As filed with the Securities and Exchange Commission on September 30, 2009.

                                                     1933 Act File No. 33-65572
                                                     1940 Act File No. 811-7852

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                         Pre-Effective Amendment No. ___
                         Post-Effective Amendment No. 47

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                Amendment No. 48

                             USAA MUTUAL FUNDS TRUST
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                9800 FREDERICKSBURG ROAD, SAN ANTONIO, TX 78288
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (210) 498-0226

                            Mark S. Howard, Secretary
                             USAA MUTUAL FUNDS TRUST
                            9800 Fredericksburg Road
                           SAN ANTONIO, TX 78288-0227
                        -------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485

___  immediately upon filing pursuant to paragraph (b)
___  on (date) pursuant to paragraph (b)
___  60 days after filing pursuant to paragraph (a)(1)
_X_  on (December 1, 2009) pursuant to paragraph (a)(1)
___  75 days after filing pursuant to paragraph (a)(2)
___  on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     Part A

                            The Prospectuses for the
            Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Stock Fund, Income Fund, Short-Term Bond Fund, Money Market Fund,
      Science & Technology Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital
            Growth Fund, Value Fund, and Institutional Share Classes

                               are included herein

                                     Part A

                               Prospectus for the
                             Aggressive Growth Fund

                                 Included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA AGGRESSIVE GROWTH FUND
     TICKER SYMBOL: USAUX
     DECEMBER 1, 2009
     ===============================

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective...........................................................2
Fees and Expenses..............................................................2
Principal Investment Strategy..................................................2
Principal Risks................................................................2
Performance....................................................................3
Investment Adviser.............................................................4
Subadviser.....................................................................4
Portfolio Manager..............................................................4
Purchase and Sale of Fund Shares...............................................4
Tax Information................................................................4
Payments to Broker-Dealers and Other Financial Intermediaries..................4
Investment Objective...........................................................5
Principal Investment Strategy..................................................5
Risks..........................................................................6
Portfolio Holdings.............................................................6
Fund Management................................................................6
Portfolio Manager..............................................................7
Using Mutual Funds in an Asset Allocation Program..............................7
Purchases and Redemptions......................................................8
Exchanges......................................................................9
Other Important Information About Purchases, Redemptions, and Exchanges.......10
Shareholder Information.......................................................11
Financial Highlights..........................................................13


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA AGGRESSIVE GROWTH FUND
===============================================================================

INVESTMENT OBJECTIVE

The USAA Aggressive Growth Fund (the Fund) is an equity fund with an investment objective of capital appreciation. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

  Management Fee                                        .46%a
  Distribution and/or Service (12b-1) Fees              None
  Other Expenses                                        .72%
  Acquired Fund Fees and Expenses                       .01%
  TOTAL ANNUAL OPERATING EXPENSES                      1.19%B

(a) A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment decreased the management fee of 0.49% by 0.03% for the most recent fiscal year ended July 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Large-Cap Growth Funds Index.

(b) In periods of market volatility, assets may decline significantly causing the Fund's total annual operating expenses to become higher than the numbers shown in the table above.

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.
--------------------------------------------------------------------------------
         1 YEAR        3 YEARS        5 YEARS        10  YEARS
--------------------------------------------------------------------------------
           $121          $378           $654           $1,443

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 79% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy to achieve its objective is to invest primarily in equity securities of large companies that are selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Equity securities tend to be more volatile than bonds. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

===============================================================================
2 | USAA AGGRESSIVE GROWTH FUND

===============================================================================

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

                          |X| RISK/RETURN BAR CHART |X|

-----------------------------------------------------------------------------

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

   CALENDAR YEAR      RETURN
      99              91.09%
      00             -19.95%
      01             -33.38%
      02             -30.60%
      03              30.79%
      04              13.03%
      05               7.23%
      06               5.33%
      07              14.88%
      08             -41.49%
-----------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                xx.xx% (9/30/09)

     BEST QUARTER*                                     WORST QUARTER*
     51.19% 4TH QTR. 1999                       -34.20% 1ST QTR. 2001

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


The table below shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

This may be particularly true for the period prior to June 28, 2002, which is the date on which Marsico Capital Management assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                SINCE INCEPTION
                                                            PAST 1 YEAR     PAST 5 YEARS        PAST 10 YEARS      10/19/81
------------------------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                         -41.49%          -3.02%              -2.29%               6.96%

  Return After Taxes on Distributions                         -41.56%          -3.05%              -2.51%               5.80%

  Return After Taxes on Distributions and Sale of Fund Shares -26.89%          -2.54%              -1.88%               5.68%

  Russell 1000(R) Growth Index
  (reflects no deduction for fees, expenses, or taxes)        -17.57%           0.70%              -3.21%                9.82%

  Lipper Large-Cap Growth Funds Index
  (reflects no deduction for taxes)                           -19.48%           0.49%              -3.73%                9.59%

================================================================================
                                                                  Prospectus | 3

USAA AGGRESSIVE GROWTH FUND
================================================================================

INVESTMENT ADVISER

USAA Investment Management Company

SUBADVISER

Marsico Capital Management (Marsico)

PORTFOLIO MANAGER

Thomas F. Marsico is the chief investment officer of Marsico and has managed the investment program of the Fund since June 2002.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

================================================================================
4 | USAA AGGRESSIVE GROWTH FUND

================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's  investment  objective is capital  appreciation.  The Fund's Board of
Trustees  may  change  the  Fund's  investment   objective  without  shareholder
approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund principally invests its assets in equity securities that tend to consist primarily of a portfolio of stocks of large companies selected for their growth potential. The Fund will normally hold a core position of 35-50 common stocks. The Fund may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out or replacing existing positions, or responding to exceptional market conditions. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. The Fund also may invest through initial public offerings.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

|X| MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

In selecting investments for the Fund, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection.

The top-down approach may take into consideration macroe-conomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico also may examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the top-down analysis, Marsico seeks to identify sectors, industries, and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be suitable for investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (E.G., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates, and other indications that a company or security may be an attractive investment prospect. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income, and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and generally is intended to replicate and describe a company's past, present, and potential future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the Fund's investments in portfolio securities if, in the opinion of Marsico, a security's fundamentals change substantively, its price appreciates excessively in relation to fundamental prospects, the company appears unlikely to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The Fund's core  investments  generally  may include  established  companies and securities that offerlong-term growth potential that offer long-term growth potential. However, the Fund also may typically include securities of less mature companies or securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes

================================================================================
                                                                  Prospectus | 5

USAA AGGRESSIVE GROWTH FUND
================================================================================

such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

RISKS

The Fund is subject to the following risks:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. The Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

INITIAL PUBLIC OFFERINGS (IPO) RISK: The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of October 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the author ity of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements is available in the Fund's annual report to shareholders for the periods ended July 31.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether

===============================================================================
6 | USAA AGGRESSIVE GROWTH FUND

===============================================================================

each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the first $750 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets in excess of $750 million but not over $1.5 billion, and one-third of one percent (0.33%) for that portion of average net assets in excess of $1.5 billion. The effective base fee for the fiscal year ended July 31, 2009, was equal to 0.49% of the Fund's average net assets over the same period.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE        ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)         OF THE FUND'S AVERAGE NET ASSETS) (1)
-----------------------------------------------------------------------------

+/- 100 to 400                   +/- 4
+/- 401 to 700                   +/- 5
+/- 701 and greater              +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the past fiscal year ended July 31, 2009, the performance adjustment decreased the base management fee of 0.49% by 0.03%.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into an Investment Subadvisory Agreement with Marsico, under which Marsico provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico Capital was organized in September 1997 as a registered investment adviser. Marsico Capital provides investment services to other mutual funds and private accounts and, as of September 30, 2009, had approximately $xx.x billion under management. Marsico Capital is compensated directly by IMCO and not by the Fund.

PORTFOLIO MANAGER

THOMAS F. MARSICO is the chief investment officer of Marsico Capital and has managed the investment program of the Fund since June 2002. Mr. Marsico has over 20 years of experience as a securities analyst and portfolio manager.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the

===============================================================================
                                                                  Prospectus | 7

USAA AGGRESSIVE GROWTH FUND
===============================================================================

annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 13 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

$50 minimum per transaction, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

================================================================================
8 | USAA AGGRESSIVE GROWTH FUND

================================================================================

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by electronic funds transfer (EFT) or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET - USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS - MOBILE.USAA.COM

|X| Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

|X|  Send a signed  fax  with  your  written  redemption  instructions  to (800)
     292-8177.

MAIL

|X| If you would like to open an account or request a redemption by mail, send your application and check or your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X| To add to your account or request a redemption by bank wire, visit us at USAA.COM or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 8. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

===============================================================================
                                                                  Prospectus | 9

USAA AGGRESSIVE GROWTH FUND
===============================================================================

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing, which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X|  Purchases  and sales made  through USAA  Strategic  Fund  Adviser(R),  USAA
     Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

|X| Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

===============================================================================
10 | USAA AGGRESSIVE GROWTH FUND

===============================================================================

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE AND TOTAL RETURN INFORMATION

For the most current price and total return information for this Fund, you may call the USAA self-service telephone system. Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you may do so by using its ticker symbol.

You also may access this information through our USAA.COM website once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                            TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                   OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will

================================================================================
                                                                 Prospectus | 11

USAA AGGRESSIVE GROWTH FUND
================================================================================

not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events it identifies that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 day are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

==============================================================================
12 | USAA AGGRESSIVE GROWTH FUND

===============================================================================

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X|  Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

===============================================================================
                                                                 Prospectus | 13

USAA AGGRESSIVE GROWTH FUND
================================================================================

                                                                            YEAR ENDED JULY 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                   2009           2008            2007             2006              2005
--------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period         $    32.38      $    34.73      $    29.88       $    30.26      $    24.93
                                               ---------------------------------------------------------------------------------
Income (loss) from investment operations:
    Net investment income (loss)                      .15             .17            (.01)(a)         (.00)(b)         .01)
    Net realized and unrealized gain (loss)         (7.54)          (2.43)           4.86(a)          (.37)           5.32
                                               ---------------------------------------------------------------------------------
Total from investment operations                    (7.39)          (2.26)           4.85(a)          (.37)           5.33
                                               ---------------------------------------------------------------------------------
Less distributions from:
    Net investment income                            (.16)           (.09)              -             (.01)              -
Net asset value at end of period               $    24.83      $    32.38      $    34.73       $    29.88      $    30.26
                                               =================================================================================
Total return (%)*                                  (22.75)          (6.54)          16.23(c)         (1.22)          21.38

Net assets at end of period (000)              $  863,162      $1,144,497      $1,237,151       $1,098,817      $1,121,221

Ratios to average net assets:**
    Expenses (%)(d)                                  1.18            1.00            1.05(c)           .99            1.02
    Net investment income (loss) (%)                  .62             .48            (.02)            (.04)            .05

Portfolio turnover (%)                                 79              70              55               65              71


*    Assumes reinvestment of all net investment income and realized capital gain
     distributions,   if  any,  during  the  period.   Includes  adjustments  in
     accordance with U.S.  generally  accepted  accounting  principles and could differ from the Lipper reported return.

**   For the year ended July 31, 2009, average net assets were $813,105,000.

(a)  Calculated using average shares.

(b)  Represents less than $0.01 per share.

(c) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(d) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                        (.00%)+        (.01%)           (.01%)          (.01%)            (.01%)

        + Represents less than 0.01% of average net asets(.)

===============================================================================
14 | USAA AGGRESSIVE GROWTH FUND

===============================================================================
NOTES
------------------------------------------------------------------------------


===============================================================================
                                                                 Prospectus | 15

                                                      ==============
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                                                      ==============
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================================================================================

If you would like more  information  about the Fund, you may call (800) 531-USAA
(8722) to request a free copy of the Fund's statement of additional  information
(SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also may be viewed, free of charge, on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the IDEA database on the SEC's website (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA                                                            [GRAPHIC]
EAGLE                                                             RECYCLED
LOGO] WE KNOW WHAT IT MEANS TO SERVE.(R)                           PAPER

================================================================================
23451-1209      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                                   Growth Fund

                                 Included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA GROWTH FUND
     TICKER SYMBOL: USAAX
     DECEMBER 1, 2009
     ===============================

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective.........................................................2
Fees and Expenses............................................................2
Principal Investment Strategy................................................2
Principal Risks..............................................................2
Performance..................................................................3
Investment Adviser...........................................................4
Subadvisers..................................................................4
Portfolio Managers...........................................................4
Purchase and Sale of Fund Shares.............................................4
Tax Information..............................................................4
Payments to Broker-Dealers and Other Financial Intermediaries................4
Investment Objective.........................................................4
Principal Investment Strategy................................................5
Risks........................................................................6
Portfolio Holdings...........................................................6
Fund Management..............................................................6
Portfolio Managers...........................................................7
Using Mutual Funds in an Asset Allocation Program............................8
Purchaes and Redemptions.....................................................8
Exchanges...................................................................10
Other Important Information About Purchases, Redemptions, and Exchanges.....10
Shareholder Information.....................................................12
Financial Highlights........................................................14


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA GROWTH FUND
===============================================================================

INVESTMENT OBJECTIVE

The USAA Growth Fund (the Fund) is an equity fund with an investment objective of long-term growth of capital. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

  Management Fee                                        .69%a
  Distribution and/or Service (12b-1) Fees              None
  Other Expenses                                        .56%
  TOTAL ANNUAL OPERATING EXPENSES                      1.25%B

a A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment decreased the base management fee of 0.75% by 0.06% for the most recent fiscal year ended July 31, 2009. The performance adjustment was calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Large-Cap Growth Funds Index.

b Pursuant to a voluntary arrangement, we have agreed to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund's average daily net assets. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's total annual operating expenses would have been as follows:

           Actual Total Annual Operating Expenses    1.25%
           Reimbursement From IMCO                  (0.25%)
           TOTAL ANNUAL OPERATING EXPENSES
             AFTER REIMBURSEMENT                     1.00%

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

-----------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------
       $127            $397          $686         $1,511

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 136% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy to achieve its objective is to invest in equity securities of companies that are selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Equity securities tend to be more volatile than bonds. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

===============================================================================
2 | USAA GROWTH FUND

===============================================================================

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

                          |X| RISK/RETURN BAR CHART |X|

[[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

CALENDAR YEAR      RETURN
     99            21.67%
     00           -19.06%
     01           -23.84%
     02           -31.79%
     03            24.88%
     04            12.66%
     05             9.65%
     06            -0.46%
     07            19.70%
     08           -45.21%

----------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                xx.xx% (9/30/09)

     BEST QUARTER*                             WORST QUARTER*
     19.98% 4th Qtr. 2001               -25.51% 3rd Qtr. 2001

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

This may be particularly true for the period prior to December 3, 2007, which is the date on which The Renaissance Group LLC assumed day-to-day management of a portion of the Fund's assets attributed to it and July 1, 2004, which is the date on which Loomis, Sayles & Company, L.P. assumed day-to-day management of a portion of the Fund's assets attributed to it.


                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   SINCE INCEPTION
                                                                  PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS         4/5/71
-----------------------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                                -45.21%          -4.21%          -6.42%             4.83%

  Return After Taxes on Distributions                                -45.23%          -4.22%          -6.68%             3.30%

  Return After Taxes on Distributions and Sale of Fund Shares        -29.36%          -3.53%          -5.09%             3.49%

  Russell 1000(R) Growth Index (reflects no deduction for fees,
  expenses, or taxes)                                                -17.57%           0.70%          -3.21%               N/A

  Lipper Large Cap Growth Funds Index (reflects no deduction
  for taxes)                                                         -19.48%           0.49%          -3.73%               N/A

================================================================================
                                                                  Prospectus | 3

USAA GROWTH FUND
================================================================================

INVESTMENT ADVISER

USAA Investment Management Company

SUBADVISERS

Loomis, Sayles & Company, L.P. (Loomis Sayles)

The Renaissance Group, LLC (Renaissance)

PORTFOLIO MANAGERS

|X| LOOMIS SAYLES

Mark B. Baribeau, CFA, a vice president of Loomis Sayles, has managed the Fund since July 2004.

Pamela N. Czekanski, CFA, a vice president of Loomis Sayles, has managed the Fund since July 2004.

Richard Skaggs, CFA, a vice president of Loomis Sayles, has managed the Fund since July 2004.

|X| RENAISSANCE

Michael E. Schroer, CFA, managing partner & chief investment officer, has managed the Fund since December 2007.

Paul A. Radomski, CPA, CFA, managing partner, has managed the Fund since December 2007.

Eric J. Strange, CPA, CFA, research analyst, has managed the Fund since December 2007.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

================================================================================
4 | USAA GROWTH FUND

================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is long-term growth of capital. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to invest its assets primarily in a diversified portfolio of equity securities selected for their growth potential.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund's assets also may be invested in warrants, rights, real estate investment trusts, convertible securities, and in nonconvertible debt securities when it is believed that these securities will offer a good prospect for appreciation. However, the Fund's investment in convertible securities is limited to 5% of the value of the Fund's net assets at the time these securities are purchased. The Fund's assets also may be invested through initial public offerings.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

|X| HOW ARE THE DECISIONS TO BUY AND SELL COMMON STOCKS MADE?

LOOMIS SAYLES

The Loomis Sayles large-cap growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including a company's long-term earnings growth rate, upward revisions to earnings estimates, accelerating or above-average revenue growth, and expanding economic profit. The team also analyzes each company's qualitative characteristics including whether the company has market-leading products, technology, or services, and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership, franchise value, barriers to entry, low-cost distribution, patent protection, and outstanding management with a demonstrated record of success and a shareholder orientation.

The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst; deceleration of quarterly sales or earnings; changes in management or management structure, weakening of competitive position, earnings disappointments; aggressive or controversial accounting; and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25% from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

RENAISSANCE

Renaissance attempts to construct a portfolio of attractively priced companies with demonstrated records of above-average profitability and accelerating earnings trends. Renaissance employs a disciplined decision-making process to create and manage a somewhat concentrated growth-oriented equity portfolio. The cornerstone of their process is a quantitative model that is designed to identify large market capitalization companies with above-average historical rates of profitability and strong financial characteristics.

Renaissance's investment process consists of the three distinct stages.

PROFITABILITY & FINANCIAL STRENGTH ANALYSIS: The stock selection process begins with a universe of the 1,000 largest U.S. companies. This universe is then screened to identify those companies with above-average historical rates of profitability and strong financial characteristics. This initial screening process highlights only those companies with successful business records and strong operating results.

MULTI-DIMENSIONAL ANALYSIS: Typically, we are then left with approximately 400-500 companies that are given further consideration. These companies are subjected to a rigorous quantitative scoring process whereby each is analyzed and ranked based on historical growth,

================================================================================
                                                                  Prospectus | 5

USAA GROWTH FUND
================================================================================

future earnings expectations, and valuation. The end result of this analysis is a composite ranking. Only the top 20% of companies in this composite ranking are eligible for further review.

QUALITATIVE ANALYSIS: At this point, the analysis becomes purely qualitative. Renaissance's analysts examine each company ranked in the top 20% considering their company fundamentals, business momentum, and management strategy, as well as many other factors. Renaissance utilizes outside research sources as well as its own analysis in this effort. Only the most attractive companies based on this further qualitative review are then finally selected for client portfolios. The scoring process also serves as a very effective sell discipline. Any issue falling below the top 40%, based on the scoring process, is considered an automatic sale candidate, and triggers our sell discipline. This discipline results in companies being sold in favor of more attractively ranked companies.

RISKS

The Fund is subject to the following risks:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. The Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of October 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements is available in the Fund's annual report to shareholders for the periods ended July 31.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether

===============================================================================
6 | USAA GROWTH FUND

===============================================================================

each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, was equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the last fiscal year ended July 31, 2009.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE        ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)         OF THE FUND'S AVERAGE NET ASSETS) (1)
---------------------------------------------------------------------------

+/- 100 to 400                   +/- 4
+/- 401 to 700                   +/- 5
+/- 701 and greater              +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Large Cap Growth Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the past fiscal year ended July 31, 2009, the performance adjustment decreased the base management fee of 0.75% by 0.06%.

We have voluntarily agreed to limit the fund's annual expenses to 1.00% of the Fund's average annual net assets and will reimburse the Fund for all expenses in excess of such limitation. We can modify or terminate this arrangement at any time. The net investment management fee we received for the fiscal year ended July 31, 2009, including the effect of the performance adjustment and reimbursements to the Fund, was equal to 0.44% of average net assets.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into Investment Subadvisory Agreements with Loomis Sayles and Renaissance, under which Loomis Sayles and Renaissance each provide day-to-day discretionary management of a portion of the Fund's assets attributed to them in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

Loomis Sayles, a Delaware limited partnership, is an indirect, wholly owned subsidiary of Natixis Global Asset Management, L.P., which in turn is owned by Natixis Global Asset Management Group. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high-net-worth, and mutual fund clients for more than 75 years and as of September 30, 2009, managed more than $xxx.x billion in client assets.

The Renaissance Group LLC, located at The Baldwin Center, 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, is an investment advisor that has specialized in growth equity management since 1978. Renaissance operates under the name of Renaissance Investment Management and is majority owned by Affiliated Managers Group, Inc., a publicly traded asset management company. As of September 30, 2009, Renaissance had $x.x billion in assets under management.

Loomis Sayles and Renaissance are compensated directly by IMCO and not by the Fund.

PORTFOLIO MANAGERS

|X| LOOMIS SAYLES

The Loomis Sayles large-cap growth portfolio management team is responsible for the day-to-day management of the Fund. This team consists of three portfolio managers, Mark B. Baribeau, Pamela N. Czekanski, and Richard Skaggs. The team also utilizes Loomis Sayles' equity research group.

MARK B. BARIBEAU, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as an Economist in 1989. He became a portfolio manager for the large-cap growth product in 1992 and has managed the Fund since July 2004. Education: B.A., in economics, University of Vermont; M.A. in economics, University of Maryland. Mr. Baribeau holds the Chartered Financial Analyst (CFA) designation.

PAMELA N. CZEKANSKI, CFA, a vice president of Loomis Sayles, started her investment career in 1983 and joined Loomis Sayles as a large-cap growth portfolio manager in 1995 and has managed the Fund since July 2004. Education:
B.A. in economics, Middlebury College. Ms. Czekanski holds the CFA designation.

RICHARD SKAGGS, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as a research analyst in 1994. He joined the large-cap growth team as a portfolio manager in 1999 and has managed the Fund since July 2004. Education: B.A. in economics and an M.S.M. Oakland University. Mr. Skaggs holds the CFA designation.

===============================================================================
                                                                  Prospectus | 7

USAA GROWTH FUND
===============================================================================

|X| RENAISSANCE

MICHAEL E. SCHROER, CFA, managing partner & chief investment officer. Mr. Schroer has 24 years of investment experience and has been with Renaissance since 1984. As chief investment officer and managing partner for Renaissance, Mr. Schroer supervises the management and direction of the firm's investment research efforts as well as determining overall portfolio strategy. He is the lead portfolio manager for the large-cap growth strategy at Renaissance.
Education: B.A., University of Cincinnati; and M.B.A., Indiana University Graduate School of Business. Mr. Schroer holds the CFA designation.

PAUL A. RADOMSKI, CPA, CFA, managing partner. Mr. Radomski joined Renaissance in 1987. His current responsibilities include portfolio management of the firm's small-cap growth portfolios, as well as contributing to the management of the firm's other equity and balanced products. Education: B.S., Miami University. Mr. Radomski holds the CFA designation and is a member of the Association of Investment Management & Research, the Cincinnati Society of Financial Analysts, the American Institute of Certified Public Accountants, and the Ohio Society of Certified Public Accountants.

ERIC J. STRANGE, CPA, CFA, research analyst. Mr. Strange recently joined Renaissance in August 2006 as a research analyst with six years of prior investment experience. His responsibilities include applying qualitative and quantitative research methodologies as part of the overall stock selection process for client portfolios. Prior to joining Renaissance, he served as portfolio manager and research analyst at Fifth Third Asset Management for the firm's large- and mid-cap growth portfolios from 2002 - 2006. Education: B.S. in Accounting, Georgetown College. He was awarded the CPA designation in 1999 and holds the CFA designation.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNt

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, includ-

================================================================================
8 | USAA GROWTH FUND

================================================================================

ing a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 13 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

$50 minimum per transaction, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by electronic funds transfer (EFT) or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET ACCESS - USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS - MOBILE.USAA.COM

|X| Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

===============================================================================
                                                                  Prospectus | 9

USAA GROWTH FUND
===============================================================================

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

|X|  Send a signed  fax  with  your  written  redemption  instructions  to (800)
     292-8177.

MAIL

|X| If you would like to open an account or request a redemption by mail, send your application and check or your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X| To add to your account or request a redemption by bank wire, visit us at USAA.COM or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 9. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio

===============================================================================
10 | USAA GROWTH FUND

===============================================================================

managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing, which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal
     Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

|X| Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

================================================================================
                                                                 Prospectus | 11

USAA GROWTH FUND
================================================================================

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE AND TOTAL RETURN INFORMATION

For the most current price and total return information for this Fund, you may call the USAA self-service telephone system. Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you may do so by using its ticker symbol.

You also may access this information through our USAA.COM website once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                            TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Equity securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets

==============================================================================
12 | USAA GROWTH FUND

===============================================================================

but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadvisers, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X|  Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

===============================================================================
                                                                 Prospectus | 13

USAA GROWTH FUND
================================================================================

|X|  ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                                                                               YEAR ENDED JULY 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                   2009            2008              2007           2006            2005
---------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period          $    15.35       $   16.03       $   13.80       $    14.53       $   11.78
                                                --------------------------------------------------------------------------------
Income (loss) from investment operations:
    Net investment income (loss)                       .03             .00(b)         (.02)(a)          .00(b)          .00(b)
    Net realized and unrealized gain (loss)          (4.24)           (.68)           2.25(a)          (.73)           2.75
                                                --------------------------------------------------------------------------------
Total from investment operations                     (4.21)           (.68)           2.23(a)          (.73)           2.75
                                                --------------------------------------------------------------------------------
Less distributions from:
    Net investment income                             (.02)              -            (.00)(b)            -               -
                                                --------------------------------------------------------------------------------
Net asset value at end of period                $    11.12       $   15.35       $   16.03       $    13.80       $   14.53
                                                ================================================================================
Total return (%)*                                   (27.39)          (4.24)          16.19(c)         (5.02)          23.34
Net assets at end of period (000)               $  593,140      $  806,763       $ 883,484       $  863,797       $ 933,849
Ratios to average net assets:**
    Expenses (%)(d)                                   1.00            1.00            1.00(c)          1.00            1.00
    Expenses, excluding reimbursements (%)(d)         1.25            1.17            1.21(c)          1.23            1.21
    Net investment income (loss) (%)                   .31             .02            (.14)             .02             .00(e)
Portfolio turnover (%)                                 136             156(f)          107              128             128

*    Assumes reinvestment of all net investment income and realized capital gain
     distributions,   if  any,  during  the  period.   Includes  adjustments  in
     accordance with U.S.  generally  accepted  accounting  principles and could differ from the Lipper reported return.

**   For the year ended July 31, 2009, average net assets were $566,566,000.

(a)  Calculated using average shares.

(b)  Represents less than $0.01 per share.

(c) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(d)  Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                        (.03%)         (.03%)           (.02%)          (.03%)            (.04%)

(e)  Represents less than 0.01%.

(f)  Reflects increased trading activity due to changes in subadvisers.

===============================================================================
14 | USAA GROWTH FUND

================================================================================
NOTES

                                                                Prospectus | 15

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================================================================================

   If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also may be viewed, free of charge, on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

   To view these documents, along with other related documents, you may visit the IDEA database on the SEC's website (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address:
   publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.


================================================================================

[USAA                                                            [GRAPHIC]
EAGLE                                                             RECYCLED
LOGO] WE KNOW WHAT IT MEANS TO SERVE.(R)                           PAPER

================================================================================

23452-1209     Investment Company Act File No. 811-7852           (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                              Growth & Income Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA GROWTH & INCOME FUND
     TICKER SYMBOL: USGRX
     DECEMBER 1, 2009
     ===============================

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective...........................................................2
Fees and Expenses..............................................................2
Principal Investment Strategy..................................................2
Principal Risks................................................................2
Performance....................................................................3
Investment Adviser.............................................................4
Subadvisers....................................................................4
Portfolio Managers.............................................................4
Purchase and Sale of Fund Shares...............................................4
Tax Information................................................................4
Payments to Broker-Dealers and Other Financial Intermediaries..................4
Investment Objective...........................................................5
Principal Investment Strategy..................................................5
Risks..........................................................................6
Portfolio Holdings.............................................................6
Fund Management................................................................6
Portfolio Managers.............................................................7
Using Mutual Funds in an Asset Allocation Program..............................8
Purchases and Redemptions......................................................9
Exchanges.....................................................................11
Other Important Information About Purchases, Redemptions, and Exchanges.......11
Shareholder Information.......................................................12
Financial Highlights..........................................................14


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA GROWTH & INCOME FUND
===============================================================================

INVESTMENT OBJECTIVE

The USAA Growth & Income Fund (the Fund) is an equity fund with an investment objective of capital growth and a secondary investment objective of current income. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

  Management Fee                                       .56%a
  Distribution and/or Service (12b-1) Fees              None
  Other Expenses                                       .56%
  TOTAL ANNUAL OPERATING EXPENSES                     1.12%

a A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment decreased the base management fee of 0.60% by 0.04% for the most recent fiscal year ended July 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Multi-Cap Core Funds Index.

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

------------------------------------------------------------------------------
      1 Year         3 Years       5 Years       10 Years
------------------------------------------------------------------------------
       $114            $356          $617         $1,363

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 100% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy to achieve its objective is to invest its assets primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Equity securities tend to be more volatile than bonds. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

===============================================================================
2 | USAA GROWTH & INCOME FUND

===============================================================================

The following bar chart provides some indication of the risks of investing in this fund and illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

                          |X| RISK/RETURN BAR CHART |X|

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

CALENDAR YEAR      RETURN
     99            14.11%
     00             2.99%
     01            -6.13%
     02           -21.27%
     03            29.22%
     04            10.63%
     05             6.89%
     06             9.55%
     07             9.49%
     08           -41.46%

--------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                xx.xx% (9/30/09)

       BEST QUARTER*                         WORST QUARTER*
       16.13% 2nd Qtr. 2003           -25.36% 4th Qtr. 2008

 * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table below shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

This may be particularly true for the periods prior to June 28, 2002, which is the date on which Wellington Management Company, LLP assumed day-to-day management of the portion of the Fund's assets attributed to it; March 1, 2006, which is the date on which Loomis, Sayles & Company, L.P. and Barrow, Hanley, Mewhinney & Strauss, Inc. assumed day-to-day management of the portion of the Fund's assets attributed to them; and July 9, 2007, which is the date on which UBS Global Asset Management (Americas) Inc. assumed day-to-day management of the portion of the Fund's assets attributed to it.


                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  SINCE INCEPTION
                                                                   PAST 1 YEAR   PAST 5 YEARS      PAST 10 YEARS        6/1/93
----------------------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                -41.46%          -3.65%          -0.70%           5.03%

  Return After Taxes on Distributions                                -41.53%          -4.97%          -1.72%           3.86%

  Return After Taxes on Distributions and Sale of Fund Shares        -26.82%          -2.81%          -0.57%           4.18%

  Russell 3000(R) Index (reflects no deduction for fees, expenses,
  or taxes)                                                          -20.21%           0.42%          -0.41%           7.05%

  Lipper Multi-Cap Core Funds Index (reflects no deduction for taxes)-19.00%           1.09%           0.42%           6.74%


================================================================================
                                                                  Prospectus | 3

USAA GROWTH & INCOME FUND
================================================================================

INVESTMENT ADVISER

USAA Investment Management Company

SUBADVISERS

Wellington Management Company, LLP (Wellington Management)

Loomis, Sayles & Company, L.P. (Loomis Sayles)

Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS)

UBS Global Asset Management (Americas) Inc. (UBS)

PORTFOLIO MANAGERS

|X| WELLINGTON MANAGEMENT

Matthew E. Megargel, CFA, senior vice president and equity portfolio manager of Wellington Management, has served as the portfolio manager of the Fund since June 2002.

Francis J. Boggan, CFA, senior vice president and equity portfolio manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since June 2002.

Jeffrey L. Kripke, vice president and equity portfolio manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since June 2002.

|X| LOOMIS SAYLES

Mark B. Baribeau, CFA, a vice president of Loomis Sayles, has managed the Fund since March 2006.

Pamela N. Czekanski, CFA, a vice president of Loomis Sayles, has managed the Fund since March 2006.

Richard Skaggs, CFA, a vice president of Loomis Sayles, has managed the Fund since March 2006.

|X| BHMS

Mark Giambrone, CPA, has over 15 years of investment management experience and has managed the Fund since March 2006.

Timothy J. Culler, CFA, has over 23 years of investment management experience and has managed the Fund since March 2006.

James P. Barrow, one of the founders of the firm in 1979, has managed the Fund since March 2006.

Ray Nixon, Jr., has over 30 years of investment management experience and has managed the Fund since March 2006.

Robert J. Chambers, CFA, has over 35 years of investment management experience and has managed the Fund since March 2006.

|X| UBS

Thomas M. Cole is Head of North American Equities, Research Director for North American Equities, and a managing director at UBS Global Asset Management. He has been a portfolio manager of the Fund since July 2007.

John C. Leonard is Global Head of Equities and a member of the UBS Group Managing Board. He has been a portfolio manager of the Fund since July 2007.

Thomas J. Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is a managing director of UBS Global Asset Management. He has been a portfolio manager of the Fund since July 2007.

Scott C. Hazen has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an executive director of UBS Global Asset Management. He has been a portfolio manager of the Fund since July 2007.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


================================================================================
4 | USAA GROWTH & INCOME FUND

================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's objective is capital growth with a a secondary investment objective of current income. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to invest its assets primarily in equity securities that show the best potential for total return through a combination of capital growth and income. The assessment of potential return is based on an analysis of earnings and earnings growth, relative value, and company management. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, and real estate investment trusts (REITs).

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

|X| ARE THERE ANY RESTRICTIONS AS TO THE TYPES OF INVESTMENTS IN WHICH THE FUND'S ASSETS MAY BE INVESTED?

The Fund's investment in convertible securities will be limited to 5% of the value of the Fund's net assets at the time these securities are purchased. The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objectives during the time it is in this temporary defensive posture.

|X| MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

In addition to companies organized in the United States, a U.S. company includes any company organized outside of the United States but which (a) is included in an index tracking the performance of a U.S. securities market; (b) has its headquarters or principal location of operations in the United States; (c) has its primary listing on a securities exchange or market in the United States; or
(d) derives a majority of revenues in the United States.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

WELLINGTON MANAGEMENT

The dominant component of Wellington Management's approach is proprietary fundamental research and bottom-up stock selection. Overall, Wellington Management seeks the best combination of four key variables in our investments: sustainable competitive advantage; above-average profitability and free cash flow generation relative to peers; sustainable organic revenue growth and earnings per share (EPS) gains; and attractive valuations.

Each stock held by the Fund is continually monitored to ensure its fundamental attractiveness. Stocks will be considered for sale from the portfolio when they exhibit a decreasing trend in earnings growth, when the downside risk equals the upside potential, or when the stock reaches Wellington Management's target valuation.

LOOMIS SAYLES

The Loomis Sayles multi-cap growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including a company's long-term earnings growth rate, upward revisions to earnings estimates, accelerating or above average revenue growth, and expanding economic profit. The team also analyzes each company's qualitative characteristics including whether the company has market leading products, technology, or services, and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership, franchise value, barriers to entry, low-cost distribution, patent protection, and outstanding management with a demonstrated record of success, and a shareholder orientation.

The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst; deceleration of quarterly sales or earnings, changes in management or management structure; weakening of competitive position, earnings disappointments, aggressive or controversial accounting, and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25 percent from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

================================================================================
                                                                  Prospectus | 5

USAA GROWTH & INCOME FUND
================================================================================

BHMS

BHMS' approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes that these inefficiencies can best be exploited through adherence to an active, value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS utilizes a consistent, disciplined process to identify companies it believes to be undervalued and temporarily out of favor. The firm strives to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below-average risks. BHMS is a patient, long-term investor, and views short-term disappointments and resulting price declines as opportunities to profit in high-quality or improving businesses. BHMS intends for the Fund to reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market.

When BHMS believes a stock has lost its value characteristics or has met valuation targets, it liquidates the security. BHMS does not try to judge when the holding might reach a speculative level of overvaluation.

UBS

In selecting securities, UBS focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is UBS's assessment of what a security is worth. UBS will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, UBS bases its estimates of value upon economic, industry, and company analysis, as well as upon a company's management team, competitive advantage, and core competencies. UBS then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

RISKS

The Fund is subject to the following risks:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager-of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of October 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements is available in the Fund's annual report to shareholders for the periods ended July 31.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual

===============================================================================
6 | USAA GROWTH & INCOME FUND

===============================================================================

day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Multi-Cap Core Funds Index. The base fee, which is accrued daily and paid monthly, was equal to an annualized rate of three-fifths of one percent (0.60%) of the Fund's average net assets for the last fiscal year ended July 31, 2009.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE        ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)         OF THE FUND'S AVERAGE NET ASSETS) (1)
---------------------------------------------------------------------

+/- 100 to 400                   +/- 4
+/- 401 to 700                   +/- 5
+/- 701 and greater              +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.


Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the past fiscal year ended July 31, 2009, the performance adjustment decreased the base management fee of 0.60% by 0.04%.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into Investment Subadvisory Agreements with Wellington Management, Loomis Sayles, BHMS, and UBS under which Wellington Management, Loomis Sayles, BHMS, and UBS each provide day-to-day discretionary management of the portion of the Fund's assets attributed to them in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm, which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2009 Wellington Management had investment management authority with respect to approximately $xxx billion in assets.

Loomis Sayles, a Delaware limited partnership, is an indirect, wholly owned subsidiary of Natixis Global Asset Management, L.P., which in turn is owned by Natixis Global Asset Management. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high-net-worth, and mutual fund clients for more than 75 years and as of September 30, 2009, managed more than $xxx.x billion in client assets.

BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979. As of September 30, 2009, the firm managed more than $xx.x billion in equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

UBS, One North Wacker Drive, Chicago, Illinois, 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. Invested assets of the UBS Global Asset Management Division totaled $xxx0 billion as of September 30, 2009. Assets under management for UBS Global Asset Management (Americas) Inc. totaled $1xxx billion as of September 30, 2009.

Wellington Management, Loomis Sayles, BHMS, and UBS are compensated directly by IMCO and not by the Fund.

PORTFOLIO MANAGERS

The Fund uses a multimanager approach with each subadviser managing its assigned portion of the Fund's assets.

|X| WELLINGTON MANAGEMENT

Wellington Management uses a team of investment professionals led by Matthew E. Megargel.

MATTHEW E. MEGARGEL, CFA, senior vice president and equity portfolio manager of Wellington Management, has served as the portfolio manager of the Fund since June 2002. Mr. Megargel joined Wellington Management as an investment professional in 1983.

FRANCIS J. BOGGAN, CFA, senior vice president and equity portfolio manager of Wellington Management, joined the firm as an investment

===============================================================================
                                                                  Prospectus | 7

USAA GROWTH & INCOME FUND
===============================================================================

professional in 2001. Mr. Boggan has been involved in portfolio management and securities analysis for the Fund since June 2002.

JEFFREY L. KRIPKE, vice president and equity portfolio manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Kripke has been involved in portfolio management and securities analysis for the Fund since June 2002.

|X| LOOMIS SAYLES

The Loomis Sayles multi-cap growth portfolio management team consists of three portfolio managers, Mark B. Baribeau, Pamela N. Czekanski, and Richard Skaggs. The team also utilizes Loomis Sayles' equity research group and research from the Loomis Sayles' mid-cap growth and small-cap growth product teams.

MARK B. BARIBEAU, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as an economist in 1989. He became a portfolio manager for the Large Cap Growth product in 1992 and has managed the Fund since March 2006. Education: B.A. in economics, University of Vermont; M.A. in economics, University of Maryland. Mr. Baribeau holds the Chartered Financial Analyst (CFA) designation.

PAMELA N. CZEKANSKI, CFA, a vice president of Loomis Sayles, started her investment career in 1983 and joined Loomis Sayles as a Large Cap Growth portfolio manager in 1995 and has managed the Fund since March 2006. Education:
B.A. in economics, Middlebury College. Mrs. Czekanski holds the CFA designation.

RICHARD SKAGGS, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as a research analyst in 1994. He joined the Large Cap Growth team as a portfolio manager in 1999 and has managed the Fund since March 2006. Education: B.A. in economics and an M.S.M., Oakland University. Mr. Skaggs holds the CFA designation.

|X| BHMS

BHMS' diversified large cap strategy is managed in a team approach by its equity portfolio managers. The lead portfolio manager is Mark Giambrone.

MARK GIAMBRONE, CPA, joined BHMS in December 1998 and became a principal in 2000. He has over 15 years of investment management experience and has managed the Fund since March 2006. Education: B.S. in accounting, Indiana University; M.B.A., University of Chicago.

TIMOTHY J. CULLER, CFA, joined BHMS as a principal in April 1999. He has over 23 years of investment management experience and has managed the Fund since March 2006. Education: B.A. and M.A., Miami University in Ohio. Mr. Culler holds the CFA designation.

JAMES P. BARROW, one of the founders of the firm in 1979, has managed investment portfolios since 1963 and has managed the Fund since March 2006. Education:
B.S., University of South Carolina.

RAY NIXON, JR., joined BHMS as a principal in June 1994. He has over 30 years of investment management experience and has managed the Fund since March 2006. Mr. Nixon is a member of the Board of the Presbyterian Healthcare Foundation, the Board of the Salvation Army, and the Strategic Advisory Board of the CFA Society of Dallas/Fort Worth. Education: B.A. and M.B.A., University of Texas.

ROBERT J. CHAMBERS, CFA, joined BHMS as a principal in August 1994. He has over 35 years of investment management experience and has managed the Fund since March 2006. Education: B.S. in finance, Drexel University. Mr. Chambers holds the CFA designation.

|X| UBS

Thomas Cole, John Leonard, Thomas Digenan, and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the Fund. Mr. Cole as the head of the investment management team leads the portfolio construction process and reviews the overall composition of the Fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Leonard, Mr. Digenan, and Mr. Hazen work closely with Mr. Cole on portfolio construction and ensuring that the Fund's investment objectives are met. Information about Messrs. Cole, Leonard, Digenan, and Hazen is provided below.

THOMAS M. COLE is Head of North American Equities, Research Director for North American Equities, and a managing director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1985 and a portfolio manager of the Fund since July 2007.

JOHN C. LEONARD is Global Head of Equities and a member of the UBS Group Managing Board. Mr. Leonard has been an investment professional with UBS Global Asset Management since 1991 and a portfolio manager of the Fund since July 2007.

THOMAS J. DIGENAN has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is a managing director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001. Mr. Digenan has been a portfolio manager of the Fund since July 2007.

SCOTT C. HAZEN has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an executive director of UBS Global Asset Management. From 1992 until 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management. Mr. Hazen has been a portfolio manager of the Fund since July 2007.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

================================================================================
8 | USAA GROWTH & INCOME FUND

================================================================================

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 14 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

$50 minimum per transaction, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

===============================================================================
                                                                  Prospectus | 9

USAA GROWTH & INCOME FUND
===============================================================================

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by electronic funds transfer (EFT) or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET ACCESS - USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS - MOBILE.USAA.COM

|X| Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

|X|  Send a signed  fax  with  your  written  redemption  instructions  to (800)
     292-8177.

MAIL

|X| If you would like to open an account or request a redemption by mail, send your application and check or your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X| To add to your account or request a redemption by bank wire, visit us at USAA.COM or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or call (800) 531-USAA (8722) to add them.


===============================================================================
10 | USAA GROWTH & INCOME FUND

===============================================================================

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 9. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, a fund deems that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

================================================================================
                                                                 Prospectus | 11

USAA GROWTH & INCOME FUND
================================================================================

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal
     Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

|X| Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE AND TOTAL RETURN INFORMATION

For the most current price and total return information for this Fund, you may call the USAA self-service telephone system. Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you may do so by using its ticker symbol.

You also may access this information through our USAA.COM website once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the

==============================================================================
12 | USAA GROWTH & INCOME FUND

===============================================================================

NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                            TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadvisers, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

===============================================================================
                                                                 Prospectus | 13

USAA GROWTH & INCOME FUND
================================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X|  Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

Shareholder Mailings

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.


===============================================================================
14 | USAA GROWTH & INCOME FUND

===============================================================================

                                                                                YEAR ENDED JULY 31,
------------------------------------------------------------------------------------------------------------------------------------
                                              2009              2008               2007                2006            2005
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period     $    14.86        $     19.26      $     18.14          $    19.16       $    17.72
                                           -----------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                           .11                .12              .13                 .10              .13
  Net realized and unrealized gain (loss)       (3.51)             (1.80)            3.08                 .16             2.61
                                           --------------------------------------------------------------------------------------
Total from investment operations                (3.40)             (1.68)            3.21                 .26             2.74
Less distributions from:
  Net investment income                          (.11)              (.11)            (.13)               (.10)            (.13)
  Realized capital gains                           --               (2.61)          (1.96)              (1.18)           (1.17)
                                            -------------------------------------------------------------------------------------
Total distributions                              (.11)             (2.72)           (2.09)              (1.28)           (1.30)
Net asset value at end of period           $    11.35        $     14.86      $     19.26          $    18.14       $    19.16
                                           ======================================================================================
Total return (%)*                              (22.81)            (10.69)           18.46(a)             1.22            15.79
Net assets at end of period (000)          $  927,126        $ 1,292,943      $ 1,531,563          $1,376,986       $1,329,900
Ratios to average net assets:**
   Expenses (%)(b)                               1.12               1.00              .99(a)             1.01             1.00
                 -
   Net investment income (%)                      .99                .74              .57                 .59              .69
Portfolio turnover (%)                            100                 83              119                 179               81

*    Assumes reinvestment of all net investment income and realized capital gain
     distributions,   if  any,  during  the  period.   Includes  adjustments  in
     accordance with U.S.  generally  accepted  accounting  principles and could differ from the Lipper reported return.

**   For the year ended July 31, 2009, average net assets were $904,123,000.

(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                (.01%)             (.01%)          (.01%)             (.02%)            (.02%)


===============================================================================
                                                                 Prospectus | 15

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================================================================================

    If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also may be viewed, free of charge, on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

   To view these documents, along with other related documents, you may visit the IDEA database on the SEC's website (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address:
   publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[
[USAA                                                            [GRAPHIC]
EAGLE                                                             Recycled
LOGO] WE KNOW WHAT IT MEANS TO SERVE.(R)                           Paper
================================================================================


23453-1209
      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                                Income Stock Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA INCOME STOCK FUND
     TICKER SYMBOL: USISX
     DECEMBER 1, 2009
     ===============================

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective..........................................................2
Fees and Expenses.............................................................2
Principal Investment Strategy.................................................2
Principal Risks...............................................................2
Performance...................................................................3
Investment Adviser............................................................4
Subadviser....................................................................4
Portfolio Managers............................................................4
Purchase and Sale of Fund Shares..............................................4
Tax Information...............................................................4
Payments to Broker-Dealers and Other Financial Intermediaries.................4
Investment Objective..........................................................5
Principal Investment Strategy.................................................5
Risks.........................................................................5
Portfolio Holdings............................................................6
Fund Management...............................................................6
Portfolio Managers............................................................7
Using Mutual Funds in an Investment Program...................................7
Purchases and Redemptions.....................................................7
Exchanges.....................................................................9
Other Important Information About Purchases, Redemptions, and Exchanges......10
Shareholder Information......................................................11
Financial Highlights.........................................................13


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA INCOME STOCK FUND
===============================================================================

INVESTMENT OBJECTIVE

The USAA Income Stock Fund (the Fund) is an equity fund with an investment objective of current income with the prospect of increasing dividend income and the potential for capital appreciation. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee                                         .43%a
Distribution and/or Service (12b-1) Fees               None
Other Expenses                                         .46%
TOTAL ANNUAL OPERATING EXPENSES                        .89%

a A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment decreased the base management fee of 0.50% by 0.07% for the most recent fiscal year ended July 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Equity Income Funds Index.

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------
        $91            $284         $493          $1,096

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy is to normally invest at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. This 80% policy may be changed upon at least 60 days' notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

This Fund is subject to dividend payout risk, which is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be adversely affected.

Investments in Real Estate Investment Trusts (REITs) may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

===============================================================================
2 | USAA INCOME STOCK FUND

===============================================================================

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

                          |X| RISK/RETURN BAR CHART |X|

[[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

CALENDAR YEAR      RETURN
     99             2.46%
     00            10.82%
     01            -4.18%
     02           -19.00%
     03            25.76%
     04            12.02%
     05             5.79%
     06            19.01%
     07            -3.31%
     08           -35.62%

------------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                 X.XX% (9/30/09)

      BEST QUARTER**                                      WORST QUARTER**
      15.24% 4th Qtr. 2003                          -20.54% 4th Qtr. 2008

 ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

This may be particularly true for the periods prior to August 1, 2005, which is the date on which OFI Institutional Asset Management, Inc. assumed day-to-day management of a portion of the Fund's assets, and July 12, 2003, which is the date on which Grantham, Mayo, Van Otterloo & Co. LLC assumed day-to-day management of a portion of the Fund's assets.

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               SINCE INCEPTION
                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS      5/4/87
---------------------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                               -35.62%         -2.57%          -0.27%          6.94%

  Return After Taxes on Distributions                               -36.00%         -3.80%          -1.80%          4.93%

  Return After Taxes on Distributions and Sale of Fund Shares       -22.89%         -2.01%          -0.52%          5.25%

  Russell 1000(R) Value Index (reflects no deduction for fees,
  expenses, or taxes)                                               -22.94%         -0.29%           0.94%          8.71%

  Lipper Equity Income Funds Index (reflects no deduction
  for taxes)                                                        -19.14%          0.26%           0.76%          7.37%

================================================================================
                                                                  Prospectus | 3

USAA INCOME STOCK FUND
================================================================================

INVESTMENT ADVISER

USAA Investment Management Company

SUBADVISERS

Grantham, Mayo, Van Otterloo & Co. LLC (GMO)

OFI Institutional Asset Management, Inc. (OFI Institutional)

PORTFOLIO MANAGERS

GMO

Sam Wilderman is the director and the senior member of the division responsible for managing the implementation and monitoring the overall portfolio management. Mr. Wilderman joined the division as co-director in 2005 and has managed the Fund since August 2005.

OFI INSTITUTIONAL

David Schmidt, Chief Investment Officer, Quantitative Equities. He has managed the Fund since August 2005.

PURCHASE AND SALE OF FUND SHARES

The Fund is not available for individual retirement accounts because the majority of its income is tax exempt. You may purchase or redeem shares of the Fund on any business day through our website at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone
(800)  531-USAA  (8722).  Shares may be purchased by electronic  funds  transfer
(EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfer to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

================================================================================
4 | USAA INCOME STOCK FUND

================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy will be to normally invest at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. The Fund attempts to provide a portfolio with a dividend yield at or above the average of the Russell 1000 Value Index. The portfolio may include common stocks, real estate investment trusts (REITs), securities convertible into common stocks, and securities that carry the right to buy common stocks.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

|X| MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

GMO

With respect to the portion of the Fund managed by GMO, the portfolio is generally traded each month and each rebalance is a step towards moving the portfolio to strength. As stocks that are highly ranked move up into consideration, they are displacing stocks that are becoming lesser rated. In addition, GMO seeks to control risk by limiting sector weights, style groups, and market capitalization ranges in the portfolio so that they do not deviate too far from those in the Russell 1000 Value Index. With the addition on August 1, 2005, of OFI Institutional as an additional subadviser of the Fund, GMO materially modified its investment techniques in managing its portion of the Fund, in part to place greater emphasis on risk control.

OFI INSTITUTIONAL

With respect to the portion of the Fund managed by OFI Institutional, a combination of quantitative models is used by OFI Institutional to identify those stocks that show the greatest potential for capital appreciation. The exact combination of models that is used varies by sector and is based on a proprietary process that OFI Institutional has developed over the years as a result of intensive and rigorous research. Typically, the portfolio that OFI Institutional manages will have a price-to-earnings ratio that is less than the Russell 1000 Value Index, and will have a yield at or above the Russell 1000 Value Index.

OFI Institutional examines the portfolio on a daily basis to identify those stocks that are no longer rated highly by the models. When a stock is sold, the stocks to be purchased for the portfolio are selected according to their perceived potential for capital appreciation as well as their ability to maintain the portfolio's balance with respect to sector and industry diversification, underlying fundamentals such as price-to-earnings ratio, and distribution of market capitalization.

RISKS

The Fund is subject to the following risks:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in stocks, including convertible securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

DIVIDEND PAYOUT RISK: This Fund is subject to dividend payout risk, which is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be adversely affected.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. The Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change

================================================================================
                                                                  Prospectus | 5

USAA INCOME STOCK FUND
================================================================================

subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

REITS INVESTMENT RISK: Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund's policies and procedures are with respect to the disclosure of the Fund's portfolio securities are available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of October 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements is available in the Fund's annual report to shareholders for the periods ended July 31.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Equity Income Funds Index. The base fee, which is accrued daily and paid monthly, was equal to an annualized rate of one-half of one percent (0.50%) of the Fund's average net assets for the last fiscal year ended July 31, 2009.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE       ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)        OF THE FUND'S AVERAGE NET ASSETS) (1)
---------------------------------------------------------------------

+/- 100 to 400                     +/- 4
+/- 401 to 700                     +/- 5
+/- 701 and greater                +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Equity Income Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the past fiscal year ended July 31, 2009, the performance adjustment decreased the base management fee of 0.50% by 0.07%.

In   addition to  providing  investment  management  services,  we also  provide administration, shareholder servicing, and distribution services

===============================================================================
6 | USAA INCOME STOCK FUND

===============================================================================

to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into Investment Subadvisory Agreements with GMO and OFI Institutional, under which GMO and OFI Institutional each provide day-to-day discretionary management of the portion of the Fund's assets attributed to them in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

GMO is located at 40 Rowes Wharf, Boston, Massachusetts 02110. GMO has 30 years of investment management experience and primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors. As of September 30, 2009, GMO managed on a worldwide basis approximately $xxx billion.

OFI Institutional, located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, is an investment adviser registered under the Investment Advisers Act of 1940. OFI Institutional, a corporation organized under the laws of the state of New York, is the institutional arm of OppenheimerFunds, Inc., one of the country's largest investment organizations with approximately $xx billion in assets under management as of September 30, 2009. OFI Institutional is dedicated to serving the needs of retirement plan sponsors, endowments, foundations, and other investment companies.

GMO and OFI Institutional are compensated directly by IMCO and not by the Fund.

PORTFOLIO MANAGERS

|X| GMO

Day-to-day management of the Fund is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the Fund. The Division's team members work collaboratively to manage the Fund's portfolio.

SAM WILDERMAN is the director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolios. Mr. Wilderman joined the Division as co-director in 2005. Prior to joining the U.S. Quantitative Division in 2005, Mr. Wilderman was responsible for research and portfolio management for the GMO Emerging Markets Division. He joined GMO in 1996 following the completion of his B.A. in economics from Yale University.

|X| OFI INSTITUTIONAL

OFI Institutional also employs a team approach in managing its portion of the Fund. The team is led by David Schmidt, Chief Investment Officer, Quantitative Equities. Mr. Schmidt oversees the quantitative equity investment process and is responsible for the ongoing analysis of the firms' quantitative models. He rejoined the firm in 1994 and has held his current responsibilities since 1999. He has managed the Fund since August 2005. Education: B.A. in mathematics from Carleton College and the Chartered Financial Analyst designation.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA

==============================================================================
                                                                  Prospectus | 7

USAA INCOME STOCK FUND
===============================================================================

family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

$50 minimum per transaction, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by Electronic Funds Transfer (EFT) or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

================================================================================
8 | USAA INCOME STOCK FUND

================================================================================

BUYING AND SELLING FUND SHARES

INTERNET ACCESS - USAA.COM

|X| To establish access to your account, log on to usaa.com and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS - MOBILE.USAA.COM

|X| Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

|X|  Send a signed  fax  with  your  written  redemption  instructions  to (800)
     292-8177.

MAIL

|X| If you would like to open an account or request a redemption by mail, send your application and check or your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X| To add to your account or request a redemption by bank wire, visit us at USAA.COM or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 8. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund

===============================================================================
                                                                  Prospectus | 9

USAA INCOME STOCK FUND
===============================================================================

reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X|  Purchases  and sales made  through USAA  Strategic  Fund  Adviser(R),  USAA
     Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

|X| Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the

===============================================================================
10 | USAA INCOME STOCK FUND

===============================================================================

short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE AND TOTAL RETURN INFORMATION

For the most current price and total return information for this Fund, you may call the USAA self-service telephone system. Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you can do so by using its ticker symbol.

You also may access this information through our USAA.COM website once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                            TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Equity securities including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers, if applicable will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available informa-

================================================================================
                                                                 Prospectus | 11

USAA INCOME STOCK FUND
================================================================================

tion that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadvisers, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish

==============================================================================
12 | USAA INCOME STOCK FUND

===============================================================================

the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X|  Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

===============================================================================
                                                                 Prospectus | 13

USAA INCOME STOCK FUND
================================================================================

                                                                               YEAR ENDED JULY 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                  2009            2008              2007            2006              2005
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period        $      12.53      $     16.64     $     16.11       $     17.36      $     15.31
                                              --------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                .24              .30             .30               .30              .32
  Net realized and unrealized gain (loss)            (3.00)           (2.95)           1.42               .86             2.22
                                              --------------------------------------------------------------------------------------
Total from investment operations                     (2.76)           (2.65)           1.72              1.16             2.54
                                              --------------------------------------------------------------------------------------
Less distributions: from:
  Net investment income                               (.24)            (.31)           (.30)             (.31)            (.32)
  Realized capital gains                              -               (1.15)           (.89)            (2.10)            (.17)
                                              --------------------------------------------------------------------------------------
Total distributions                                   (.24)           (1.46)          (1.19)            (2.41)            (.49)
                                              --------------------------------------------------------------------------------------
Net asset value at end of period              $       9.53      $     12.53     $     16.64       $     16.11      $     17.36
                                              ======================================================================================
Total return (%)*                                   (21.98)          (17.25)          10.66(a)           7.38            16.81

Net assets at end of period (000)             $  1,190,258      $ 1,758,083     $ 2,296,206       $ 2,158,950      $ 2,088,535

Ratios of expenses to average net assets (%)**
  Expenses (%)(b)                                      .89              .80             .82(a)            .83              .78
  Net investment income (%)                           2.50             2.06            1.77              1.87             1.99

Portfolio turnover (%)                                  85               91              74               108               73


 *   Assumes reinvestment of all net investment income and realized capital gain
     distributions,   if  any,  during  the  period.   Includes  adjustments  in
     accordance with U.S.  generally  accepted  accounting  principles and could differ from the Lipper reported return.

 **  For the year ended July 31, 2009, average net assets were $1,230,584,000.

(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                     (.01%)           (.02%)          (.01%)            (.02%)           (.00%)+
    + Represents less than 0.01% of average net assets.

===============================================================================
14 | USAA INCOME STOCK FUND

===============================================================================
NOTES
--------------------------------------------------------------------------------

===============================================================================
                                                                 Prospectus | 15

                                                      ==============
9800 Fredericksburg Road                                 PRSRT STD
San Antonio, Texas 78288                               U.S. Postage
                                                          PAID
                                                          USAA
                                                      ==============
     SAVE PAPER AND FUND COSTS
     At USAA.COM click: MY DOCUMENTS
     Set preferences to USAA DOCUMENTS ONLINE


================================================================================

   If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also may be viewed, free of charge, on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

   To view these documents, along with other related documents, you may visit the IDEA database on the SEC's website (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address:
   publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA                                                            [GRAPHIC]
EAGLE                                                             Recycled
LOGO] WE KNOW WHAT IT MEANS TO SERVE.(R)                           Paper

================================================================================
40047-1209      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                                   Income Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA INCOME FUND
     TICKER SYMBOL: USAIX
     DECEMBER 1, 2009
     ===============================

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective..........................................................2
Fees and Expenses.............................................................2
Principal Investment Strategy.................................................2
Principal Risks...............................................................2
Performance...................................................................3
Investment Adviser............................................................4
Subadviser....................................................................4
Portfolio Manager.............................................................4
Purchase and Sale of Fund Shares..............................................4
Tax Information...............................................................4
Payments to Broker-Dealers and Other Financial Intermediaries.................4
Investment Objective..........................................................5
Principal Investment Strategy.................................................5
Risks.........................................................................6
Portfolio Holdings............................................................8
Fund Management...............................................................8
Portfolio Manager.............................................................8
Using Mutual Funds in an Investment Program...................................8
Purchases and Redemptions.....................................................9
Exchanges....................................................................10
Other Important Information About Purchases, Redemptions, and Exchanges......11
Shareholder Information......................................................12
Financial Highlights.........................................................14

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA INCOME FUND
===============================================================================

INVESTMENT OBJECTIVE

The USAA Income Fund (the Fund) is a fixed-income fund with an investment objective of maximum current income without undue risk to principal. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee                                         .29%a
Distribution and/or Service (12b-1) Fees                None
Other Expenses                                         .36%
TOTAL ANNUAL OPERATING EXPENSES                        .65%

a A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment increased the base management fee of 0.24% by 0.05% for the most recent fiscal year ended July 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper A Rated Bond Funds Index.

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

----------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------
        $66           $208          $362           $810

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's principal investment strategy is to invest its assets primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

The securities in the Fund's portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All securities varying from the highest quality to very speculative have some degree of credit risk.

In addition, certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on re-sale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It is also possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund's net asset value (NAV), especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund's performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility.

As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may

===============================================================================
2 | USAA INCOME FUND

===============================================================================

generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders.

The Fund is subject to U.S. Government Sponsored Enterprises (GSEs) Risk. While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie
Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

Investing in real estate investment trusts (REITs) may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt and preferred securities of REITs, the Fund also is subject to credit risk.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

                          |X| RISK/RETURN BAR CHART |X|

[[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31
---------------------------------------------
CALENDAR YEAR      RETURN
     99            -3.85%
     00            13.34%
     01             7.58%
     02             8.63%
     03             4.91%
     04             4.52%
     05             2.96%
     06             4.16%
     07             5.03%
     08            -5.04%

-----------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                 x.xx% (9/30/09)

       BEST QUARTER*                                    WORST QUARTER*
       4.38% 3rd Qtr. 2002                        -3.62% 4th Qtr. 2008

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

================================================================================
                                                                  Prospectus | 3

USAA INCOME FUND
================================================================================

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 SINCE INCEPTION
                                                                PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS       3/4/74
-----------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                -5.04%           2.26%           4.10%            8.49%

Return After Taxes on Distributions                                -6.89%           0.52%           2.02%            5.02%

Return After Taxes on Distributions and Sale of Fund Shares        -3.23%           0.94%           2.24%            5.04%

Barclays U.S. Aggregate Bond Index (reflects no deduction for
fees, expenses, or taxes)                                           7.85%           5.14%           6.19%              N/A

Lipper A Rated Bond Funds Index (reflects no deduction for taxes)   5.31%           3.75%           5.16%              N/A

INVESTMENT ADVISER

USAA Investment Management Company

PORTFOLIO MANAGER

Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since February 2000.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $20 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

================================================================================
4 | USAA INCOME FUND

================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is maximum current income without undue risk to principal. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to invest its assets primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved. Consistent with this policy, when interest rates rise, we will invest a greater portion of the Fund's portfolio in securities whose value we believe to be less sensitive to interest rate changes.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

|X| WHAT TYPES OF SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

The securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including synthetic securities.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| WHAT IS THE CREDIT QUALITY OF THE DEBT SECURITIES?

The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the Securities and Exchange Commission. Below are investment-grade ratings for five of the current NRSRO rating agencies:

                           LONG-TERM         SHORT-TERM
RATING AGENCY              DEBT SECURITIES   DEBT SECURITIES
----------------------------------------------------------------
Moody's Investors                            At least Prime-3
Service, Inc.              At least Baa3     or MIG 3/VMIG 3

Standard & Poor's                            At least A-3
Rating Services            At least BBB -    or SP-2

Fitch Ratings, Inc.        At least BBB -    At least F3

Dominion Bond
Rating Service Limited     At least BBB low  At least R-2 low

A.M. Best Co., Inc.        At least bbb -    At least AMB-3

If a security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

In addition, the Fund may invest up to 10% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk, because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than the higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded also may be less liquid than the market for investment-grade securities.

You will find a complete description of the above debt ratings in the Fund's statement of additional information (SAI).

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We search for securities that represent value at the time of purchase given current market conditions. For fixed-income securities, value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement security is available.

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                                                                  Prospectus | 5

USAA INCOME FUND
================================================================================

For common stocks, value involves selecting individual dividend-paying stocks, whose yields are sensitive to interest rate levels when their dividend yields are close to bond yields, which implies undervaluation. Such stocks are generally sold when their yields return to a normal relationship versus bonds through price appreciation.

RISKS

The Fund is subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

|X| IF INTEREST RATES INCREASE, the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's NAV and total return.

|X| IF INTEREST RATES DECREASE, the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's NAV and total return.

PREPAYMENT RISK: The possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The debt securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

|X| Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

|X| Independently assessing credit risk and its impact on the Fund's portfolio when evaluating potential investments for the Fund.

|X| Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Securities rated below investment-grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than on higher-rated securities.

LIQUIDITY RISK: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on re-sale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It is also possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund's NAV, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund's performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately-placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which have all experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

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6 | USAA INCOME FUND

===============================================================================

MARKET RISK: The possibility that the value of the Fund's investments will decline regardless of the success or failure of a company's operations. A company's stock and bond prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Markets tend to run in cycles, with periods when prices generally go up and periods when prices generally go down. Equity securities tend to be more volatile than bonds.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. The Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

REITS INVESTMENT RISK: Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even cause losses to the Fund.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause mortgage-backed security's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase mortgage-backed security's sensitivity to rising interest rates and its potential for price declines.

If the Fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the Fund may receive payments only after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to "subprime" borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers' credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund's NAV and total return adversely during the time the Fund holds these securities.

GSES RISK: While mortgage-backed securities and other securities issued by certain GSEs, such as Ginnie Mae, are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

LEGISLATIVE RISK: Legislative risk is a risk that new government policies may affect mortgages in the future in ways we do not know since there is no historical data.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be

===============================================================================
                                                                  Prospectus | 7

USAA INCOME FUND
===============================================================================

invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund's policies and procedures are with respect to the disclosure of the Fund's portfolio securities are available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of October 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory Agreement is available in the Fund's annual report to shareholders for the periods ended July 31.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper A Rated Bond Funds Index. The base fee, which is accrued daily and paid monthly, was equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets for the last fiscal year ended July 31, 2009.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE        ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)         OF THE FUND'S AVERAGE NET ASSETS)(1)
----------------------------------------------------------------------

+/- 20 to 50                     +/- 4
+/- 51 to 100                    +/- 5
+/- 101 and greater              +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper A Rated Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the past fiscal year ended July 31, 2009, the performance adjustment increased the base management fee of 0.24% by 0.05%.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

PORTFOLIO MANAGER

MARGARET WEINBLATT, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since February 2000. She has 29 years of investment management experience and has worked for us for ten years. Prior to joining us, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995. Education: B.A., Radcliffe College, M.A. and Ph.D., University of Pennsylvania. Ms. Weinblatt holds the Chartered Financial Analyst (CFA)
designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the New York Society of Securities Analysts.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily

================================================================================
8 | USAA INCOME FUND

================================================================================

pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your, identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 14 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASE

$50 minimum per transaction, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written

===============================================================================
                                                                  Prospectus | 9

USAA INCOME FUND
===============================================================================

in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign
instruments:   checks,  money  orders,   traveler's  checks,  or  other  similar
instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by Electronic Funds Transfer (EFT) or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET ACCESS - USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS - MOBILE.USAA.COM

|X| Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

|X|  Send a  signed fax  with  your  written  redemption  instructions  to (800)
     292-8177.

MAIL

|X| If you would like to open an account or request a redemption by mail, send your application and check or your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X| To add to your account or request a redemption by bank wire, visit us at USAA.COM or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive

===============================================================================
10 | USAA INCOME FUND

===============================================================================

     the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 9. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing, which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

================================================================================
                                                                 Prospectus | 11

USAA INCOME FUND
================================================================================

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X|  Purchases  and sales made  through USAA  Strategic  Fund  Adviser(R),  USAA
     Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

|X| Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

For the most current price, yield, and total return information for this Fund, you may call the USAA self-service telephone system. Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you can do so by using its ticker symbol.

You also may access this information through our USAA.COM website once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

==============================================================================
12 | USAA INCOME FUND

===============================================================================

===============================================================================
                            TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type;
indications as to values from dealers in securities; and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends monthly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.


|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify

===============================================================================
                                                                 Prospectus | 13

USAA INCOME FUND
================================================================================

for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X|  Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

===============================================================================
14 | USAA INCOME FUND

===============================================================================

                                                                               YEAR ENDED JULY 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                  2009           2008               2007              2006               2005
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period        $      11.81    $     11.92       $     11.92        $     12.32       $     12.24
                                              --------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                               .64            .63               .60                .59               .56
   Net realized and unrealized gain (loss)             .05           (.11)             (.00)(a)           (.41)              .08
                                              --------------------------------------------------------------------------------------
Total from investment operations                       .69            .52               .60                .18               .64
                                              --------------------------------------------------------------------------------------
Less distributions from:
   Net Investment Income                              (.64)          (.63)             (.60)              (.58)             (.56)
                                              --------------------------------------------------------------------------------------
Net asset value at end of period              $      11.86    $     11.81       $     11.92        $     11.92       $     12.32
                                              ======================================================================================
Total return (%)*                                     6.38           4.37              5.09(c)            1.50              5.33

Net assets at end of period (000)             $  2,080,994    $ 1,982,924       $ 1,846,658        $ 1,751,433       $ 1,798,881

Ratios to average net assets:**
   Expenses (%)(b)                                     .65            .63               .62(c)             .59               .55
   Net investment income (%)                          5.76           5.19              4.98               4.81              4.38

Portfolio turnover (%)                                  18             16                28                 36                24

 *   Assumes reinvestment of all net investment income and realized capital gain
     distributions,   if  any,  during  the  period.   Includes  adjustments  in
     accordance with U.S.  generally  accepted  accounting  principles and could differ from the Lipper reported return.

 **  For the year ended July 31, 2009,  average net assets were  $1,876,066,000.

(a)  Represents less than $0.01 per share.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c) For the year ended July 31, 2007, the transfer agent voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

===============================================================================
                                                                 Prospectus | 15

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================================================================================
   If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also may be viewed, free of charge, on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

   To view these documents, along with other related documents, you may visit the IDEA database on the SEC's website (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address:
   publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA                                                            [GRAPHIC]
EAGLE                                                             Recycled
LOGO] WE KNOW WHAT IT MEANS TO SERVE.(R)                            Paper


================================================================================
23451-1209      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                             Short-Term Bond Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA SHORT-TERM BOND FUND
     TICKER SYMBOL: USSBX
     DECEMBER 1, 2009
     ===============================


TABLE OF CONTENTS
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Investment Objective..........................................................2
Fees and Expenses.............................................................2
Principal Investment Strategy.................................................2
Principal Risks...............................................................2
Performance...................................................................3
Investment Adviser............................................................4
Portfolio Managers............................................................4
Purchase and Sale of Fund Shares..............................................4
Tax Information...............................................................4
Payments to Broker-Dealers and Other Financial Intermediaries.................4
Investment Objective..........................................................5
Principal Investment Strategy.................................................5
Risks.........................................................................6
Portfolio Holdings............................................................7
Fund Management...............................................................8
Portfolio Managers............................................................8
Using Mutual Funds in an Investment Program...................................8
Purchases and Redemptions.....................................................9
Exchanges....................................................................10
Other Important Information About Purchases, Redemptions, and Exchanges......11
Shareholder Information......................................................11
Financial Highlights.........................................................13


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA SHORT-TERM BOND FUND
===============================================================================

INVESTMENT OBJECTIVE

The USAA Short-Term Bond Fund (the Fund) is a taxable bond fund with an investment objective of high current income consistent with preservation of principal. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

  Management Fee                                       .29%a
  Distribution and/or Service (12b-1) Fees              None
  Other Expenses                                       .43%
  TOTAL ANNUAL OPERATING EXPENSES                      .72%

  a A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment increased the base management fee of 0.24% by 0.05% for the most recent fiscal year ended July 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Short Investment Grade Bond Funds Index.

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

--------------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
        $74            $230         $401           $894

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy is to normally invest at least 80% of the Fund's assets in a broad range of investment-grade debt securities that have a dollar-weighted average portfolio maturity of three years or less. This 80% policy may be changed upon at least 60 days' notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The debt securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk.

The Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Risks associated with derivatives include: the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

Liquidity risk is the risk that a fund's investment generally cannot be disposed of in the ordinary course of business, within seven days or less, at approximately the same value at which the Fund has valued the investment.

===============================================================================
2 | USAA SHORT-TERM BOND FUND

===============================================================================

The Fund is subject to the possibility that the value of its investments will fluctuate because of changes in interest rates. If interest rates increase, the yield of the Fund may increase, which would likely increase its total return. If interest rates decrease, the yield of the Fund may decrease, which may decrease its total return.

The Fund also is subject to the possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true. In addition, when mortgage rates are at record lows, there is real risk that these low coupon mortgages may never prepay because homeowners tend to not refinance. Therefore, these mortgages may extend to be very long and hence more sensitive to interest rates than mortgages have been in the past. This extension risk can be described as the opposite of prepayment risk.

While mortgage-backed securities and other securities issued by certain Government Sponsored Enterprises (GSEs), such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

The Fund also is subject to the possibility of legislative risk which is a risk that new government policies may affect mortgages in the future in ways we do not know since there is no historical data.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

                          |X| RISK/RETURN BAR CHART |X|

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

     CALENDAR YEAR    TOTAL RETURN
          2008           -2.56%
          2007            5.77%
          2006            4.71%
          2005            2.29%
          2004            1.88%
          2003            4.25%
          2002           -0.12%
          2001            5.07%
          2000            7.12%
          1999            4.06%

--------------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                 x.xx% (9/30/09)

     BEST QUARTER*                          WORST QUARTER*
     3.30% 3rd Qtr. 2001              -3.11% 4th Qtr. 2001

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

================================================================================
                                                                  Prospectus | 3

USAA SHORT-TERM BOND FUND
================================================================================


                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   SINCE INCEPTION
                                                             PAST 1 YEAR     PAST 5 YEARS      PAST 10 YEARS           6/1/93
------------------------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                          -2.56%           2.38%               3.21%               4.12%

  Return After Taxes on Distributions                          -4.15%           0.92%               1.37%               2.08%

  Return After Taxes on Distributions and Sale of Fund Shares  -1.64%           1.19%               1.62%               2.25%

  Barclays 1-3 Government/Credit Index
  (reflects no deduction for fees, expenses, or taxes)          5.10%           4.22%               4.89%               5.15%

  Lipper Short Investment Grade Bond Funds Index
  (reflects no deduction for taxes)                             5.70%           3.59%               4.73%               4.97%

INVESTMENT ADVISER

USAA Investment Management Company

PORTFOLIO MANAGERS

R. Matthew Freund, CFA, vice president of Fixed Income Investments, has managed the Fund since May 2002.

Julianne Bass, CFA, assistant vice president and portfolio manager, has co-managed the Fund since January 2007.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $20 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


================================================================================
4 | USAA SHORT-TERM BOND FUND

================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

INVESTMENT OBJECTIVE

|X|  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The  Fund's  investment   objective  is  high  current  income  consistent  with
preservation of principal. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?


The Fund's principal investment strategy is to normally invest at least 80% of its assets in a broad range of investment-grade debt securities that have a dollar-weighted average portfolio maturity of three years or less. This 80% policy may be changed upon at least 60 days' notice to shareholders.


|X|  WHAT TYPES OF DEBT SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?


The Fund will invest primarily in U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including synthetic securities.


Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

The Fund is limited to 20% of its net assets invested in preferred and convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

|X|  WHAT IS THE CREDIT QUALITY OF THE DEBT SECURITIES?

The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the Securities and Exchange Commission. Below are investment-grade ratings for five of the current NRSRO rating agencies:

                          LONG-TERM           SHORT-TERM
RATING AGENCY             DEBT SECURITIES     DEBT SECURITIES
--------------------------------------------------------------------------------
Moody's Investors                             At least Prime-3
Service, Inc.             At least Baa3       or MIG 3/VMIG 3

Standard & Poor's                             At least A-3
Ratings Group             At least BBB-       or SP-2

Fitch Ratings, Inc.       At least BBB-       At least F3

Dominion Bond
Rating Service Limited    At least BBB low    At least R-2 low

A.M. Best Co., Inc.       At least bbb-       At least AMB-3

If a security does not meet the investment-grade requirements set forth above, we may make a determination that the security is of equivalent investment quality to a comparable investment grade security of the same issuer.

In addition, the Fund may invest up to 5% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk, because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than the higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded may be less liquid than the market for investment-grade securities.


You will find a complete description of the above debt ratings in the Fund's statement of additional information (SAI).


|X|  HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market.

We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.


RISKS

The Fund is subject to the following risks:

CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The debt securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

================================================================================
                                                                  Prospectus | 5

USAA SHORT-TERM BOND FUND
================================================================================

|X| Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

|X| Independently assessing credit risk and its impact on the Fund's portfolio when evaluating potential investments for the Fund.

|X| Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Securities rated below investment-grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's net asset value (NAV) could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than on higher-rated securities.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

|X| IF INTEREST RATES INCREASE, the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's NAV and total return.

|X| IF INTEREST RATES DECREASE, the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's NAV and total return.

PREPAYMENT RISK: The possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.


LEGISLATIVE RISK: Legislative risk is a risk that new government policies may affect mortgages in the future in ways we do not know since there is no historical data.


LIQUIDITY RISK: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on re-sale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It is also possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund's NAV, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund's performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately-placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which have all experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

MARKET RISK: The possibility that the value of the Fund's investments will decline regardless of the success or failure of a company's operations. A company's stock and bond prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Markets tend to run in cycles, with periods when prices generally go up and periods when prices generally go down. Equity securities tend to be more volatile than bonds.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. The Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

REAL ESTATE INVESTMENT TRUSTS (REITS) INVESTMENT RISK: Investing in debt securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate.

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6 | USAA SHORT-TERM BOND FUND

===============================================================================

Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund is also subject to credit risk.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even cause losses to the Fund.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

If the Fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the Fund may receive payments only after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to "subprime" borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers' credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund's NAV and total return adversely during the time the Fund holds these securities.


GSES RISK: While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are available in the Fund's SAI, which is available upon request.


FUND MANAGEMENT


IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of October 31, 2009.


We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of

===============================================================================
                                                                  Prospectus | 7

USAA SHORT-TERM BOND FUND
===============================================================================

Trustees' approval of the Fund's Advisory Agreement is available in the Fund's annual report to shareholders for the periods ended July 31.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Short Investment Grade Bond Funds Index. The base fee, which is accrued daily and paid monthly, was equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE       ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)        OF THE FUND'S AVERAGE NET ASSETS)
--------------------------------------------------------------------------------

+/- 20 to 50                        +/- 4
+/- 51 to 100                       +/- 5
+/- 101 and greater                 +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.


Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Short Investment Grade Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the past fiscal year ended July 31, 2009, the performance adjustment increased the base management fee of 0.24% by 0.05%.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.


PORTFOLIO MANAGERS

R. MATTHEW FREUND, CFA, vice president of Fixed Income Investments, has managed the Fund since May 2002. Mr. Freund has 20 years of investment management experience and has worked for us for 15 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

JULIANNE BASS, CFA, assistant vice president and portfolio manager, has co-managed the Fund since January 2007. She has 21 years of investment management experience and has worked for us for nine years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.


The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts, and ownership of Fund securities.


USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

================================================================================
8 | USAA SHORT-TERM BOND FUND

================================================================================

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

$50 minimum per transaction, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax

===============================================================================
                                                                  Prospectus | 9

USAA SHORT-TERM BOND FUND
===============================================================================

purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you received upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET ACCESS - USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS - MOBILE.USAA.COM

|X| Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

|X|  Send a signed  fax  with  your  written  redemption  instructions  to (800)
     292-8177.

CHECKWRITING

|X| You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 MAY BE RETURNED UNPAID. We reserve the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

MAIL

|X| If you would like to open an account or request a redemption by mail, send your application and check or your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X| To add to your account or request a redemption by bank wire, visit us at USAA.COM or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or MOBILE.USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES


EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 9. The investment minimums applicable to share purchases also apply

===============================================================================
10 | USAA SHORT-TERM BOND FUND

===============================================================================

to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

ACCOUNT BALANCE


SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).


EXCESSIVE SHORT-TERM TRADING POLICY

At this time, the Fund's Board of Trustees has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;


|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);


|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION


For the most current price, yield, and total return information for this Fund, you may call the USAA self-service telephone system. Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you may do so by using its ticker symbol.


You also may access this information through our USAA.COM website once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                           TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.


Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board


================================================================================
                                                                 Prospectus | 11

USAA SHORT-TERM BOND FUND
================================================================================

of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.


Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.


Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.


For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.


DIVIDENDS AND OTHER DISTRIBUTIONS

Distributions from the Fund's net investment income are accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. Ordinarily, any net realized capital gain distribution will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES


This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.


|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions oth-

==============================================================================
12 | USAA SHORT-TERM BOND FUND

===============================================================================

erwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X|  Fails to certify that he or she is not subject to backup withholding.


To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and currently you are not subject to backup withholding.


|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

Shareholder Mailings

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

===============================================================================
                                                                 Prospectus | 13

USAA SHORT-TERM BOND FUND
================================================================================


                                                                        YEAR ENDED JULY 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                 2009             2008              2007               2006              2005
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period        $     8.81       $     8.85        $     8.80         $      8.87       $     8.98
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                             .43              .41               .40                 .36              .30
   Net realized and unrealized gain (loss)           .08             (.04)              .05                (.07)            (.11)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .51              .37               .45                 .29              .19
------------------------------------------------------------------------------------------------------------------------------------
 Less distributions from:
   Net investment income                            (.43)            (.41)             (.40)               (.36)            (.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period              $     8.89       $     8.81        $     8.85         $      8.80       $     8.87
====================================================================================================================================
Total return (%)*                                   6.11             4.26              5.18(a)             3.36             2.19
Net assets at end of period (000)             $  902,546       $  651,398        $  515,684         $   439,343        $ 425,137
Ratios to average net assets:**
   Expenses (%)(b)                                   .72              .69               .69(a)              .69              .56
   Net investment income (%)                        5.04             4.63              4.50                3.94             3.06
Portfolio turnover (%)                                32               33                37                  51               42

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

**   For the year ended July 31, 2009, average net assets were $700,367,000.

(a) For the year ended July 31, 2007, the transfer agent voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

===============================================================================
14 | USAA SHORT-TERM BOND FUND

===============================================================================

NOTES
-------------------------------------------------------------------------------

===============================================================================
                                                                 Prospectus | 15

================================================================================

                                                      ==============
9800 Fredericksburg Road                                 PRSRT STD
San Antonio, Texas 78288                               U.S. Postage
                                                           PAID
                                                           USAA
                                                      ==============
     SAVE PAPER AND FUND COSTS
     At USAA.COM click: MY DOCUMENTS
     Set preferences to USAA DOCUMENTS ONLINE


================================================================================

If you would like more  information  about the Fund, you may call (800) 531-USAA
(8722) to request a free copy of the Fund's statement of additional  information
(SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on usaa.com because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the IDEA database on the SEC's website (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.


================================================================================

[USAA
EAGLE
LOGO] WE KNOW WHAT IT MEANS TO SERVE.(R)
================================================================================

23456-1209      Investment Company Act File No. 811-7852          (C)2009, USAA.

                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                                Money Market Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                                       GRAPHIC OMITTED
     ======================
     PROSPECTUS
     USAA MONEY MARKET FUND
     TICKER SYMBOL: USAXX
     DECEMBER 1, 2009
     ======================


TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective..........................................................2
Fees and Expenses.............................................................2
Principal Investment Strategy.................................................2
Principal Risks...............................................................2
Performance...................................................................2
Investment Adviser............................................................3
Portfolio Manager.............................................................3
Purchase and Sale of Fund Shares..............................................3
Tax Information...............................................................3
Payments to Broker-Dealers and Other Financial Intermediaries.................3
Investment Objective..........................................................4
Principal Investment Strategy.................................................4
Risks.........................................................................4
Portfolio Holdings............................................................5
Fund Management...............................................................5
Portfolio Manager.............................................................5
Using Mutual Funds in an Investment Program...................................5
Purchases and Redemptions.....................................................6
Exchanges.....................................................................7
Other Important Information About Purchases, Redemptions, and Exchanges.......8
Shareholder Information.......................................................8
Financial Highlights.........................................................10


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA MONEY MARKET FUND
================================================================================

INVESTMENT OBJECTIVE

The USAA Money Market Fund (the Fund) is a money market fund with an investment objective of the highest income consistent with preservation of capital and the maintenance of liquidity. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

  Management Fee                                     .24%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     .39%
  TOTAL ANNUAL OPERATING EXPENSES                    .63%

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of those periods shown.

--------------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
        $64           $202          $351           $786

PRINCIPAL INVESTMENT STRATEGY

The Fund's investment objective is the highest income consistent with preservation of capital and the maintenance of liquidity. The Fund's strategy to achieve this objective is to invest in high-quality, U.S. dollar-denominated, short-term debt instruments that present minimal credit risk and comply with strict Securities and Exchange Commission (SEC) guidelines applicable to money market funds.

PRINCIPAL RISKS

Any investment involves risk and there is no assurance that the Fund will achieve its investment objective. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The securities in the Fund's portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All securities varying from the highest quality to very speculative have some degree of credit risk.

The Fund also is subject to the possibility that the value of its investments will fluctuate because of changes in interest rates, adverse changes in supply and demand for investment securities, or other market factors. If interest rates increase, the yield of the Fund may increase, which would likely increase its total return. If interest rates decrease, the yield of the Fund may decrease, which may decrease its total return.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund.

PERFORMANCE

The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

                          |X| RISK/RETURN BAR CHART |X|
[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

     CALENDAR YEAR    TOTAL RETURN
          2008            2.88%
          2007            4.81%
          2006            4.63%
          2005            2.82%
          2004            0.95%
          2003            0.83%
          2002            1.52%
          2001            3.96%
          2000            6.15%
          1999            4.97%
--------------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                 x.xx% (9/30/09)

                BEST QUARTER*                       WORST QUARTER*
                1.57% 4th Qtr. 2000            0.15% 1st Qtr. 2004

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

================================================================================
2 | USAA MONEY MARKET FUND

================================================================================

The following table shows the Fund's average annual total returns for the periods indicated.

Remember, historical performance does not necessarily indicate what will happen in the future.

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

                                                              SINCE
                                                              INCEPTION
     PAST 1 YEAR       PAST 5 YEARS       PAST 10 YEARS        1/30/81
--------------------------------------------------------------------------------
        2.88%            3.21%              3.34%              5.86%

INVESTMENT ADVISER

USAA Investment Management Company

PORTFOLIO MANAGER

Anthony M. Era, Jr., vice president of Money Market Funds, has managed the Fund since October 2006.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. (Except on transfers from brokerage accounts, which are exempt from the minimum.) No initial investment is required if you elect to have monthly electronic investments of at least $20 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


================================================================================
                                                                  Prospectus | 3

USAA MONEY MARKET FUND
================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The  Fund's   investment   objective  is  the  highest  income  consistent  with
preservation of capital and the maintenance of liquidity. The Fund's Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY


|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to invest its assets in high-quality, U.S. dollar-denominated debt securities of domestic and foreign issuers that have been determined to present minimal credit risk and comply with strict SEC guidelines applicable to money market funds.

|X| WHAT ARE THE MAIN TYPES OF MONEY MARKET INSTRUMENTS IN WHICH THE FUND MAY INVEST?

The Fund's portfolio may include, but is not limited to, variable-rate demand notes; commercial paper; Treasury bills, bonds, notes, and certificates of deposit; repurchase agreements; asset-backed securities; Eurodollar and Yankee obligations; and other money market securities.

In addition, the Fund may invest up to 10% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

|X| ARE THERE ANY LIMITS ON HOW MUCH CAN BE INVESTED IN ONE ISSUER?

Yes. The SEC has set certain diversification requirements for money market funds. Generally, these requirements limit a taxable money market fund's investments in securities of any issuer to no more than 5% of the Fund's assets. Also, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward these limitations.

|X| WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

The Fund's purchases consist of high-quality securities that qualify as eligible securities under the SEC rules that apply to money market funds. In general, an eligible security is defined as a security that is:

|X| Issued or guaranteed by the U.S. government or any agency or instrumentality thereof,

|X| Rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs) or by one NRSRO if the security is rated by only one NRSRO,

|X| Unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term obligations so rated, or

|X| Unrated but determined by us to be of comparable quality.

In addition, we must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

|X| WHO ARE THE NRSROS?

Current NRSROs include:

|X| Moody's Investors Service, Inc.
|X| Standard & Poor's Ratings Services
|X| Fitch Ratings, Inc.
|X| Dominion Bond Rating Service Limited
|X| A.M. Best, Co., Inc.

|X| WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED?

If the rating of a security is downgraded after purchase, we, subject under certain circumstances to Board of Trustees' review, will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.


|X| WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE (NAV) OF $1 PER SHARE?

We will endeavor to maintain a constant Fund NAV of $1 per share; however, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.


For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts have determined that the security presents minimal credit risk.

There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and maintaining a dollar-weighted average portfolio maturity for the Fund of 90 days or less.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, sell decisions are usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.


RISKS

The Fund is subject to the following risks:


INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

================================================================================
4 | USAA MONEY MARKET FUND

================================================================================

|X| IF INTEREST RATES INCREASE, the yield of the Fund may increase, which would likely increase the Fund's total return.

|X| IF INTEREST RATES DECREASE, the yield of the Fund may decrease, which may decrease the Fund's total return.

CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. The Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

OTHER RISKS: Money market funds are sometimes confused with savings accounts. A savings account is a deposit with a bank. The bank is obligated to return the amount deposited and to pay you interest for the use of your money. Up to a certain dollar amount, the FDIC will insure that the bank meets its obligations.

This Fund is not a savings account but, rather, is a money market mutual fund that issues and redeems its shares at the Fund's NAV per share. The Fund always seeks to maintain a constant NAV of $1 per share.

Just as a savings account pays interest on the amount deposited, the Fund pays dividends on the shares you own. If these dividends are reinvested in the Fund, the value of your account may grow over time.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of October 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory Agreement is available in the Fund's annual report to shareholders for the periods ended July 31.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets for the last fiscal year ended July 31, 2009.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

PORTFOLIO MANAGER

ANTHONY M. ERA, JR. vice president of Money Market Funds, has managed the Fund since October 2006. He has 23 years of investment management experience and has worked for us for 22 years. Education: B.A., Creighton University, Omaha, Nebraska; master's degree in finance, University of Texas at San Antonio. Mr. Era is a member of the CFA Institute and the CFA Society of San Antonio.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

================================================================================
                                                                  Prospectus | 5

USAA MONEY MARKET FUND
================================================================================

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 9 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

$50 minimum per transaction, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

================================================================================
6 | USAA MONEY MARKET FUND

================================================================================

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you received upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET ACCESS - USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS - MOBILE.USAA.COM

|X| Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

    Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

|X| Send a  signed  fax  with  your  written  redemption  instructions  to (800)
    292-8177.

CHECKWRITING

|X| You will not be charged  for the use of checks or any  subsequent  reorders.
    You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 MAY BE RETURNED UNPAID. We reserve the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

MAIL

|X| If you would like to open an account or request a redemption by mail, send your application and check or your written instructions to:

    REGULAR MAIL:
    USAA Investment Management Company
    P.O. Box 659453
    San Antonio, TX 78265-9825

    REGISTERED OR EXPRESS MAIL:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78240

BANK WIRE

|X| To add to your account or request a redemption by bank wire, visit us at USAA.COM or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

================================================================================
                                                                  Prospectus | 7

USAA MONEY MARKET FUND
================================================================================

EXCHANGES


EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 6. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING POLICY

At this time, the Fund's Board of Trustees has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X| Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

For the most current price, yield, and total return information for this Fund, you may call the USAA self-service telephone system. Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you may do so by using its ticker symbol.

You also may access this information through our USAA.COM website once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                           TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

================================================================================
8 | USAA MONEY MARKET FUND

================================================================================

VALUATION OF SECURITIES

Securities are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Securities for which valuations are not readily available or are considered unreliable are valued in good faith by us at fair value using valuation procedures and procedures to stabilize net asset value approved by the Fund's Board of Trustees.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIOns

Net investment income is accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date. When buying fund shares through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern time on the same day. Dividends continue to accrue to the effective date of redemption. If you redeem shares with a same-day wire request before 10:30 a.m. Eastern time, however, the shares will not earn dividends that same day.

Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax. We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive these distributions by way of EFT. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gain on the sale or exchange of the Fund's capital assets held for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X| Underreports dividend or interest income or

|X| Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and currently you are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

===============================================================================
                                                                  Prospectus | 9

USAA MONEY MARKET FUND
===============================================================================

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.


                                                                                  YEAR ENDED JULY 31,
------------------------------------------------------------------------------------------------------------------------------------
                                              2009              2008             2007                2006             2005
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period       $      1.00        $      1.00      $       1.00      $      1.00       $      1.00
                                             ---------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                             .02                .04               .05              .04               .02
   Net realized and unrealized gain                  .00(a)             .00(a)            .00(a),(b)      (.00)(a)           .00(a)
                                             ---------------------------------------------------------------------------------------
Total from investment operations                     .02                .04               .05              .04               .02
                                             ---------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                            (.02)              (.04)             (.05)            (.04)             (.02)
                                             ---------------------------------------------------------------------------------------
Net asset value at end of period             $      1.00        $      1.00      $       1.00      $      1.00       $      1.00
                                             =======================================================================================
Total return (%)*                                   1.86               3.70              4.91(b)          3.99              1.93
Net assets at end of period (000)            $ 6,112,293        $ 5,833,182      $  5,062,461      $ 4,393,245       $ 2,960,026
Ratios to average net assets: **
   Expenses (%)(c)                                   .63                .57               .58              .58               .60
   Net investment income (%)                        1.83               3.60              4.81             3.98              1.91

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return.

 ** For the year ended July 31, 2009, average net assets were $5,936,852,000.

(a) Represents less than $0.01 per share.

(b) For the year ended July 31, 2007, the Manager reimbursed the Fund $1,000 for a loss incurred from the sale of a portion of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The reimbursement had no effect on the Fund's per share net realized gain or total return.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.


===============================================================================
10 | USAA MONEY MARKET FUND

===============================================================================

NOTES
-------------------------------------------------------------------------------

================================================================================
                                                                 Prospectus | 11

USAA MONEY MARKET FUND
================================================================================


================================================================================
12 | USAA MONEY MARKET FUND

================================================================================


================================================================================
                                                                 Prospectus | 13

USAA MONEY MARKET FUND
================================================================================


================================================================================
14 | USAA MONEY MARKET FUND

================================================================================

================================================================================
                                                                 Prospectus | 15

                                                      ==============
9800 Fredericksburg Road                                 PRSRT STD
San Antonio, Texas 78288                               U.S. Postage
                                                          PAID
                                                          USAA
                                                      ==============
[ARROW] SAVE PAPER AND FUND COSTS
        At USAA.COM click: MY DOCUMENTS
        Set preferences to USAA DOCUMENTS ONLINE


================================================================================

If you would like more information  about the Funds, you may call (800) 531-USAA
(8722) to request a free copy of the Funds' statement of additional  information
(SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. The Funds' annual and semiannual reports also may be viewed on USAA.COM. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.


To view these documents, along with other related documents, you may visit the IDEA database on the SEC's website (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.


================================================================================

                                                              [GRAPHIC OMITTED]
[USAA EAGLE LOGO]  WE KNOW WHAT IT MEANS TO SERVE. (R)           Recycled Paper

================================================================================

23457-1209      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                            Science & Technology Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA SCIENCE & TECHNOLOGY FUND
     TICKER SYMBOL: USSCX
     DECEMBER 1, 2009
     ===============================

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective..........................................................2
Fees and Expenses.............................................................2
Principal Investment Strategy.................................................2
Principal Risks...............................................................2
Performance...................................................................3
Investment Adviser............................................................4
Subadviser....................................................................4
Portfolio Managers............................................................4
Purchase and Sale of Fund Shares..............................................4
Tax Information...............................................................4
Payments to Broker-Dealers and Other Financial Intermediaries.................4
Investment Objective..........................................................5
Principal Investment Strategy.................................................5
Risks.........................................................................5
Portfolio Holdings............................................................6
Fund Management...............................................................6
Portfolio Managers............................................................7
Using Mutual Funds in an Investment Program...................................7
Purchases and Redemptions.....................................................8
Exchanges.....................................................................9
Other Important Information About Purchases, Redemptions, and Exchanges......10
Shareholder Information......................................................11
Financial Highlights.........................................................13


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA SCIENCE & TECHNOLOGY FUND
===============================================================================

INVESTMENT OBJECTIVE

The USAA Science & Technology Fund (the Fund) is an equity fund with an investment objective of long-term capital appreciation. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee                                         .73%a
Distribution and/or Service (12b-1) Fees               None
Other Expenses                                         .94%
Acquired Fund Fees and Expenses                        .01%b
TOTAL ANNUAL OPERATING EXPENSES                       1.68%

a A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment decreased the base management fee of 0.75% by 0.02% for the most recent fiscal year ended July 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Science & Technology Funds Index.

b Acquired fund fees and expenses are fees and expenses incurred indirectly by the Fund as a result of investment in other investment companies, including exchange-traded funds (ETFs). Since acquired fund fees and expenses are not directly borne by the Fund, they are not directly reflected in the Fund's financial statements, with the result that the information presented in this expense table will differ from that presented in the Financial Highlights.

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------
       $171           $530          $913          $1,987

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 191% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's principal strategy is to normally invest at least 80% of the Fund's assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements. This 80% policy may be changed upon at least 60 days' notice to shareholders. The Fund may invest up to 50% of its assets in foreign securities.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund objective will be acheived. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

Because the Fund invests in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds. In addition, there is possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The possibility that the Fund's investments in companies whose value is highly dependent on scientific and technological developments may be more volatile because of the short life cycles and competitive pressures of many of the products or services of these companies. A mutual fund portfolio consisting of investments related to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund's portfolio are subject to distinctive risks. The products and services of these companies may not be economically successful or may quickly become outdated.

===============================================================================
2 | USAA SCIENCE & TECHNOLOGY FUND

===============================================================================

Additionally, many of these companies must comply with significant governmental regulations and may need governmental approval of their products and services.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

                          |X| RISK/RETURN BAR CHART |X|

[[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31
----------------------------------------------
CALENDAR YEAR      RETURN
     99            47.04%
     00           -16.66%
     01           -38.92%
     02           -38.63%
     03            52.99%
     04             3.15%
     05            11.16%
     06             9.66%
     07            11.57%
     08           -43.27%
-----------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                XX.XX% (9/30/09)

    BEST QUARTER*                                         WORST QUARTER*
    34.75% 4th Qtr. 2001                           -37.99% 3rd Qtr. 2001

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

This may be particularly true for the periods prior to June 28, 2002, which is the date on which Wellington Management Company LLC (Wellington Management) assumed day-to-day management of the portion of the Fund's assets invested in the technology sector and August 9, 2003, which is the date on which Wellington Management assumed day-to-day management of the portion of the Fund's assets invested in the science sector. Prior to those dates, USAA Investment Management Company was solely responsible for managing all or a portion of the Fund's assets.

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               SINCE INCEPTION
                                                               PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS         8/1/97
--------------------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                             -43.27%        -4.46%           -5.64%           -2.56%

  Return After Taxes on Distributions                             -43.27%        -4.46%           -5.69%           -2.60%

  Return After Taxes on Distributions and Sale of Fund Shares     -28.12%        -3.74%           -4.59%           -2.14%

  S&P 500(R) Index  (reflects no deduction for fees,
  expenses, or taxes)                                             -19.96%        -0.14%           -1.19%           -1.19%

  Lipper Science & Technology Funds Index
  (reflects no deduction for taxes)                               -12.08%         2.84%           -3.52%           -3.52%

================================================================================
                                                                  Prospectus | 3

USAA SCIENCE & TECHNOLOGY FUND
================================================================================

INVESTMENT ADVISER

USAA Investment Management Company

SUBADVISER

Wellington Management Company, LLP (Wellington Management)

PORTFOLIO MANAGERS

Ann C. Gallo, senior vice president and global industry analyst of Wellington Management, has been involved in portfolio management and securities analysis for the science portion of the Fund since July 2008.

John F. Averill, CFA, senior vice president and global industry analyst of Wellington Management, has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

Nicolas B. Boullet, vice president and global industry analyst of Wellington Management, has been involved in portfolio management and securities analysis for the technology portion of the Fund since February 2008.

Bruce L. Glazer, senior vice president and global industry analyst of Wellington Management, has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

Anita M. Killian, CFA, senior vice president and global industry analyst of Wellington Management, has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

================================================================================
4 | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is long-term capital appreciation. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to invest at least 80% of the Fund's assets in equity securities of companies that are expected to benefit from the development and use of scientific and technological advances and improvements. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

The Fund's securities generally will not be traded for short-term profits; however, if circumstances warrant, the Fund's securities may need to be actively and frequently traded to achieve the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on market conditions. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance; therefore, the anticipated benefits of trading will be weighed carefully.

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. Up to 50% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

|X| IN WHAT INDUSTRIES WILL THE FUND'S ASSETS BE INVESTED?

At least 80% of the Fund's net assets will be invested in industries such as, but not limited to, biotechnology, computer hardware, software and services, communication and telecommunication equipment and services, electronics, health care, drugs, medical products and supplies, specialized health care services, aerospace and defense, and other industries Wellington Management believes may benefit directly or indirectly from research and development in the science and technology fields. The Fund's remaining assets may be invested in any other industry.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

Security selection decisions are based on in-depth fundamental analysis and valuation. Stocks purchased in the portfolio typically share the following attributes:

|X| A positive change in operating results is anticipated;
|X| Unrecognized or undervalued capabilities are present; and |X| High-quality management that is able to deliver shareholder value

Stocks are typically sold when:

|X| Target prices are achieved;
|X| There is a negative change in the company's fundamental outlook; and |X| More attractive values are available in a comparable company

RISKS

The Fund is subject to the following risks:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

INDUSTRY RISK: The possibility that the Fund's investments in companies whose value is highly dependent on scientific and technological developments may be more volatile because of the short life cycles and competitive pressures of many of the products or services of these companies. A mutual fund portfolio consisting of investments related

================================================================================
                                                                  Prospectus | 5

USAA SCIENCE & TECHNOLOGY FUND
================================================================================

to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund's portfolio are subject to distinctive risks. The products and services of these companies may not be economically successful or may quickly become outdated. Additionally, many of these companies must comply with significant governmental regulations and may need governmental approval of their products and services.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. The Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund's policies and procedures are with respect to the disclosure of the Fund's portfolio securities are available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of October 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements is available in the Fund's annual report to shareholders for the periods ended July 31.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analyis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Science & Technology Funds Index. The base fee, which is accrued daily and paid monthly, was equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the last fiscal year ended July 31, 2009.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE       ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)        OF THE FUND'S AVERAGE NET ASSETS) (1)
-------------------------------------------------------------------
   +/- 100 to 400                +/- 4
   +/- 401 to 700                +/- 5
   +/- 701 and greater           +/- 6

===============================================================================
6 | USAA SCIENCE & TECHNOLOGY FUND

===============================================================================

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Science & Technology Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the past fiscal year ended July 31, 2009, the performance adjustment decreased the management fee of 0.75% by 0.02%.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into an Investment Subadvisory Agreement with Wellington Management, under which Wellington Management provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2009, Wellington Management had investment management authority with respect to approximately $XXX billion in assets, which do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve. Wellington is compensated directly by IMCO not by the Fund.

PORTFOLIO MANAGERS

The Fund is managed by teams of senior investment professionals.

ANN C. GALLO, senior vice president and global industry analyst of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the science portion of the Fund since July 2008.

JOHN F. AVERILL, CFA, senior vice president and global industry analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

NICOLAS B. BOULLET, vice president and global industry analyst of Wellington Management, joined the firm as an investment professional in 2005. Prior to joining Wellington Management, he held various positions at Ingenio, a technology start-up firm in San Francisco (2000-2003). Mr. Boullet has been involved in portfolio management and securities analysis for the technology portion of the Fund since February 2008.

BRUCE L. GLAZER, senior vice president and global industry analyst of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

ANITA M. KILLIAN, CFA, senior vice president and global industry analyst of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

===============================================================================
                                                                  Prospectus | 7

USAA SCIENCE & TECHNOLOGY FUND
===============================================================================

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.


PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

$50 minimum per transaction, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or USAA Global Opportunities Portfolio, other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m.

================================================================================
8 | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by Electronic Funds Transfer (EFT) or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET ACCESS - USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS - MOBILE.USAA.COM

|X| Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

|X|  Send a signed  fax  with  your  written  redemption  instructions  to (800)
     292-8177.

MAIL

|X| If you would like to open an account or request a redemption by mail, send your application and check or your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X| To add to your account or request a redemption by bank wire, visit us at USAA.COM or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pur-

===============================================================================
                                                                  Prospectus | 9

USAA SCIENCE & TECHNOLOGY FUND
===============================================================================

suant to the procedures set forth herein. See EFFECTIVE DATE on page 8. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing, which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X|  Purchases  and sales made  through USAA  Strategic  Fund  Adviser(R),  USAA
     Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

|X| Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

===============================================================================
10 | USAA SCIENCE & TECHNOLOGY FUND

===============================================================================

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE AND TOTAL RETURN INFORMATION

For the most current price and total return information for this Fund, you may call the USAA self-service telephone system. Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you can do so by using its ticker symbol.

You also may access this information through our USAA.COM website once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                            TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to

================================================================================
                                                                 Prospectus | 11

USAA SCIENCE & TECHNOLOGY FUND
================================================================================

local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events it identifies that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities are with maturities greater than 60 days and are valued each business day by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures options are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax

==============================================================================
12 | USAA SCIENCE & TECHNOLOGY FUND

===============================================================================

circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X|  Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

===============================================================================
                                                                 Prospectus | 13

USAA SCIENCE & TECHNOLOGY FUND
================================================================================

                                                                             YEAR ENDED JULY 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                     2009          2008            2007              2006            2005
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period           $    11.41      $   12.56      $    10.16        $    9.78       $    8.48
                                                 -------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss(a)                              (.05)          (.05)           (.10)            (.10)           (.02)
   Net realized and unrealized gain (loss)(a)         (1.94)         (1.10)           2.50              .48            1.32
                                                 -------------------------------------------------------------------------------
Total from investment operations                      (1.99)         (1.15)           2.40              .38            1.30
                                                 -------------------------------------------------------------------------------
Net asset value at end of period                 $     9.42      $   11.41      $    12.56        $   10.16       $    9.78
                                                 ===============================================================================
Total return (%)*                                    (17.44)         (9.16)          23.62(b)          3.89           15.33

Net assets at end of period (000)                $  265,003      $ 317,613      $  367,454        $ 333,539       $ 331,968

Ratios to average net assets**
   Expenses (%)(c)                                     1.67           1.49            1.51(b)          1.55            1.59
   Net investment loss (%)                             (.60)          (.44)           (.84)            (.91)           (.18)

Portfolio turnover (%)                                  191            134             112              105             131

 *   Assumes reinvestment of all net investment income and realized capital gain
     distributions,   if  any,  during  the  period.   Includes  adjustments  in
     accordance with U.S.  generally  accepted  accounting  principles and could differ from the Lipper reported return.

 **  For the year ended July 31, 2009, average net assets were $229,587,000.

(a) Calculated using average shares. For the year ended July 31, 2009, average shares were 27,616,000.

(b) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                      (.00%)+          (.00%)+         (.01%)           (.02%)          (.05%)

     + Represents less than 0.01% of average net assets.

===============================================================================
14 | USAA SCIENCE & TECHNOLOGY FUND

===============================================================================
NOTES
-------------------------------------------------------------------------------


===============================================================================
                                                                 Prospectus | 15

                                                      ==============
9800 Fredericksburg Road                                 PRSRT STD
San Antonio, Texas 78288                               U.S. Postage
                                                          PAID
                                                          USAA
                                                      ==============
     SAVE PAPER AND FUND COSTS
     At USAA.COM click: MY DOCUMENTS
     Set preferences to USAA DOCUMENTS ONLINE


================================================================================

   If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also may be viewed, free of charge, on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

   To view these documents, along with other related documents, you may visit the IDEA database on the SEC's website (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address:
   publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA                                                            [GRAPHIC]
EAGLE                                                             Recycled
LOGO] WE KNOW WHAT IT MEANS TO SERVE.(R)                           Paper
================================================================================

30227-1209      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                             First Start Growth Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA FIRST START GROWTH FUND
     TICKER SYMBOL: UFSGX
     DECEMBER 1, 2009
     ===============================

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective..........................................................2
Fees and Expenses.............................................................2
Principal Investment Strategy.................................................2
Principal Risks...............................................................2
Performance...................................................................4
Investment Adviser............................................................5
Subadvisers...................................................................5
Portfolio Managers............................................................5
Purchase and Sale of Fund Shares..............................................5
Tax Information...............................................................5
Payments to Broker-Dealers and Other Financial Intermediaries.................5
Investment Objective..........................................................5
Principal Investment Strategy.................................................6
Risks.........................................................................8
Portfolio Holdings...........................................................10
Fund Management..............................................................10
Portfolio Managers...........................................................11
Using Mutual Funds in an Asset Allocation Program............................11
Purchases and Redemptions....................................................13
Exchanges....................................................................14
Other Important Information About Purchases, Redemptions, and Exchanges......14
Shareholder Information......................................................15
Financial Highlights.........................................................18


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA FIRST START GROWTH FUND
===============================================================================

INVESTMENT OBJECTIVE

The USAA First Start Growth Fund (the Fund) is an asset allocation Fund with an investment objective to seek long-term capital growth with reduced volatility over time. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

   Management Fee                                     .70%a
   Distribution and/or Service (12b-1) Fees           None
   Other Expenses                                    1.97%
   Acquired Fund Fees and Expenses                    .03%
   TOTAL ANNUAL OPERATING EXPENSES                   2.70%B

a A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment decreased the base management fee of 0.75% by 0.05% for the most recent fiscal year ended July 31, 2009. The performance adjustment was calculated by comparing the Fund's performance during the relevant performance period to that of the applicable Lipper index.

b Pursuant to a voluntary arrangement, we have agreed to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.38% of the Fund's average daily net assets. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's total annual operating expenses would have been as follows:

            Actual Total Annual Operating Expenses   2.67%
            Reimbursement From IMCO                 (1.29%)
            TOTAL ANNUAL OPERATING EXPENSES
               AFTER REIMBURSEMENT                   1.38%

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

----------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------
       $273            $838         $1,430        $3,032

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 216% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy is to invest primarily in equity securities when we believe the reward characteristics outweigh the risk in the market. To reduce the overall volatility to investors, we generally will invest between 20% and 80% of the Fund's assets in bonds and money market instruments, depending on our view of the overall direction of the stock and bond markets. Although the Fund typically will invest primarily in U.S. securities, it may invest without limit in foreign securities.

As an alternative investment strategy, in our attempt to reduce the Fund's volatility over time, the Fund may at times implement an index option-based strategy. The strategy involves selling index call or corresponding exchange-traded fund (ETF) options and purchasing put index or corresponding ETF options or put spread options against a highly correlated stock portfolio to reduce the Fund's volatility. This option strategy may not fully protect the Fund against declines in the value of its stock portfolio, and the Fund could experience a loss in both the stock and option portions of its portfolio. The combination of the diversified stock portfolio with the index call and put or corresponding ETF options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments. We expect to implement this strategy at times when we believe stocks are significantly overpriced or are at materially elevated risk of a major sell-off based on the portfolio manager's assessment of economic and market conditions.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Equity securities tend to be more volatile than bonds. In addition, there is a possibility that the value of the Fund's investments in foreign

===============================================================================
2 | USAA FIRST START GROWTH FUND

===============================================================================

securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund could experience a loss in the options portion of the portfolio. When it sells index call or corresponding ETF options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or corresponding ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, which increases exposure to a market decline.

The securities in the Fund's portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All securities varying from the highest quality to very speculative have some degree of credit risk.

The Fund also is subject to the risk that the market value of the bonds will decline because of rising interest rates, adverse changes in supply and demand for tax-exempt securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on re-sale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It is also possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund's net asset value
(NAV), especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund's performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, or derivatives or other structured investments, which have all experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Exchange-traded  funds  (ETFs),  as  investment   companies,   incur  their  own
management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

================================================================================
                                                                  Prospectus | 3

USAA FIRST START GROWTH FUND
================================================================================

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

                          |X| RISK/RETURN BAR CHART |X|
[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

CALENDAR YEAR       RETURN
     99             21.83%
     00            -16.41%
     01            -32.60%
     02            -29.65%
     03             28.70%
     04             11.38%
     05             10.74%
     06             -0.97%
     07              4.08%
     08            -30.91%

------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                xx.xx% (9/30/09)

      BEST QUARTER*                          WORST QUARTER*
      16.97% 4th Qtr. 2001            -30.57% 3rd Qtr. 2001

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

This may be particularly true for the period prior to December 1, 2005, which is the date on which USAA Investment Management Company assumed day-to-day management of the portion of the Fund's assets invested in fixed-income securities and October 2, 2006, which is the date on which Credit Suisse Asset Management, LLC assumed day-to-day management of the portion of the Fund's assets invested in equity securities.

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE INCEPTION
                                                         PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS     8/1/97
---------------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                       -30.91%        -2.56%           -5.88%         -2.32%

  Return After Taxes on Distributions                       -31.53%        -2.86%           -6.03%         -2.48%

  Return After Taxes on Distributions
  and Sale of Fund Shares                                   -19.90%        -2.25%           -4.81%         -1.99%

  Russell 3000(R) Index
  (reflects no deduction for fees, expenses, or taxes)      -20.21%         0.42%           -0.41%          2.44%

  Lehman Brothers U.S. Aggregate Bond Index
  (reflects no deduction for fees, expenses, or taxes)        7.85%         5.14%            6.19%          6.02%

  Lipper Flexible Portfolio Funds Index
  (reflects no deduction for taxes)                         -12.97%         3.32%            1.83%          3.32%

================================================================================
4 | USAA FIRST START GROWTH FUND

================================================================================

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISERS

Credit Suisse Asset Management, LLC (Credit Suisse)

Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group)

PORTFOLIO MANAGERS

|X| IMCO

John P. Toohey, CFA, vice president of Equity Investments, is the asset allocation manager of the Fund and has co-managed the portion of the fund's investments in ETFs since July 2009.

Wasif A. Latif, vice president of Equity Investments, has has co- managed the portion of the fund's investments in ETFs since July 2009.

Arnold J. Espe, CFA, vice president of Fixed Income Investments, has managed the portion of the Fund invested in bonds since December 2005.

|X| CREDIT SUISSE

Jordan Low, director and global head of research and portfolio management for quantitative equity products has managed the Fund since February 2008.

|X| CSSU VOLARIS GROUP

Yirong Li, CFA, vice president, has managed the Fund since October 2007.

Defina Maluki, portfolio manager and quantitative analyst, has managed the Fund since February 2009.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $20. No initial investment is required if you elect to have monthly electronic investments of at least $20 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

================================================================================
                                                                  Prospectus | 5

USAA FIRST START GROWTH FUND
================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to seek long-term capital growth with reduced volatility over time. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to invest its assets primarily in equity securities when we believe the reward characteristics outweigh the risk in the market. To reduce the overall volatility to investors, we generally will invest between 20% and 80% of the Fund's assets in bonds and money market instruments, depending on our view of the overall direction of the stock and bond markets.

The "equity securities" in which the Fund principally invests are domestic or foreign common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, preferred securities, and domestic and foreign ETFs. The Fund also may invest through initial public offerings.

|X| ARE THERE ANY OTHER INVESTMENT STRATEGIES?

As an alternative investment strategy in an attempt to reduce the Fund's volatility over time, the Fund may implement an index option-based strategy by selling index call or corresponding ETF options and buying index put or corresponding ETF options or put spread options.

As the seller of an index call or corresponding ETF option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on a certain date in the future (the expiration date). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price, and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund also may repurchase the call or corresponding ETF option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

As the buyer of an index put or corresponding ETF option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of an index put or corresponding ETF option generally increases as stock prices decrease.

In addition to the principal investment strategies discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

|X| ARE THERE ANY RISKS TO BUYING AND SELLING INDEX OPTIONS?

Selling call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of the stock portfolio in exchange for up-front cash (premium) at the time of selling the call option. Whereas, the Fund risks losing all or part of the cash paid for purchasing index put options. At times, the Fund may not own any put options, which increases exposure to a market decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies.

|X| HOW ARE THE DECISIONS TO BUY AND SELL EQUITY PORTFOLIO SECURITIES MADE?

With respect to the portion of the Fund's assets invested in domestic equity securities, the portfolio is managed by a team that employs quantitative portfolio management techniques rather than a traditional fundamental equity research approach. The portfolio managers select securities for the portfolio using proprietary quantitative models, which are designed to:

|X| Forecast the expected relative return of stocks by analyzing a number of fundamental factors. These factors include a company's relative valuation, use of capital, balance-sheet quality, profitability, realized and expected growth potential, and earnings and price momentum.

|X| Identify stocks that are likely to suffer declines in price if market conditions deteriorate and limit the portfolio's overall exposure to such low-quality stocks.

|X| Help determine the portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios.

The portfolio managers apply these models to companies that are represented in one or more domestic indexes (such as, for example, the Russell 3000(R) Index or the S&P 500 Index), as directed by IMCO (the Target Index). A stock may be overweighted or underweighted in relation to the Target Index based on the expected return and risks associated with that stock, both considered relative to the portfolio as a whole, among other characteristics. In general, the portfolio seeks to maintain investment attributes that are similar to those of the Target Index, and intends to limit its divergence from the Target Index in terms of market, industry, and sector exposures. The portfolio managers generally hold a stock until it is considered unattractive using the quantitative stock selection models described above, although the portfolio managers are not required to sell a stock under those circumstances. If the quantitative analysis methodology used by the portfolio managers does not produce the intended result, the portfolio's gains may not be as large as, or its losses may be larger than, those of other equity funds that utilize different investment techniques.

===============================================================================
6 | USAA FIRST START GROWTH FUND

===============================================================================

Some companies may cease to be represented in the Target Index after the portfolio has purchased their securities. The portfolio is not required to sell securities solely because the issuers are no longer represented in the Target Index, and may continue to hold such securities.

The portfolio also may invest in new and unseasoned companies that the portfolio managers believe have the potential for long-term capital appreciation.

|X| HOW ARE ETFS USED IN THE FUND'S PORTFOLIO?

The Fund's total assets may consist of stock ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the NAVs of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its NAV, although there may be times when the market price and NAV vary to a greater extent. The ETFs may focus on specific equity styles in domestic or foreign holdings, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.

The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

|X| HOW ARE THE DECISIONS TO BUY AND SELL ETFS, BONDS, AND MONEY MARKET PORTFOLIO SECURITIES MADE?

With respect to the portion of the Fund's assets invested in ETFs, with domestic or foreign holdings, we will consider a variety of technical and fundamental factors in making the determination to buy and sell.

With respect to the portion of the Fund's assets invested in bonds and money market securities, we buy bonds that represent value in current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or determine that an attractive replacement security is available.

|X| WHAT TYPES OF BONDS AND MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

The bond and money market securities in which the Fund principally invests may include obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including preferred and synthetic securities. The bond and money market portion of the Fund is limited to 20% of its net assets invested in preferred or convertible securities.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information (SAI).

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS IN THE BOND AND MONEY MARKET INSTRUMENTS?

The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed below by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the SEC. Below are investment-grade ratings for five of the current NRSRO rating agencies:

                           LONG-TERM         SHORT-TERM
RATING AGENCY              DEBT SECURITIES   DEBT SECURITIES
-------------------------------------------------------------------------------
Moody's Investors                            At least Prime-3
Service, Inc.              At least Baa3     or MIG 3/VMIG 3

Standard & Poor's                            At least A-3
Rating Services            At least BBB -    or SP-2

Fitch Ratings, Inc.        At least BBB -    At least F3

Dominion Bond
Rating Service Limited     At least BBB low  At least R-2 low

A.M. Best Co., Inc.        At least bbb -    At least AMB-3

If a security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

In addition, the Fund may invest up to 10% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk, because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than the higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded also may be less liquid than the market for investment-grade securities.

You will find a further description of debt ratings in the Fund's SAI.

===============================================================================
                                                                  Prospectus | 7

USAA FIRST START GROWTH FUND
===============================================================================

|X| ARE THE FUND'S ASSETS PROHIBITED FROM BEING INVESTED IN ANY SPECIFIC INDUSTRIES?

Yes. The Fund's assets will not be directly invested in companies whose primary line of business is the production of tobacco products or alcoholic beverages or in companies primarily focused on gaming activities.

|X| MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. There is no limit on the amount of the Fund's total assets that may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets and ETFs.

|X| WHAT SPECIAL SERVICES ARE PROVIDED TO SHAREHOLDERS IN THIS FUND?

The Fund was designed as part of a program to stimulate interest in long-term investing by young people. Shareholders will receive educational information targeted to young people about the basic concepts of saving and investing.

RISKS

The Fund is subject to the following risks:

MARKET RISK: The possibility that the value of the Fund's investments will decline regardless of the success or failure of a company's operations. A company's stock and bond prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Markets tend to run in cycles, with periods when prices generally go up and periods when prices generally go down. Equity securities tend to be more volatile than bonds.

OPTIONS STRATEGY RISK: The Fund could experience a loss in the options portion of the portfolio. When it sells index or corresponding ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or corresponding ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, which increases exposure to a market decline.

CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The debt securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

|X| Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

|X| Independently assessing credit risk and its impact on the Fund's portfolio when evaluating potential investments for the Fund.

|X| Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Securities rated below investment-grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in fixed-income securities, the Fund is subject to the risk that the market value of the fixed-income securities will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

|X| IF INTEREST RATES INCREASE, the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's NAV and total return.

|X| IF INTEREST RATES DECREASE, the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's NAV and total return.

LIQUIDITY RISK: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on re-sale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It is also possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund's NAV, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund's performance negatively. Infrequent trading of securities also may lead to an

================================================================================
8 | USAA FIRST START GROWTH FUND

================================================================================

increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, or derivatives or other structured investments, which have all experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. The Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

ETF RISK: The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks or debt securities designed to track the price performance and yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

REBALANCING RISK: In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of October 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements is available in the Fund's annual report to shareholders for the periods ended July 31.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modi-

===============================================================================
                                                                  Prospectus | 9

USAA FIRST START GROWTH FUND
===============================================================================

fied. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval. We are also responsible for the day-to-day investment management of portions of the Fund that invest in ETFs, bonds, and money market instruments.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Flexible Portfolio Funds Index. The base fee, which is accrued daily and paid monthly, was equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the last fiscal year ended July 31, 2009.

The performance period for the Fund consists of the current month plus the previous 35 months. The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE       ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)        OF THE FUND'S AVERAGE NET ASSETS) (1)
----------------------------------------------------------------------------

+/- 100 to 400                  +/- 4
+/- 401 to 700                  +/- 5
+/- 701 and greater             +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.


Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the applicable Lipper index over that period, even if the Fund had overall negative returns during the performance period. For the past fiscal year ended July 31, 2009, the performance adjustment decreased the base management fee of 0.75% by 0.05%.

We have voluntarily agreed to limit the Fund's annual expenses to 1.38% of the Fund's average annual net assets and will reimburse the Fund for all expenses in excess of such limitation. We can modify or terminate this arrangement at any time. The reimbursement for the fiscal year ended July 31, 2009, was greater than the Fund's total management fee, including the performance adjustment.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into Investment Subadvisory Agreements with Credit Suisse and CSSU, under which Credit Suisse and the Volaris Group of CSSU provide day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking, and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. As of September 30, 2009, the asset management business of Credit Suisse had approximately $xxx.x billion in assets under management.

Volaris Group is a unit of Credit Suisse Securities (USA) LLC, which is dually registered as an investment adviser and a broker-dealer, with an address at Eleven Madison Avenue, New York, NY 10010. The reporting lines of Volaris Group are through Credit Suisse Asset Management which, as of September 30, 2009, managed approximately $xxx billion in assets.

Cedit Suisse and the Volaris Group of CSSU are compensated directly by IMCO and not by the Fund.

PORTFOLIO MANAGERS

|X| IMCO

JOHN P. TOOHEY, CFA, vice president of Equity Investments, is responsible for the fund asset allocation. He joined IMCO in February 2009. Prior to joining IMCO, Mr. Toohey was a managing director at AIG Investments from December 2000 to January 2009, where he was responsible for the investments supporting AIG's pension plans worldwide. He also was co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. He has co-managed the portion of the fund's investments in ETFs since July 2009. Education: B.A., Mathematics, Williams College. He is a Fellow of the Society of Actuaries and holds the Chartered Financial Analyst (CFA) designation.

WASIF A. LATIF, vice president of Equity Investments, has worked for IMCO since June 2006. Prior to joining IMCO, Mr. Latif was an equity portfolio manager at Deutsche Bank Private Wealth Management (DB PWM) from December 1998 to May 2006, where he was responsible for managing two fund-of-fund products and an international equity fund. He also was a member of DB PWM's U.S. Investment Committee responsible for covering the international equity and emerging markets asset classes. He has co-managed the portion of the fund's investments in ETFs since July 2009. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

ARNOLD J. ESPE, CFA, vice president of Fixed Income Investments, has managed the portion of the Fund invested in bonds since December 2005. Mr. Espe has over 22 years of investment management experience and has worked for us for eight years.
Education: B.S., Willamette University; M.B.A., University of Oregon. Mr. Espe holds the CFA designation and is a member of the CFA Society of San Antonio.


===============================================================================
10 | USAA FIRST START GROWTH FUND

===============================================================================

|X| CREDIT SUISSE

Jordan Low is the portfolio manager responsible for the day-to-day management of the portion of the Fund's assets managed by Credit Suisse. Mr. Low will be supported by a team of investment professionals from the Credit Suisse Quantitative Equities Group.

JORDAN LOW, director, is global head of research and portfolio management for quantitative equity products. He joined Credit Suisse Asset Management, LLC in February 2008. Mr. Low joined Credit Suisse Group in 2005 and was the U.S. Head of Statistical Trading within the global proprietary trading business of the Investment Bank. Prior to joining Credit Suisse, Mr. Low worked for Deutsche Bank from 2002 to 2005 and for Morgan Stanley from 2001 to 2002, where he focused on statistical arbitrage, fundamental and microstructure strategies as well as volatility arbitrage. Education: B.S. in Computer Science, Management (Finance), Economics and Mathematics, and Master of Engineering in Computer Science, Massachusetts Institute of Technology.

|X| CSSU VOLARIS GROUP

YIRONG LI, CFA, vice president, has been a senior member of the Volaris Group and risk management team since 2004. Mr. Li is the primary portfolio manager for the Volaris Group's Low Volatility Return strategy. Also, he is responsible for research and product development, with a primary focus on the development, trading, and portfolio management of Volaris Group's European business initiatives. Prior to joining CSSU, from 1999 to 2002, Mr. Li was director of E-Commerce Technology at MoneyLine Telerate. From 2002 to 2004, he attended Columbia Business School. Education: B.S. in electrical engineering, South China University of Technology; M.S. in operations research, New Jersey Institute of Technology; and M.B.A., Columbia Business School.

DEFINA MALUKI is a portfolio manager and quantitative analyst on the Volaris Portfolio Management and Trading team. He is responsible for the portfolio management, research, and development, with a primary focus on Volaris Group's Volatility Income Strategy. Prior to joining Volaris Group in March 2006, Mr. Maluki began his career at Goldman Sachs in July 2002, where he developed fixed income trading and hedging models for a quantitative-macro hedge fund.
Education: B.S., with high honors, Electrical Engineering, Illinois Institute of Technology. He is currently working on his M.B.A. from the University of Chicago Graduate School of Business. Mr. Maluki is a CFA charter holder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the SEC that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT

================================================================================
                                                                 Prospectus | 11

USAA FIRST START GROWTH FUND
================================================================================

TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 17 or additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

INITIAL PURCHASE

$3,000 [$250 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

$20 minimum per transaction, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by electronic funds transfer (EFT) or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET ACCESS - USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS - MOBILE.USAA.COM

|X| Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access

==============================================================================
12 | USAA FIRST START GROWTH FUND

===============================================================================

     your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

|X|  Send a signed  fax  with  your  written  redemption  instructions  to (800)
     292-8177.

MAIL

|X| If you would like to open an account or request a redemption by mail, send your application and check or your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X| To add to your account or request a redemption by bank wire, visit us at USAA.COM or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 12. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term

===============================================================================
                                                                 Prospectus | 13

USAA FIRST START GROWTH FUND
================================================================================

Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing, which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal
     Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

|X| Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity.
If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

===============================================================================
14 | USAA FIRST START GROWTH FUND

===============================================================================

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE AND TOTAL RETURN INFORMATION

For the most current price and total return information for this Fund, you may call the USAA self-service telephone system. Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you may do so by using its ticker symbol.

You also may access this information through our USAA.COM website once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                            TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Equity securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day at their current market value as determined by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

===============================================================================
                                                                 Prospectus | 15

================================================================================

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| FOREIGN

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

===============================================================================
16 | USAA FIRST START GROWTH FUND

===============================================================================

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X|  Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.


================================================================================
                                                                 Prospectus | 17

================================================================================

                                                                              YEAR ENDED JULY 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                  2009            2008             2007            2006               2005
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period          $     9.66     $    10.70      $      9.62      $      9.99       $      8.27
                                                -----------------------------------------------------------------------------------
Income (loss) from investment operations:
    Net investment income (loss)                       .28            .23              .17              .02              (.03)(a)
    Net realized and unrealized gain (loss)          (1.24)         (1.09)            1.02             (.39)             1.75(a)
                                                -----------------------------------------------------------------------------------
Total from investment operations                      (.96)          (.86)            1.19             (.37)             1.72(a)
Less distributions from:
    Net investment income                             (.25)          (.18)            (.11)               -                 -
                                                -----------------------------------------------------------------------------------
Net asset value at end of period                $     8.45     $     9.66      $     10.70      $      9.62       $      9.99
                                                ===================================================================================
Total return (%)*                                    (9.39)         (8.24)           12.36(b)         (3.70)            20.80
Net assets at end of period (000)               $  172,415     $  190,306      $   220,295      $   222,403       $   230,380
Ratios to average net assets:**
    Expenses (%)(c),(d)                               1.38           1.38             1.39(b)          1.45              1.45
    Expenses, excluding reimbursements (%)(c)         2.67           2.18             2.22(b)          2.21              2.31
    Net investment income (loss) (%)                  3.62           2.17             1.57              .24              (.33)
Portfolio turnover (%)                                216(e)          113              135              227                75

*    Assumes reinvestment of all net investment income and realized capital gain
     distributions,   if  any,  during  the  period.   Includes  adjustments  in
     accordance with U.S.  generally  accepted  accounting  principles and could differ from the Lipper reported return.

**   For the year ended July 31, 2009, average net assets were $152,389,000.

(a)  Calculated using average shares.

(b) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                          (.00%)+    (.00%)+          (.00%)+           (.03%)           (.01%)

       + Represents less than 0.01% of average net assets.

(d) Effective October 1, 2006, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.38% of the Fund's average net assets.
     Prior to this date, the voluntary expense limit was 1.45%.

(e)  Reflects increased trading activity due to asset allocation charges.

===============================================================================
USAA FIRST START GROWTH FUND | 18

================================================================================
NOTES
------------------------------------------------------------------------------

===============================================================================
                                                                Prospectus | 19

USAA FIRST START GROWTH FUND
===============================================================================
NOTES
--------------------------------------------------------------------------------

================================================================================
USAA FIRST START GROWTH FUND | 20

================================================================================
                                                                Prospectus | 21

USAA FIRST START GROWTH FUND
================================================================================

================================================================================
USAA FIRST START GROWTH FUND | 22

================================================================================

================================================================================
                                                                Prospectus | 23

                                                      ==============
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================================================================================

   If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also may be viewed, free of charge, on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

   To view these documents, along with other related documents, you may visit the IDEA database on the SEC's website (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address:
   publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.


================================================================================

[USAA                                                            [GRAPHIC]
EAGLE                                                             Recycled
LOGO] WE KNOW WHAT IT MEANS TO SERVE.(R)                           Paper

================================================================================
30228-1209
      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                           Intermediate-Term Bond Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                                       GRAPHIC OMITTED
     ======================
     PROSPECTUS
     USAA INTERMEDIATE-TERM BOND FUND
     TICKER SYMBOL: USIBX
     OCTOBER 1, 2009
     ======================


TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective..........................................................2
Fees and Expenses.............................................................2
Principal Investment Strategy.................................................2
Principal Risks...............................................................2
Performance...................................................................3
Investment Adviser............................................................4
Portfolio Manager.............................................................4
Purchase and Sale of Fund Shares..............................................4
Tax Information...............................................................4
Payments to Broker-Dealers and Other Financial Intermediaries.................4
Investment Objective..........................................................5
Principal Investment Strategy.................................................5
Risks.........................................................................5
Portfolio Holdings............................................................8
Fund Management...............................................................8
Portfolio Manager.............................................................8
Using Mutual Funds in an Investment Program...................................8
Purchases and Redemptions.....................................................9
Exchanges....................................................................10
Other Important Information About Purchases, Redemptions, and Exchanges......11
Shareholder Information......................................................12
Financial Highlights.........................................................14


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA INTERMEDIATE-TERM BOND FUND
================================================================================

INVESTMENT OBJECTIVE

The USAA Intermediate-Term Bond Fund (the Fund) is a taxable bond fund with an investment objective of high current income without undue risk to principal. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

  Management Fee                                       .27%a
  Distribution and/or Service (12b-1) Fees              None
  Other Expenses                                       .43%
  TOTAL ANNUAL OPERATING EXPENSES                      .70%B

  a A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment decreased the base management fee of 0.32% by 0.05% for the most recent fiscal year ended July 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Intermediate Investment Grade Funds Index.

  b Pursuant to a voluntary arrangement, we have agreed to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.65% of the Fund's average daily net assets. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's actual total annual operating expenses were as follows:

       Actual Total Annual Operating Expenses         .70%
       Reimbursement From IMCO                       (.05%)
       TOTAL ANNUAL OPERATING EXPENSES
          AFTER REIMBURSEMENT                         .65%

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

--------------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
        $72            $224         $390           $871

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy is to normally invest at least 80% of the Fund's assets in a broad range of debt securities that have a dollar-weighted average portfolio maturity between three to 10 years. This 80% policy may be changed upon at least 60 days' notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The debt securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk.

The Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest

================================================================================
2 | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

Liquidity risk is the risk that a fund's investment generally cannot be disposed of in the ordinary course of business, within seven days or less, at approximately the same value at which the Fund has valued the investment.

The Fund also is subject to the possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true. In addition, when mortgage rates are at record lows, there is real risk that these low coupon mortgages may never prepay because homeowners tend to not refinance. Therefore, these mortgages may extend to be very long and hence more sensitive to interest rates than mortgages have been in the past. This extension risk can be described as the opposite of prepayment risk.

While mortgage-backed securities and other securities issued by certain Government Sponsored Enterprises (GSEs), such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

The Fund also is subject to the possibility of legislative risk which is a risk that new government policies may affect mortgages in the future in ways we do not know since there is no historical data.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

                          |X| RISK/RETURN BAR CHART |X|

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31
*FUND BEGAN OPERATIONS ON AUGUST 2, 1999.

     CALENDAR YEAR    TOTAL RETURN
          2008           -15.50%
          2007             3.84%
          2006             4.70%
          2005             2.70%
          2004             3.94%
          2003             7.59%
          2002             5.76%
          2001             8.39%
          2000             9.01%
--------------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                 x.xx% (9/30/09)

            BEST QUARTER*                         WORST QUARTER*
            5.12% 3rd Qtr. 2001             -9.72% 4th Qtr. 2008

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

================================================================================
                                                                  Prospectus | 3

USAA INTERMEDIATE-TERM BOND FUND
================================================================================

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

---------------------------------------------------------------------------------------------------------------
                                                                                            SINCE INCEPTION
                                                            PAST 1 YEAR     PAST 5 YEARS          8/2/99
---------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                         -15.50%          -0.39%            3.17%

  Return After Taxes on Distributions                         -17.26%          -2.14%            1.04%

  Return After Taxes on Distributions and Sale of Fund Shares  -9.94%          -1.24%            1.48%

  Barclays U.S. Aggregate Bond Index
  (reflects no deduction for fees, expenses, or taxes)          7.85%           5.14%            6.19%

  Lipper Intermediate Investment Grade Funds Index
  (reflects no deduction for taxes)                             6.03%           3.88%            5.34%

INVESTMENT ADVISER

USAA Investment Management Company

PORTFOLIO MANAGERS

R. Matthew Freund, CFA, vice president of Fixed Income Investments, has managed the Fund since May 2000.

Julianne Bass, CFA, assistant vice president and portfolio manager, has co-managed the Fund since January 2007.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


================================================================================
4 | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is high current income without undue risk to principal. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X|  WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to normally invest at least 80% of its assets in a broad range of debt securities that have a dollar-weighted average portfolio maturity between three to 10 years. This 80% policy may be changed upon at least 60 days' notice to shareholders.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| WHAT TYPES OF DEBT SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

The Fund will invest primarily in U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including synthetic securities.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

The Fund is limited to 20% of its net assets invested in preferred and convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

|X|  WHAT IS THE CREDIT QUALITY OF THE DEBT SECURITIES?

The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the Securities and Exchange Commission. Below are investment-grade ratings for five of the current NRSRO rating agencies:

                          LONG-TERM           SHORT-TERM
RATING AGENCY             DEBT SECURITIES     DEBT SECURITIES
--------------------------------------------------------------------------------
Moody's Investors                             At least Prime-3
Service, Inc.             At least Baa3       or MIG 3/VMIG 3

Standard & Poor's                             At least A-3
Ratings Services          At least BBB-       or SP-2

Fitch Ratings, Inc.       At least BBB-       At least F3

Dominion Bond
Rating Service Limited    At least BBB low    At least R-2 low

A.M. Best Co., Inc.       At least bbb-       At least AMB-3

If a security does not meet the investment-grade requirements set forth above, we may make a determination that the security is of equivalent investment quality to a comparable investment grade security of the same issuer.

In addition, the Fund may invest up to 10% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk, because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than the higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded may be less liquid than the market for investment-grade securities.

You will find a complete description of the above debt ratings in the Fund's statement of additional information (SAI).

|X|  HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market.

We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

RISKS

The Fund is subject to the following risks:

CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The debt securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a

================================================================================
                                                                  Prospectus | 5

USAA INTERMEDIATE-TERM BOND FUND
================================================================================

recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

|X| Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

|X| Independently assessing credit risk and its impact on the Fund's portfolio when evaluating potential investments for the Fund.

|X| Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Securities rated below investment-grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's net asset value (NAV) could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than on higher-rated securities.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

|X| IF INTEREST RATES INCREASE, the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's NAV and total return.

|X| IF INTEREST RATES DECREASE, the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's NAV and total return.

PREPAYMENT RISK: The possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

LEGISLATIVE RISK: Legislative risk is a risk that new government policies may affect mortgages in the future in ways we do not know since there is no historical data.

LIQUIDITY RISK: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on re-sale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It is also possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund's NAV, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund's performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately-placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which have all experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

MARKET RISK: The possibility that the value of the Fund's investments will decline regardless of the success or failure of a company's operations. A company's stock and bond prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Markets tend to run in cycles, with periods when prices generally go up and periods when prices generally go down. Equity securities tend to be more volatile than bonds.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. The Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

================================================================================
6 | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

REAL ESTATE INVESTMENT TRUSTS (REITS) INVESTMENT RISK: Investing in debt securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate.

Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund is also subject to credit risk.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even cause losses to the Fund.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

If the Fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the Fund may receive payments only after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to "subprime" borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers' credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund's NAV and total return adversely during the time the Fund holds these securities.

GSES RISK: While mortgage-backed securities and other securities issued by certain GSEs, such as the Ginnie Mae, are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of October 31, 2009.


================================================================================
                                                                  Prospectus | 7

USAA INTERMEDIATE-TERM BOND FUND
================================================================================

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory Agreement is available in the Fund's annual report to shareholders for the periods ended July 31.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Intermediate Investment Grade Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) of that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average net assets in excess of $100 million. The effective base fee for the fiscal year ended July 31, 2009, was equal to 0.32% of the Fund's average net assets over the same period.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE       ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)        OF THE FUND'S AVERAGE NET ASSETS) (1)
--------------------------------------------------------------------------------

+/- 20 to 50                        +/- 4
+/- 51 to 100                       +/- 5
+/- 101 and greater                 +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Intermediate Investment Grade Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the past fiscal year ended July 31, 2009, the performance adjustment decreased the base management fee of 0.32% by 0.05%.

We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 0.65% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2009, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.22% of average net assets.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

PORTFOLIO MANAGERS

R. MATTHEW FREUND, CFA, vice president of Fixed Income Investments, has managed the Fund since May 2002. Mr. Freund has 21 years of investment management experience and has worked for us for 16 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

JULIANNE BASS, CFA, assistant vice president and portfolio manager, has co-managed the Fund since January 2007. She has 22 years of investment management experience and has worked for us for nine years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

================================================================================
8 | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

To purchase  shares  through your USAA  brokerage  account,  please contact USAA
Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See Taxes on page 13 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

$50 minimum per transaction, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

===============================================================================
                                                                  Prospectus | 9

USAA INTERMEDIATE-TERM BOND FUND
===============================================================================

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you received upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET ACCESS - USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS - MOBILE.USAA.COM

|X| Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

|X|  Send a signed  fax  with  your  written  redemption  instructions  to (800)
     292-8177.

MAIL

|X| If you would like to open an account or request a redemption by mail, send your application and check or your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X| To add to your account or request a redemption by bank wire, visit us at USAA.COM or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange

===============================================================================
10 | USAA INTERMEDIATE-TERM BOND FUND

===============================================================================

redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 9. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING POLICY

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing, which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X|  Purchases  and sales made  through USAA  Strategic  Fund  Adviser(R),  USAA
     Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

|X| Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the


================================================================================
                                                                 Prospectus | 11

USAA INTERMEDIATE-TERM BOND FUND
================================================================================

investor in the account and related accounts and its disruptive effect and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

For the most current price, yield, and total return information for this Fund, you may call the USAA self-service telephone system. Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you may do so by using its ticker symbol.

You also may access this information through our USAA.COM website once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                           TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked

================================================================================
12 | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

Distributions from the Fund's net investment income are accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. Ordinarily, any net realized capital gain distribution will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

================================================================================
                                                                 Prospectus | 13

USAA INTERMEDIATE-TERM BOND FUND
================================================================================

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X|  Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and currently you are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.


================================================================================
14 | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                                                                         YEAR ENDED JULY 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                 2009             2008              2007               2006              2005
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period        $     9.32       $     9.85        $     9.81         $     10.13       $    10.14
                                              -------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                             .58              .53               .50                 .48              .47
   Net realized and unrealized gain (loss)          (.39)            (.53)              .04(a)             (.32)            (.01)
                                              -------------------------------------------------------------------------------------
Total from investment operations                     .19              .00(b)            .54                 .16              .46
                                              -------------------------------------------------------------------------------------
 Less distributions from:
   Net investment income                            (.58)            (.53)             (.50)               (.48)            (.47)
                                              -------------------------------------------------------------------------------------
Net asset value at end of period              $     8.93       $     9.32        $     9.85         $      9.81       $    10.13
                                              =====================================================================================
Total return (%)*                                   2.71             (.08)             5.56                1.62             4.60
Net assets at end of period (000)             $  951,548       $  966,308        $  702,923         $   433,902       $  359,073
Ratios to average net assets:**
   Expenses (%)(c)                                   .65              .65               .65                 .65              .65
   Expenses excluding reimbursements (%)(c)          .70              .69               .74                 .79              .74
   Net investment income (%)                        6.93             5.48              5.06                4.69             4.47
Portfolio turnover (%)                                54(d)            21                28                  30               42

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

**   For the year ended July 31, 2009, average net assets were $855,280,000.

(a) Reflects a net realized and unrealized gain per share, whereas the statement of operations reflects a net realized and unrealized loss for the period. The difference in realized and unrealized gains and losses is due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the portfolio.

(b)  Represents less than $0.01 per share.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(d)  Reflects increased trading activity due to market volatility.


================================================================================
                                                                 Prospectus | 15

                                                      ==============
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================================================================================

If you would like more information  about the Funds, you may call (800) 531-USAA
(8722) to request a free copy of the Funds' statement of additional  information
(SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. The Funds' annual and semiannual reports also may be viewed on USAA.COM. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.


To view these documents, along with other related documents, you may visit the IDEA database on the SEC's website (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

                                                              [GRAPHIC OMITTED]
[USAA EAGLE LOGO]  WE KNOW WHAT IT MEANS TO SERVE. (R)           Recycled Paper

================================================================================

40045-1209      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                          High-Yield Opportunities Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                                       GRAPHIC OMITTED
     ======================
     PROSPECTUS
     USAA HIGH-YIELD OPPORTUNITIES FUND
     TICKER SYMBOL: USHYX
     DECEMBER 1, 2009
     ======================


TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective..........................................................2
Fees and Expenses.............................................................2
Principal Investment Strategy.................................................2
Principal Risks...............................................................2
Performance...................................................................3
Investment Adviser............................................................4
Portfolio Managers............................................................4
Purchase and Sale of Fund Shares..............................................4
Tax Information...............................................................4
Payments to Broker-Dealers and Other Financial Intermediaries.................4
Investment Objective..........................................................5
Principal Investment Strategy.................................................5
Risks.........................................................................6
Portfolio Holdings............................................................8
Fund Management...............................................................8
Portfolio Managers............................................................8
Using Mutual Funds in an Investment Program...................................9
Purchases and Redemptions.....................................................9
Exchanges....................................................................11
Other Important Information About Purchases, Redemptions, and Exchanges......11
Shareholder Information......................................................12
Financial Highlights.........................................................14


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA HIGH-YIELD OPPORTUNITIES FUND
================================================================================

INVESTMENT OBJECTIVE

The USAA High-Yield Opportunities Fund (the Fund) is a fixed-income fund with an investment objective to provide an attractive total return primarily through high current income and secondarily through capital appreciation. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

   Management Fee                                  .51%a
   Distribution and/or Service (12b-1) Fees        None
   Other Expenses                                  .51%
   Acquired Fund Fees and Expenses                 .01%
   TOTAL ANNUAL OPERATING EXPENSES                1.03%

a A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment may increase or decrease the management fee by +/- 0.06%. A performance fee adjustment increased the base management fee of 0.50% by 0.01% for the most recent fiscal year ended July 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper High Current Yield Bond Funds Index.

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

--------------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
       $105           $328          $569          $1,259

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy to achieve its objective is to normally invest at least 80% of the Fund's assets in high-yield securities, including bonds (often referred to as "junk"  bonds),  convertible  securities,  or preferred  stocks.  This 80%
policy may be changed upon at least 60 days' notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest without limit in dollar-denominated foreign securities and to a limited extent in non-dollar-denominated foreign securities.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The securities in the Fund's portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All securities varying from the highest quality to very speculative have some degree of credit risk.

The Fund also is subject to the risk that the market value of the bonds will decline because of rising interest rates or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

================================================================================
2 | USAA HIGH-YIELD OPPORTUNITIES FUND

================================================================================

Liquidity risk is the risk that a fund's investment generally cannot be disposed of in the ordinary course of business, within seven days or less, at approximately the same value at which the Fund has valued the investment.

The Fund also is subject to the possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true. In addition, when mortgage rates are at record lows, there is real risk that these low coupon mortgages may never prepay because homeowners tend to not refinance. Therefore, these mortgages may extend to be very long and hence more sensitive to interest rates than mortgages have been in the past. This extension risk can be described as the opposite of prepayment risk.

Because this Fund may invest in stocks, it is subject to stock market risk, which is the possibility that the value of the Fund's investments in stocks will decline regardless of the success or failure of a company's operations. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund also is subject to the possibility of legislative risk which is a risk that new government policies may affect mortgages in the future in ways we do not know since there is no historical data.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

                          |X| RISK/RETURN BAR CHART |X|
[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31
*FUND BEGAN OPERATIONS ON AUGUST 2, 1999

     CALENDAR YEAR    TOTAL RETURN
          2008           -28.09%
          2007             1.27%
          2006            11.00%
          2005             3.30%
          2004            10.57%
          2003            26.52%
          2002            -4.66%
          2001             7.83%
          2000            -1.96%

--------------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                xx.xx% (9/30/09)

            BEST QUARTER**                        WORST QUARTER**
            10.19% 2nd Qtr. 2003            -19.27% 4th Qtr. 2008

** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

================================================================================
                                                                  Prospectus | 3

USAA HIGH-YIELD OPPORTUNITIES FUND
================================================================================

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

 -------------------------------------------------------------------------------------------------------------
                                                                                           SINCE INCEPTION
                                                        PAST 1 YEAR     PAST 5 YEARS          8/2/99
--------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                       -28.09%           -1.58%            2.30%

  Return After Taxes on Distributions                       -30.19%           -4.05%           -0.84%

  Return After Taxes on Distributions
  and Sale of Fund Shares                                   -17.91%           -2.47%            0.23%

  Credit Suisse High-Yield Index
  (reflects no deduction for fees, expenses, or taxes)        2.14%            4.77%            5.69%

  Lipper High Current Yield Bond Funds Index
  (reflects no deduction for taxes)                          -2.87%            3.28%            2.93%

INVESTMENT ADVISER

USAA Investment Management Company

PORTFOLIO MANAGERS

R. Matthew Freund, CFA, vice president of Fixed Income Investments, has managed the Fund since its inception in August 1999.

Julianne Bass, CFA, assistant vice president and portfolio manager, has co-managed the Fund since January 2007.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

================================================================================
4 | USAA HIGH-YIELD OPPORTUNITIES FUND

================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

INVESTMENT OBJECTIVE

|X|  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide an attractive total return primarily through high current income and secondarily through capital appreciation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X|  WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to normally invest at least 80% of its assets in a broad range of U.S. dollar-denominated high-yield securities, including bonds, convertible securities, leveraged loans, or preferred stocks, with an emphasis on non-investment-grade debt securities.

The Fund may invest the remainder of its assets in equity securities, defaulted securities, non-dollar-denominated foreign securities, trade claims, and certain derivatives, such as futures and options.

The Fund also may purchase exchange-traded funds (ETFs), which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day.

The Fund may rely on Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

The Fund may purchase and sell securities without regard to the length of time held. The Fund's portfolio turnover rate will vary from year to year, depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gain distributions, which may adversely affect Fund performance.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent.

|X|  WHAT ARE CONSIDERED HIGH-YIELD SECURITIES?

We consider high-yield securities to include a broad range of securities that produce high current income. Although the Fund has no limits on the credit quality and maturity of its investments, we generally will invest the Fund's assets in debt securities rated below the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated). These "non-investment-grade" or "high-yield" securities are considered speculative and are subject to significant credit risk. They are also sometimes referred to as "junk" because they are believed to represent a greater risk of default than more creditworthy "investment-grade" securities.

High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They are typically more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.

|X|  HOW  IS  THIS  FUND DIFFERENT  FROM  A  FUND  THAT  INVESTS   PRIMARILY  IN
INVESTMENT-GRADE BONDS?

Because of the types of securities the Fund intends to invest in, we anticipate that it will generate significantly higher income than investment-grade bond funds and may have a greater potential for capital appreciation. The bond markets generally offer a greater potential return only for accepting a greater level of risk. The two most common risks are credit risk - or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and interest rate risk - or the risk that a security's market value will change with interest rates.

In the investment-grade bond market (where credit risks generally are considered low), a higher return normally is used to entice investors into buying longer-maturity bonds, and thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities often are considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return normally is used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond-specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield funds historically has been notably less than the equity market as a whole.

As a result, high-yield funds often have acted differently than investment-grade bond funds. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The Fund may underperform investment-grade bond funds when the outlook for the economy is negative. Conversely, the Fund may outperform when the economic outlook turns positive.

|X|  WHAT IS A CREDIT RATING?

A credit rating is an evaluation reflecting the possibility that an issuer will default on a security. Rating agencies such as Moody's Investors

================================================================================
                                                                  Prospectus | 5

USAA HIGH-YIELD OPPORTUNITIES FUND
================================================================================

Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings, Inc. (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M. Best) analyze the financial strength of an issuer, whether the issuer is a corporation or government body. The highest ratings are assigned to those issuers perceived to have the least credit risk. For example, S&P ratings range from AAA (highly unlikely to default) to D (in default). If a security is not rated by the above-mentioned agencies, we will assign an equivalent rating.

|X|  WHAT ARE THE PRINCIPAL TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST?

The securities in which the Fund principally invests may include obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including synthetic securities. The Fund also may invest in other high-yield ETFs.

The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These methods may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts, swap agreements, or credit default swap agreements, purchasing indexed securities, and selling securities short.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

|X|  MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. We may invest up to 20% of the Fund's assets in foreign non-dollar-denominated securities traded outside the United States. We also may invest the Fund's assets, without limitation, in dollar-denominated securities of foreign issuers. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

|X|  HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We search for securities that represent an attractive value given current market conditions. We recognize value by simultaneously analyzing the risks and rewards of ownership among the securities available in the market. In general, we focus on securities that offer high income. We will also explore opportunities for capital appreciation.

We will sell a security if it no longer represents value due to an increase in risk, an increase in price, or a combination of the two. We will also sell a security if we find a more compelling value in the market.

RISKS

The Fund is subject to the following risks:

CREDIT RISK: The possibility that a borrower cannot make timely dividend, interest, and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The securities in the Fund's portfolio are subject to credit risk. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks) which cast doubt on their ability to honor their financial obligations. They may be unable to pay dividends, interest when due, or return all of the principal amount of their debt obligations at maturity.

When evaluating potential investments for the Fund, our analysts assess credit risk and its impact on the Fund's portfolio. In addition, the public rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that dividends, interest, or principal will be repaid on a timely basis.

MARKET ILLIQUIDITY: The risk of investing in the types of securities whose market is generally less liquid than the market for higher-quality securities. The market for lower-quality issues is generally less liquid than the market for higher-quality issues. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality issues do not trade frequently; however, when they do trade, the price may be substantially higher or lower than expected.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund generally investing in income-producing securities, the Fund is subject to the risk that the market value of the securities will decline because of rising interest rates. The prices of income-producing securities are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of income-producing securities fall, and when interest rates fall, the prices of income-producing securities rise. The price volatility of an income-producing security also depends on its maturity. Generally, the longer the maturity, the greater its sensitivity to interest rates. To compensate investors for this higher risk, securities with longer maturities generally offer higher yields than securities with shorter maturities.

|X| IF INTEREST RATES INCREASE, the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value (NAV) and total return.

|X| IF INTEREST RATES DECREASE, the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's NAV and total return.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

MARKET RISK: The possibility that the value of the Fund's investments will decline regardless of the success or failure of a company's opera-

================================================================================
6 | USAA HIGH-YIELD OPPORTUNITIES FUND

================================================================================

tions. A company's stock and bond prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Markets tend to run in cycles, with periods when prices generally go up and periods when prices generally go down. Stocks tend to be more volatile than bonds.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even cause losses to the Fund.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

If the Fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the Fund may receive payments only after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to "subprime" borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers' credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund's NAV and total return adversely during the time the Fund holds these securities.

LEGISLATIVE RISK: Legislative risk is a risk that new government policies may affect mortgages in the future in ways we do not know since there is no historical data.

U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES) RISK: While mortgage-backed securities and other securities issued by certain GSEs, such as Ginnie Mae, are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

ETF RISK: The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks or debt securities designed to track the price performance and yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would

================================================================================
                                                                  Prospectus | 7

USAA HIGH-YIELD OPPORTUNITIES FUND
================================================================================

be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of October 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory Agreement is available in the Fund's annual report to shareholders for the periods ended July 31.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper High Current Yield Bond Funds Index. The base fee, which is accrued daily and paid monthly, was equal to an annualized rate of one-half of one percent (0.50%) of the Fund's average net assets for the last fiscal year ended July 31, 2009.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE        ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)         OF THE FUND'S AVERAGE NET ASSETS) (1)
--------------------------------------------------------------------------------
+/- 20 to 50                       +/- 4
+/- 51 to 100                      +/- 5
+/- 101 and greater                +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.


Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper High Current Yield Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the past fiscal year ended July 31, 2009, the performance adjustment increased the base management fee of 0.50% by 0.01%.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

PORTFOLIO MANAGERS

R. MATTHEW FREUND, CFA, vice president of Fixed Income Investments, has managed the Fund since its inception in August 1999. Mr. Freund has 21 years of investment management experience and has worked for us for 16 years. Education:
B.A., Franklin & Marshall College; M.B.A., Indiana University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

JULIANNE BASS, CFA, assistant vice president and portfolio manager, has co-managed the Fund since January 2007. She has 21 years of investment management experience and has worked for us for nine years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts, and ownership of Fund securities.


================================================================================
8 | USAA HIGH-YIELD OPPORTUNITIES FUND

================================================================================

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 14 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

$50 minimum per transaction, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

===============================================================================
                                                                  Prospectus | 9

USAA HIGH-YIELD OPPORTUNITIES FUND
===============================================================================

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you received upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET ACCESS - USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS - MOBILE.USAA.COM

|X| Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

    Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

|X| Send a  signed  fax  with  your  written  redemption  instructions  to (800)
    292-8177.

MAIL

|X| If you would like to open an account or request a redemption by mail, send your application and check or your written instructions to:

    REGULAR MAIL:
    USAA Investment Management Company
    P.O. Box 659453
    San Antonio, TX 78265-9825

    REGISTERED OR EXPRESS MAIL:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78240

BANK WIRE

|X| To add to your account or request a redemption by bank wire, visit us at USAA.COM or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or call (800) 531-USAA (8722) to add them.

===============================================================================
10 | USAA HIGH-YIELD OPPORTUNITIES FUND

===============================================================================

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.


Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 9. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing, which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

================================================================================
                                                                 Prospectus | 11

USAA HIGH-YIELD OPPORTUNITIES FUND
================================================================================

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds,  USAA Short-Term Bond Fund, and USAA
    Tax Exempt Short-Term Fund;

|X| Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases  and sales made  through  USAA  Strategic  Fund  Adviser(R),  USAA
    Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

|X| Purchases  and sales of the USAA  Institutional  shares  by the USAA  Target
    Retirement Funds; and

|X| Other   transactions   that  are  not   motivated  by   short-term   trading
    considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X| Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

For the most current price, yield, and total return information for this Fund, you may call the USAA self-service telephone system. Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you may do so by using its ticker symbol.

You also may access this information through our USAA.COM website once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of

================================================================================
12 | USAA HIGH-YIELD OPPORTUNITIES FUND

================================================================================

the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                           TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Portfolio securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we will monitor for events that would materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day at their current market value as determined by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends monthly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

================================================================================
                                                                 Prospectus | 13

USAA HIGH-YIELD OPPORTUNITIES FUND
================================================================================

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X| Underreports dividend or interest income or

|X| Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and currently you are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

================================================================================
14 | USAA HIGH-YIELD OPPORTUNITIES FUND

================================================================================

                                                                               YEAR ENDED JULY 31,
                                              -------------------------------------------------------------------------------
                                                 2009            2008             2007             2006              2005
                                              -------------------------------------------------------------------------------


Net asset value at beginning of period       $     7.68        $     8.64      $     8.58        $    8.79        $    8.54
                                             --------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                            .62               .63             .61              .60              .61
   Net realized and unrealized gain (loss)         (.72)             (.96)(b)         .06             (.21)             .25
                                             --------------------------------------------------------------------------------
Total from investment operations                   (.10)             (.33)            .67              .39              .86
                                             --------------------------------------------------------------------------------
Less distributions from:
   Net investment income                           (.62)             (.62)           (.61)            (.60)            (.61)
   Realized capital gains                             -              (.01)              -                -                -
                                             --------------------------------------------------------------------------------
Total distributions                                (.62)             (.63)           (.61)            (.60)            (.61)
                                             --------------------------------------------------------------------------------
Net asset value at end of period             $     6.96        $     7.68      $     8.64        $    8.58        $    8.79
=============================================================================================================================
Total return (%)*                                   .29             (4.03)(b)        7.87(a)          4.59            10.36
Net assets at end of period (000)            $  836,042        $  705,425      $  642,742        $ 453,259        $ 306,749
Ratios to average net assets:**
   Expenses (%)((c),(d)                             .99               .90             .94(a)           .95              .95
   Expenses, excluding reimbursements (%)(c)       1.02               .94             .94(a)           .95              .95
   Net investment income (%)                       9.95              7.61            6.95             7.04             7.03
Portfolio turnover (%)                               60(e)             26              38               35               30

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

**  For the year ended July 31, 2009, average net assets were $610,101,000.

(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(b) For the year ended July 31, 2008, the Manager reimbursed the Fund $15,000 for a loss incurred in a settlement delay of a security sold. The reimbursement had no effect on the Fund's per share net realized loss or total return.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(d) Effective April 13, 2007 through November 30, 2008, the Manager voluntarily agreed to limit the annual expenses of the Fund to 0.90% of the Fund's average net assets. Prior to April 13, 2007, the voluntary expense limit was 1.00%.

(e) Reflects increased trading activity due to market volatility.

================================================================================
                                                                 Prospectus | 15

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================================================================================

If you would like more information  about the Funds, you may call (800) 531-USAA
(8722) to request a free copy of the Funds' statement of additional  information
(SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. The Funds' annual and semiannual reports also may be viewed on USAA.COM. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.


To view these documents, along with other related documents, you may visit the IDEA database on the SEC's website (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

                                                              [GRAPHIC OMITTED]
[USAA EAGLE LOGO]  WE KNOW WHAT IT MEANS TO SERVE. (R)           Recycled Paper

================================================================================

40046-1209      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                              Small Cap Stock Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA SMALL CAP STOCK FUND
     TICKER SYMBOL: USCAX
     DECEMBER 1, 2009
     ===============================

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective..........................................................2
Fees and Expenses.............................................................2
Principal Investment Strategy.................................................2
Principal Risks...............................................................2
Performance...................................................................3
Investment Adviser............................................................4
Subadviser....................................................................4
Portfolio Managers............................................................4
Purchase and Sale of Fund Shares..............................................4
Tax Information...............................................................4
Payments to Broker-Dealers and Other Financial Intermediaries.................4
Investment Objective..........................................................5
Principal Investment Strategy.................................................5
Risks.........................................................................6
Portfolio Holdings............................................................6
Fund Management...............................................................6
Portfolio Managers............................................................7
Using Mutual Funds in an Investment Program...................................8
Purchases and Redemptions.....................................................8
Exchanges....................................................................10
Other Important Information About Purchases, Redemptions, and Exchanges......10
Shareholder Information......................................................12
Financial Highlights.........................................................14


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA SMALL CAP STOCK FUND
===============================================================================

INVESTMENT OBJECTIVE

The USAA Small Cap Stock Fund (the Fund) is an equity fund with an investment objective of long-term growth of capital. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee                                  .73%a
Distributions and/or (12-b1) Fees               None
Other Expenses                                  .70%
TOTAL ANNUAL OPERATING EXPENSES                1.43%B

a A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment decreased the base management fee of 0.75% by 0.02% for the most recent fiscal year ended July 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Small-Cap Core Funds Index.

b Pursuant to a voluntary arrangement, we have agreed to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.40% of the Fund's average daily net assets. We can modify or terminate this arrangement at any time.

     With this reimbursement, the Fund's actual total annual operating expenses were as follows:

           Actual Total Annual Operating Expenses    1.43%
           Reimbursement From IMCO                   (.03%)
           TOTAL ANNUAL OPERATING EXPENSES
             AFTER REIMBURSEMENT                     1.40%
EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

---------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------
       $146            $452         $782          $1,713

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 70% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's principal investment strategy is to normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Equity securities tend to be more volatile than bonds. In addition to the degree that the Fund is invested in foreign securities, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund also is subject to small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies.

To the degree that the Fund may invest in Initial public offerings (IPOs), it is subject to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public

===============================================================================
2 | USAA SMALL CAP STOCK FUND

===============================================================================

market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart provide some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

                          |X| RISK/RETURN BAR CHART |X|

[[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31
*FUND BEGAN OPERATIONS ON AUGUST 2, 1999.
---------------------------------------------
CALENDAR YEAR      RETURN

     00**         -13.92%
     01            -9.14%
     02           -10.93%
     03            27.36%
     04            18.77%
     05             7.96%
     06            15.32%
     07            -0.79%
     08           -36.09%


--------------------------------------------------------------------------------
                           NINE-MONTH YTD TOTAL RETURN
                                 X.XX% (9/30/09)

      BEST QUARTER**                                     WORST QUARTER**
      33.67% 4th Qtr. 1999                         -25.38% 4th Qtr. 2008

 ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

This may be particularly true for the period prior to December 1, 2003, which is the date on which Wellington Management Company, LLP and Batterymarch Financial Management, Inc. assumed day-to-day management of the Fund's assets.

================================================================================
                                                                  Prospectus | 3

USAA SMALL CAP STOCK FUND
================================================================================

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

------------------------------------------------------------------------------------------------------------
                                                                                           SINCE INCEPTION
                                                             PAST 1 YEAR     PAST 5 YEARS       8/2/99
-------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                          -36.09%          -1.28%          1.01%

  Return After Taxes on Distributions                          -36.11%          -2.35%          0.43%

  Return After Taxes on Distributions and Sale of Fund Shares  -23.45%          -1.08%          0.87%

  Russell 2000(R) Index* (reflects no deduction for fees,
  expenses, or taxes)                                          -20.86%           2.06%          0.17%

  S&P SmallCap 600(R) Index (reflects no deduction for fees,
  expenses, or taxes)                                          -19.27%           2.21%          5.87%

  Lipper Small-Cap Core Funds Index (reflects no deduction
  for taxes)                                                   -18.60%           1.86%          5.27%

INVESTMENT ADVISER

USAA Investment Management Company

SUBADVISERS

Batterymarch Financial Management, Inc. (Batterymarch)

Wellington Management Company, LLP (Wellington Management)

PORTFOLIO MANAGERS

WELLINGTON MANAGEMENT

Timothy J. McCormack, CFA, senior vice president and equity portfolio manager of Wellington Management. He has served as portfolio manager for the Fund since July 2008 and has been involved in portfolio management and securities analysis for the Fund since December 2003.

Shaun F. Pedersen, vice president and equity portfolio manager of Wellington Management. He has been involved in portfolio management and securities analysis for the Fund since 2004.

BATTERYMARCH

Yu-Nien (Charles) Ko, CFA, is a co-director and senior portfolio manager of the Batterymarch U.S. investment team and has managed the Fund since December 2003.

Stephen A. Lanzendorf, CFA, is a co-director and senior portfolio manager of the Batterymarch U.S. investment team and has managed the Fund since 2006.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

================================================================================
4 | USAA SMALL CAP STOCK FUND

================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is long-term growth of capital. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund may purchase and sell securities without regard to the length of time held. The Fund's portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

|X| WHAT DEFINES SMALL-CAP STOCKS?

The Fund defines small-cap stocks as those of companies that have a market capitalization equal to or lower than that of the largest market capitalization stock in either the S&P SmallCap 600 Index or the Russell 2000 Index at the time of purchase. As of September 30, 2009, the largest market capitalization stock in the S&P SmallCap 600 Index was approximately $x.xx billion and the smallest market capitalization stock was approximately $xx million. As of September 30, 2009, the largest market capitalization stock in the Russell 2000 Index was approximately $x.xx billion and the smallest market capitalization stock was approximately $xx million. Keep in mind that the market capitalization of the companies listed in each exchange may change with market conditions and the composition of either index. Standard & Poor's makes changes to the S&P SmallCap 600 Index when needed, whereas the Russell 2000 Index is reconstituted on an annual basis (with certain additions and deletions made in between reconstitution).

|X|  WILL  THE  FUND   CONTINUE  TO  HOLD  THESE   SECURITIES  IF  THEIR  MARKET
CAPITALIZATION NO LONGER MEETS THIS DEFINITION?

For purposes of this Fund's investment strategy, companies whose market capitalizations no longer fall within the above definition will continue to be considered small cap; and the Fund may continue to hold the security.

|X| MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We are the Fund's investment adviser and has retained Wellington Management and Batterymarch to serve as subadvisers of the Fund.

WELLINGTON MANAGEMENT

Wellington Management's small cap value approach focuses on high-quality companies with a proven record of above-average rates of profitability that sell at a discount relative to the overall small-cap market. These companies typically generate strong cash flows that can be used to build the value of the business or in some other way to benefit the shareholders (E.G., share repurchase or dividends).

In its research efforts, Wellington Management seeks to understand the dynamics of the industry in which the company operates. This includes the factors that have enabled the company to earn above-average rates of return and the sustainability of those factors. The quality of the management, strategic direction, and expectations with regard to the use of current and future cash flows are also integral components of the valuation process.

Stocks are sold when they achieve Wellington Management's target prices, appreciate substantially beyond Wellington Management's market capitalization limits, incur fundamental disappointments, or when other better ideas are available.

BATTERYMARCH

Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The cornerstone of this process is a proprietary stock selection model, which is run on a daily basis and ranks all of the stocks in the Fund's investable universe across six major dimensions: cash flow, earnings growth, expectations,

================================================================================
                                                                  Prospectus | 5

USAA SMALL CAP STOCK FUND
================================================================================

value, technical, and corporate signals. The process is customized by sector, and all stocks are ranked by relative attractiveness on a sector-neutral basis. Batterymarch seeks to invest in growth companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through IPOs of companies meeting these criteria.

Stocks will be considered for sale if they appreciate beyond Batterymarch's market capitalization limits, or if their quantitative ranking falls into the sell category.

RISKS

The Fund is subject to the following risks:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

SMALL-CAP COMPANY RISK: The greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

IPO RISK: The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund's policies and procedures are with respect to the disclosure of the Fund's portfolio securities are available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of October 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements is available in the Fund's annual report to shareholders for the periods ended July 31.
===============================================================================
6 | USAA SMALL CAP STOCK FUND

===============================================================================

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Small-Cap Core Funds Index. The base fee, which is accrued daily and paid monthly, was equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the last fiscal year ended July 31, 2009.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE       ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)        OF THE FUND'S AVERAGE NET ASSETS) (1)
-------------------------------------------------------------------

+/- 100 to 400                     +/- 4
+/- 401 to 700                     +/- 5
+/- 701 and greater                +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Small-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the past fiscal year ended July 31, 2009, the performance adjustment decreased the base management fee of 0.75% by 0.02%.

We have voluntarily agreed to limit the Fund's annual expenses to 1.40% of the Fund's average annual net assets and will reimburse the Fund for all expenses in excess of such limitation. We can modify or terminate this arrangement at any time. The net investment management fee we received for the past fiscal year ended July 31, 2009, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.70% of average net assets.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into Investment Subadvisory Agreements with Wellington Management and Batterymarch, under which Wellington Management and Batterymarch each provide day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2009, Wellington Management had investment management authority with respect to approximately $XXX billion* in assets.

* The Firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

Batterymarch is a registered investment adviser founded in 1969 and located at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of September 30, 2009, Batterymarch had approximately $XX.X billion in assets under management.

Wellington Management and Batterymarch are compensated directly by IMCO and not by the Fund.

PORTFOLIO MANAGERS

WELLINGTON MANAGEMENT

TIMOTHY J. MCCORMACK, CFA, senior vice president and equity portfolio manager of Wellington Management, joined the firm as an investment professional in 2000. Mr. McCormack has served as portfolio manager for the Fund since July 2008 and has been involved in portfolio management and securities analysis for the Fund since December 2003.

SHAUN F. PEDERSEN, vice president and equity portfolio manager of Wellington Management, joined the firm as an investment professional in 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the Fund since 2004. Prior to joining Wellington Management, Mr. Pedersen was an investment professional with Thomas Weisel Asset Management (2001-2004).

BATTERYMARCH

Batterymarch believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The investment teams are organized accordingly

===============================================================================
                                                                  Prospectus | 7

USAA SMALL CAP STOCK FUND
===============================================================================

to investment mandate and are responsible for managing all accounts in accordance with their respective mandates. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing, and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.

Members of Batterymarch's U.S. investment team manage the portion of the Fund managed by Batterymarch. Members of the team may change from time to time.

Yu-Nien (Charles) Ko, CFA, and Stephen A. Lanzendorf, CFA, are responsible for the strategic oversight of the investments of the portion of the Fund managed by Batterymarch. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the Fund complies with its investment objective, guidelines and restrictions, and Batterymarch's current investment strategies. The following is a summary of each individual's education and recent business experience:

YU-NIEN (CHARLES) KO, CFA, is a co-director and senior portfolio manager of the Batterymarch U.S. investment team. He has seven years of investment experience and has managed the Fund since December 2003. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006.
Education: B.S., Massachusetts Institute of Technology; M.B.A., the Yale School of Management.

STEPHEN A. LANZENDORF, CFA, is a co-director and senior portfolio manager of the Batterymarch U.S. investment team. He has 22 years of investment experience. Mr. Lanzendorf joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously served as director of Quantitative Strategies at Independence Investments (1999-2005). He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Education: B.S. and M.S., Massachusetts Institute of Technology.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

================================================================================
8 | USAA SMALL CAP STOCK FUND

================================================================================

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 13 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

$50 minimum per transaction, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by Electronic Funds Transfer (EFT) or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET ACCESS - USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS - MOBILE.USAA.COM

|X| Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to

===============================================================================
                                                                  Prospectus | 9

USAA Small Cap Stock FUND
===============================================================================

     another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT) Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

|X|  Send a signed  fax  with  your  written  redemption  instructions  to (800)
     292-8177.

MAIL

|X| If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X| To add to your account or request a redemption by bank wire, visit us at USAA.COM or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 9. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

===============================================================================
10 | USAA Small Cap Stock FUND

===============================================================================

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X|  Purchases  and sales made  through USAA  Strategic  Fund  Adviser(R),  USAA
     Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

|X| Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with

================================================================================
                                                                 Prospectus | 11

USAA SMALL CAP STOCK FUND
================================================================================

financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE AND TOTAL RETURN INFORMATION

For the most current price and total return information for this Fund, you may call the USAA self-service telephone system. Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you can do so by using its ticker symbol.

You also may access this information through our USAA.COM website once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                            TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Equity securities including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in

==============================================================================
12 | USAA SMALL CAP STOCK FUND

===============================================================================

consultation with the Fund's subadvisers, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X|  Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and currently you are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

===============================================================================
                                                                 Prospectus | 13

USAA SMALL CAP STOCK FUND
================================================================================

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                                                                               YEAR ENDED MAY 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                  2009            2008              2007            2006              2005
---------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period          $   12.07      $    15.29        $    13.99      $    14.80        $   11.82
                                                ---------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                       (.00)(b)         .00(b)            .04            -                 .00(a,b)
  Net realized and unrealized gain (loss)           (2.57)          (1.72)             2.17             .26             3.34(a)
                                                ---------------------------------------------------------------------------------
 Total from investment operations                   (2.57)          (1.72)             2.21             .26             3.34(a)
                                                ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income                              (.01)           (.01)             (.02)           -                (.01)
  Realized capital gains                             -              (1.49)             (.89)          (1.07)            (.35)
  Return of capital                                  (.00)(b)        -                 -               -                -
                                                ---------------------------------------------------------------------------------
Total distributions                                 (.01)          (1.50)             (.91)           (1.07)            (.36)
                                                ---------------------------------------------------------------------------------
Net asset value at end of period                $    9.49      $    12.07        $    15.29      $    13.99        $   14.80
                                                =================================================================================
Total return (%)*                                  (21.28)         (12.16)            16.05(c)         1.90            28.54

Net assets at end of period (000)               $ 464,755      $  521,588        $  514,204      $  375,167       $  311,167

Ratios to average net assets:**
  Expenses (%)(c)                                    1.40            1.31              1.32(c)         1.30             1.34
  Expenses, excluding reimbursements (%)(c)          1.43            1.31              1.32(c)         1.30             1.34
  Net investment income (loss) (%)                    .02             .03               .25             .11              .02

Portfolio turnover (%)                                 70              84               110              66               69

*    Assumes reinvestment of all net investment income and realized capital gain
     distributions,   if  any,  during  the  period.   Includes  adjustments  in
     accordance with U.S.  generally  accepted  accounting  principles and could differ from the Lipper  reported  return.  Total retuns for periods of less than one year are not annualized.

**   For the year ended July 31, 2009, average net assets were $397,059,000.

(a)  Calculated using average shares.

(b)  Represents less than $0.01 per share.

(c) For the year ended July 31, 2007,SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(d) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                    (.00%) +        (.00%)+           (.01%)          (.01%)           (.03%)
      + Represents less than 0.01% of average net assets.

===============================================================================
14 | USAA SMALL CAP STOCK FUND

===============================================================================
NOTES
--------------------------------------------------------------------------------

================================================================================
                                                                 Prospectus | 15

                                                      ==============
9800 Fredericksburg Road                                 PRSRT STD
San Antonio, Texas 78288                               U.S. Postage
                                                          PAID
                                                          USAA
                                                      ==============
     SAVE PAPER AND FUND COSTS
     At USAA.COM click: MY DOCUMENTS
     Set preferences to USAA DOCUMENTS ONLINE


================================================================================

   If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also may be viewed, free of charge, on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

   To view these documents, along with other related documents, you may visit the IDEA database on the SEC's website (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address:
   publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA                                                            [GRAPHIC]
EAGLE                                                             Recycled
LOGO] WE KNOW WHAT IT MEANS TO SERVE.(R)                            Paper
================================================================================

40047-1209      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                               Capital Growth Fund

                                 Included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA CAPITAL GROWTH FUND
     TICKER SYMBOL: USCGX
     DECEMBER 1, 2009
     ===============================

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective...........................................................2
Fees and Expenses..............................................................2
Principal Investment Strategy..................................................2
Principal Risks................................................................2
Performance....................................................................3
Investment Adviser.............................................................4
Subadviser.....................................................................4
Portfolio Managers.............................................................4
Purchase and Sale of Fund Shares...............................................4
Tax Information................................................................4
Payments to Broker-Dealers and Other Financial Intermediaries..................4
Investment Objective...........................................................5
Principal Investment Strategy..................................................5
Risks..........................................................................5
Portfolio Holdings.............................................................6
Fund Management................................................................6
Portfolio Managers.............................................................7
Using Mutual Funds in an Asset Allocation Program..............................7
Purchases and Redemptions......................................................7
Exchanges......................................................................9
Other Important Information About Purchases, Redemptions, and Exchanges........9
Shareholder Information.......................................................11
Financial Highlights..........................................................13


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA CAPITAL GROWTH FUND
===============================================================================

INVESTMENT OBJECTIVE

The USAA Capital Growth Fund (the Fund) is an equity fund with an investment objective of capital appreciation. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

   Management Fee                                  .73%a
   Distribution and/or Service (12b-1) Fees        None
   Other Expenses                                  .90%
   TOTAL ANNUAL OPERATING EXPENSES                1.63%B

a A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment decreased the base management fee of 0.75% by 0.02% for the most recent fiscal year ended July 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Global Funds Index.

b Pursuant to a voluntary arrangement, we have agreed to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.30% of the Fund's average daily net assets. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's total annual operating expenses would have been as follows:

            Actual Total Annual Operating Expenses    1.63%
            Reimbursement From IMCO                   (.33%)
            TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT                     1.30%

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

-------------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------
       $166            $514          $887         $1,933

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 285% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy to achieve its objective is to invest primarily in equity securities that Batterymarch believes to be the most attractive in the global marketplace. The Fund may invest up to 100% of its assets in foreign securities.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Equity securities tend to be more volatile than bonds. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

===============================================================================
2 | USAA CAPITAL GROWTH FUND

===============================================================================

PERFORMANCE

The following bar chart provides some indiciation of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

                          |X| RISK/RETURN BAR CHART |X|

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31
*FUND BEGAN OPERATIONS ON OCTOBER 27, 2000.

CALENDAR YEAR       RETURN
     01*           -31.22%
     02            -27.65%
     03             55.29%
     04             16.25%
     05              8.50%
     06             22.43%
     07             12.72%
     08            -43.48%


---------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                xx.xx% (9/30/09)
      BEST QUARTER**                                    WORST QUARTER**
      20.81% 2nd Qtr. 2003                        -29.90% 1st Qtr. 2001

** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


The table below shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and capital gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

This may be particularly true for the period prior to December 1, 2005, which is the date on which Batterymarch Financial Management, Inc. assumed day-to-day management of the Fund's assets using the current principal investment strategy.


                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

---------------------------------------------------------------------------------------------------------------
                                                                                              SINCE INCEPTION
                                                                  PAST 1 YEAR   PAST 5 YEARS     10/27/00
---------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                              -43.48%         -0.33%         -5.39%

  Return After Taxes on Distributions                              -43.87%         -1.61%         -6.14%

  Return After Taxes on Distributions and Sale of Fund Shares      -28.27%         -0.56%         -4.58%
  Morgan Stanley Capital International (MSCI) World Index
  (reflects no deduction for fees, expenses, or taxes)             -21.61%          2.35%         -0.75%

  Lipper Global Funds Index (reflects no deduction for taxes)      -17.86%          3.66%          0.19%

  Lipper Small-Cap Growth Funds Index
   (reflects no deduction for taxes)                               -19.81%          0.84%         -3.22%

================================================================================
                                                                  Prospectus | 3

USAA CAPITAL GROWTH FUND
================================================================================

INVESTMENT ADVISER

USAA Investment Management Company

SUBADVISER

Batterymarch Financial Management, Inc. (Batterymarch)

PORTFOLIO MANAGERS

Adam J. Petryk, CFA, senior director and global investment strategist of Batterymarch's Global Developed Markets Investment Team, has managed the Fund since 2007.

Michael P. McElroy, CFA, director and senior portfolio manager of Batterymarch's Global Developed Markets Investment Team, has managed the Fund since 2006.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

================================================================================
4 | USAA CAPITAL GROWTH FUND

================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's objective is capital appreciation. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to invest its assets primarily in equity securities that Batterymarch believes to be the most attractive in the global marketplace. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund's securities may need to be actively and frequently traded to achieve the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on market conditions and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

|X| MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. Up to 100% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The core of this process is a proprietary stock selection model, which ranks all of the stocks in the Fund's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals (for U.S. equities)/opinions (for non-U.S. equities). The process is customized by sector for U.S. equities, by region/sector for non-U.S. developed market equities and by country for emerging markets equities. Batterymarch seeks to invest in companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria. All stocks within the investable universe are ranked within the global sectors defined by the MSCI All Country World Index, which is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

RISKS

The Fund is subject to the following risks:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

================================================================================
                                                                  Prospectus | 5

USAA CAPITAL GROWTH FUND
================================================================================

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of October 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements is available in the Fund's annual report to shareholders for the periods ended July 31.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Funds Index. The base fee, which is accrued daily and paid monthly, was equal to an annualized rate of seventy-five one hundredths of one percent (0.75%) of the Fund's average net assets for the last fiscal year ended July 31, 2009.

The performance period for the Fund consists of the current month plus the previous 35 months. The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE     ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX          (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)      OF THE FUND'S AVERAGE NET ASSETS) (1)
----------------------------------------------------------------------------
+/- 100 to 400                           +/- 4
+/- 401 to 700                           +/- 5
+/- 701 and greater                      +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the applicable Lipper index over that period, even if the Fund had overall negative returns during the performance period. For the past fiscal year ended July 31, 2009, the performance adjustment decreased the base management fee of 0.75% by 0.02%.

We have voluntarily agreed to limit the Fund's annual expenses to an annual rate of 1.30% of the Fund's average daily net assets and will reimburse the Fund for the expenses in excess of that amount. We can modify or terminate this arrangement at any time. The net investment management fee we received for the past fiscal year ended July 31, 2009, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.40% of average net assets.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into an Investment Subadvisory Agreement with Batterymarch, under which Batterymarch provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

Batterymarch is a registered investment adviser founded in 1969 and located at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of September 30, 2009, Batterymarch had assets under management of approximately $xx.x billion. Batterymarch is compensated directly by IMCO and not by the Fund.

===============================================================================
6 | USAA CAPITAL GROWTH FUND

===============================================================================

PORTFOLIO MANAGERS

Batterymarch's Global Developed Markets investment team manages this Fund. Members of the investment team may change from time to time. Adam J. Petryk, CFA and Michael P. McElroy, CFA, are responsible for the strategic oversight of the Fund's investments. Their focus is on portfolio structure, and they will be primarily responsible for ensuring that the Fund complies with its investment objective, guidelines and restrictions, and Batterymarch's current investment strategies.

ADAM J. PETRYK, CFA, senior director and global investment strategist of Batterymarch's Global Developed Markets Investment Team, joined Batterymarch in 2007. Mr. Petryk was formerly the Deputy Chief Investment Officer and then Chief Investment Officer for Legg Mason Canada, an affiliate of Batterymarch, where he was responsible for asset allocation, domestic equity and domestic fixed income management. He retains a consulting role with Legg Mason Canada. He was previously an equity analyst at Scotia Capital Markets. He has 12 years of investment experience.

MICHAEL P. MCELROY, CFA, director and senior portfolio manager, of Batterymarch's Global Developed Markets Investment Team, joined Batterymarch in 2006. Mike was previously at Citigroup Asset Management in London, where he held senior-level responsibilities related to portfolio management, marketing, and client service. Prior to that, he held positions at Independence Investments, LLC, Digital Equipment and Intermarket Capital Associates. He has 19 years of investment experience. Education: B.S. and two M.S. degrees, Massachusetts Institute of Technology.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

===============================================================================
                                                                  Prospectus | 7

USAA CAPITAL GROWTH FUND
===============================================================================

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G,, complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

$50 minimum per transaction, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G,, if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by electronic funds transfer (EFT) or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you received upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET ACCESS - USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS - MOBILE.USAA.COM

|X| Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ rea-

================================================================================
8 | USAA CAPITAL GROWTH FUND

================================================================================

sonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

|X|  Send a signed  fax  with  your  written  redemption  instructions  to (800)
     292-8177.

MAIL

|X| If you would like to open an account or request a redemption by mail, send your application and check or your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X| To add to your account or request a redemption by bank wire, visit us at USAA.COM or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 8. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These

===============================================================================
                                                                  Prospectus | 9

USAA CAPITAL GROWTH FUND
===============================================================================

policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds' using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal
     Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

|X| Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

===============================================================================
10 | USAA CAPITAL GROWTH FUND

===============================================================================

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE AND TOTAL RETURN INFORMATION

For the most current price and total return information for the Fund, you may call the USAA self-service telephone system. Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you can do so by using its ticker symbol.

You also may access this information through our USAA.COM website once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                            TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events it identifies that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greather than 60 days are valued each business day by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, and other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair

================================================================================
                                                                 Prospectus | 11

USAA CAPITAL GROWTH FUND
================================================================================

value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| FOREIGN

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

==============================================================================
12 | USAA CAPITAL GROWTH FUND

===============================================================================

|X|  Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

===============================================================================
                                                                 Prospectus | 13

USAA CAPITAL GROWTH FUND
================================================================================

                                                                          YEAR ENDED JULY 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                 2009            2008             2007                2006           2005
--------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period       $      7.90      $     9.34       $      8.56         $    7.81      $     6.27
                                             -------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                      .09             .08               .04               .05            (.04)(a)
   Net realized and unrealized gain (loss)         (2.42)           (.80)             1.91               .87            1.58(a)
                                             -------------------------------------------------------------------------------------
Total from investment operations                   (2.33)           (.72)             1.95               .92            1.54(a)
                                             -------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                            (.10)           (.05)             (.05)                -              -
   Realized capital gains                              -            (.67)            (1.12)             (.17)             -
                                              ------------------------------------------------------------------------------------
Total distributions                                 (.10)           (.72)            (1.17)             (.17)              -
Net asset value at end of period             $      5.47      $     7.90       $      9.34         $    8.56      $     7.81
                                             =====================================================================================
Total return (%)*                                 (29.37)          (8.80)            24.24(d)          11.92           24.56
Net assets at end of period (000)            $   590,330      $  817,210        $  540,817         $ 151,754      $  115,515
Ratios to average net assets:**
   Expenses (%)(b,c)                                1.26            1.20              1.16(d)           1.00            1.00
   Expenses, excluding reimbursements (%)(b)        1.63            1.41              1.47(d)           1.68            1.68
   Net investment income (loss) (%)                 1.83            1.26               .83               .56            (.62)
Portfolio turnover (%)                               285             210               223               240             166

*    Assumes reinvestment of all net investment income and realized capital gain
     distributions,   if  any,  during  the  period.   Includes  adjustments  in
     accordance with U.S.  generally  accepted  accounting  principles and could differ from the Lipper reported return.

**   For the year ended July 31, 2009, average net assets were $557,468,000.

(a)  Calculated using average shares.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                               (.00%)+           (.00%)+           (.00%)+          (.00%)+         (.05%)

      + Represents less than 0.01% of average net assets.

(c) Effective December 1, 2008, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.30% of the Fund's average net assets.
     Prior to December 1, 2008, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.20% of the Fund's average net assets from December 1, 2006, through November 30, 2008; and to 1.00% prior to December
     1, 2006.

(d) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

===============================================================================
14 | USAA CAPITAL GROWTH FUND

===============================================================================
NOTES
--------------------------------------------------------------------------

===============================================================================
                                                                 Prospectus | 15

                                                      ==============
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                                                      ==============
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================================================================================

If you would like more  information  about the Fund, you may call (800) 531-USAA
(8722) to request a free copy of the Fund's statement of additional  information
(SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also may be viewed, free of charge, on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the IDEA database on the SEC's website (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA                                                            [GRAPHIC]
EAGLE                                                             RECYCLED
LOGO] WE KNOW WHAT IT MEANS TO SERVE.(R)                           PAPER

================================================================================

36837-1209      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                                   Value Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA VALUE FUND
     TICKER SYMBOL: UVALX
     DECEMBER 1, 2009
     ===============================

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective..........................................................2
Fees and Expenses.............................................................2
Principal Investment Strategy.................................................2
Principal Risks...............................................................2
Performance...................................................................3
Investment Adviser............................................................4
Subadviser....................................................................4
Portfolio Managers............................................................4
Purchase and Sale of Fund Shares..............................................4
Tax Information...............................................................4
Payments to Broker-Dealers and Other Financial Intermediaries.................4
Investment Objective..........................................................5
Principal Investment Strategy.................................................5
Risks.........................................................................5
Portfolio Holdings............................................................6
Fund Management...............................................................6
Portfolio Managers............................................................7
Using Mutual Funds in an Investment Program...................................7
Purchases and Redemptions.....................................................7
Exchanges.....................................................................9
Other Important Information About Purchases, Redemptions, and Exchanges.......9
Shareholder Information......................................................11
Financial Highlights.........................................................13

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA VALUE FUND
===============================================================================

INVESTMENT OBJECTIVE

The USAA Value Fund (the Fund) is an equity fund with an investment objective of long-term growth of capital. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

   Management Fee                                      .78%(a)
   Distribution and/or Service (12b-1) Fees            None
   Other Expenses                                      .63%
   TOTAL ANNUAL OPERATING EXPENSES                    1.41%(B)

a A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment increased the base management fee of 0.75% by 0.03% for the most recent fiscal year ended July 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Multi-Cap Value Funds Index.

b Pursuant to a voluntary arrangement, we have agreed to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.15% of the Fund's average daily net assets. We can modify or terminate this arrangement at any time.

     With this reimbursement, the Fund's actual total annual operating expenses were as follows:

           Actual Total Annual Operating Expenses    1.41%
           Reimbursement From IMCO                   (.26%)
           TOTAL ANNUAL OPERATING EXPENSES
             AFTER REIMBURSEMENT                     1.15%

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------
       $144           $446          $771          $1,691

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's principal investment strategy is to invest its assets primarily in equity securities of companies that are considered to be undervalued. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

===============================================================================
2 | USAA VALUE FUND

===============================================================================

PERFORMANCE

The bar chart on the following page illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

                          |X| RISK/RETURN BAR CHART |X|

[[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31
*FUND BEGAN OPERATIONS ON AUGUST 3, 2001

CALENDAR YEAR      RETURN
     02           -18.31%
     03            27.55%
     04            18.69%
     05             8.28%
     06            16.63%
     07             1.29%
     08           -36.08%
---------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                -xx.xx% (9/30/09)

     BEST QUARTER**                                     WORST QUARTER**
     21.88% 4th Qtr. 2001                         -20.48% 4th Qtr. 2008

** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

This may be particularly true for the period prior to July 1, 2004, which is the date on which Barrow, Hanley, Mewhinney & Strauss, Inc. assumed day-to-day management of the Fund's assets.

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

-----------------------------------------------------------------------------------------------------------------
                                                                                               SINCE INCEPTION
                                                                 PAST 1 YEAR     PAST 5 YEARS     8/3/01
-----------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                             -36.08%          -0.60%          1.65%

  Return After Taxes on Distributions                             -36.29%          -1.21%          1.13%

  Return After Taxes on Distributions and Sale of Fund Shares     -23.18%          -0.40%          1.45%

  Russell 3000(R) Index (reflects no deduction for fees,
  expenses, or taxes)                                             -20.21%           0.42%          0.04%

  Lipper Multi-Cap Value Funds Index (reflects no deduction
  for taxes)                                                      -19.41%          -0.61%          0.61%

================================================================================
                                                                  Prospectus | 3

USAA VALUE FUND
================================================================================

INVESTMENT ADVISER

USAA Investment Management Company

SUBADVISER

Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS)

PORTFOLIO MANAGERS

James P. Barrow, one of the founders of the firm in 1979, has managed investment portfolios since 1963 and has managed the Fund since July 2004.

Ray Nixon, Jr., joined BHMS as a principal in June 1994. He has managed the Fund since July 2004.

Robert J. Chambers, CFA, joined BHMS as a principal in August 1994. He has managed the Fund since July 2004.

Timothy J. Culler, CFA, joined BHMS as a principal in April 1999. He has managed the Fund since July 2004.

Mark Giambrone, CPA, joined BHMS in December 1998 and became a principal in 2000. He has managed the Fund since July 2004.

James S. McClure, CFA, joined BHMS as a principal in July 1995. He has managed the Fund since July 2004.

John P. Harloe, CFA, joined BHMS as a principal in July 1995. He has managed the Fund since July 2004.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$250 for IRAs]. The minimum subsequent investment is $50.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

===============================================================================
4 | USAA VALUE FUND

===============================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is long-term growth of capital. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to invest its assets primarily in equity securities of companies that are considered to be undervalued. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

|X| WHAT IS A VALUE FUND?

Value investing is bargain shopping based upon certain criteria. A value fund is one in which the portfolio manager searches for securities that are believed to not reflect the true value in the securities' current share price. However, over time the share price may increase as the market recognizes the overall value of the company. These types of securities are often referred to as being "undervalued," and the stocks' share prices are typically below average in comparison to such factors as earnings and book value.

|X| MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

BHMS' approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes that these inefficiencies can best be exploited through adherence to an active, value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS utilizes a consistent, disciplined process to identify companies it believes to be undervalued and temporarily out of favor. The firm strives to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below-average risks. BHMS is a patient, long-term investor, and views short-term disappointments and resulting price declines as opportunities to profit in high-quality or improving businesses. BHMS intends for the Fund to reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market.

When BHMS believes a stock has lost its value characteristics or has met valuation targets, it liquidates the security. BHMS does not try to judge when the holding might reach a speculative level of over- valuation.

RISKS

The Fund is subject to the following risks:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. The Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political

================================================================================
                                                                  Prospectus | 5

USAA VALUE FUND
================================================================================

conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund's policies and procedures are with respect to the disclosure of the Fund's portfolio securities are available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of October 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements is available in the Fund's annual report to shareholders for the periods ended July 31.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Multi-Cap Value Funds Index. The base fee, which is accrued daily and paid monthly, was equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the last fiscal year ended July 31, 2009.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE       ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)        OF THE FUND'S AVERAGE NET ASSETS) (1)
--------------------------------------------------------------------

+/- 100 to 400                     +/- 4
+/- 401 to 700                     +/- 5
+/- 701 and greater                +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Value Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the past fiscal year ended July 31, 2009, the performance adjustment increased the base management fee of 0.75% by 0.03%.

We have voluntarily agreed to limit the Fund's annual expenses to 1.15% of the Fund's average annual net assets and will reimburse the Fund for all expenses in excess of such limitation. We can modify or terminate this arrangement at any time. The net investment management fee we received for the past fiscal year ended July 31, 2009, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.52% of average net assets.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into an Investment Subadvisory Agreement with BHMS, under which BHMS provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979.

===============================================================================
6 | USAA VALUE FUND

===============================================================================

As of September 30, 2009, the firm managed more than $x.xx billion in equity and fixed-income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas. BHMS is compensated directly by IMCO and not by the Fund.

PORTFOLIO MANAGERS

BHMS' all-cap strategy is managed in a team approach by its equity portfolio managers.

JAMES P. BARROW, one of the founders of the firm in 1979, has managed investment portfolios since 1963 and has managed the Fund since July 2004. Education: B.S., University of South Carolina.

RAY NIXON, JR., joined BHMS as a principal in June 1994. He has over 30 years of investment management experience and has managed the Fund since July 2004. Mr. Nixon is a member of the Board of the Presbyterian Healthcare Foundation, the Board of the Salvation Army, and the Strategic Advisory Board of the CFA Society of Dallas/Fort Worth. Education: B.A. and M.B.A., University of Texas.

ROBERT J. CHAMBERS, CFA, joined BHMS as a principal in August 1994. He has over 35 years of investment management experience and has managed the Fund since July 2004. Education: B.S. in Finance, Drexel University. Mr. Chambers holds the CFA designation.

TIMOTHY J. CULLER, CFA, joined BHMS as a principal in April 1999. He has over 23 years of investment management experience and has managed the Fund since July 2004. Education: B.A. and M.A., Miami University in Ohio. Mr. Culler holds the Chartered Financial Analyst (CFA) designation.

MARK GIAMBRONE, CPA, joined BHMS in December 1998 and became a principal in 2000. He has over 15 years of investment management experience and has managed the Fund since July 2004. Education: B.S. in accounting, Indiana University; M.B.A., University of Chicago.

JAMES S. MCCLURE, CFA, joined BHMS as a principal in July 1995. He has over 34 years of investment management experience and has managed the Fund since July 2004. Education: B.A. and M.B.A., University of Texas. Mr. McClure holds the CFA designation.

JOHN P. HARLOE, CFA, joined BHMS as a principal in July 1995. He has over 31 years of investment management experience and has managed the Fund since July 2004. Education: B.A. and M.B.A., University of South Carolina. Mr. Harloe holds the CFA designation.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close
================================================================================
                                                                  Prospectus | 7

USAA VALUE FUND
================================================================================

your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

INITIAL PURCHASE

$3,000 [$250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

ADDITIONAL PURCHASES

$50 minimum per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by Electronic Funds Transfer (EFT) or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET ACCESS - USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS - MOBILE.USAA.COM

|X| Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.


===============================================================================
8 | USAA VALUE FUND

===============================================================================

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

|X|  Send a signed  fax  with  your  written  redemption  instructions  to (800)
     292-8177.

MAIL

|X| If you would like to open an account or request a redemption by mail, send your application and check or your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X| To add to your account or request a redemption by bank wire, visit us at USAA.COM or call (800) 531-USAA (8722) for instructions before wiring funds. This helps to ensure that your account will be credited or debited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 8. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose reg istered owner has an aggregate balance of $50,000 or more invested

================================================================================
                                                                  Prospectus | 9

USAA VALUE FUND
================================================================================

in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchanges. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X|  Purchases  and sales made  through USAA  Strategic  Fund  Adviser(R),  USAA
     Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

|X| Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged

===============================================================================
10 | USAA VALUE FUND

===============================================================================

in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE AND TOTAL RETURN INFORMATION

For the most current price and total return information for this Fund, you may call the USAA self-service telephone system. Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you can do so by using its ticker symbol.

You also may access this information through our USAA.COM website once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                            TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser, if applicable will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events it identifies that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures options are valued based upon the last quoted sales price

================================================================================
                                                                 Prospectus | 11

USAA VALUE FUND
================================================================================

at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer
(NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X|  Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

===============================================================================
12 | USAA VALUE FUND

===============================================================================

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                                                          YEAR ENDED JULY 31,
-----------------------------------------------------------------------------------------------------------------------------

                                                   2009           2008             2007             2006            2005
-----------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period           $   12.45    $    15.41        $    13.78        $   13.50       $   11.65
                                                 ----------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                .19           .19               .15              .15             .11
  Net realized and unrealized gain (loss)            (2.11)        (2.54)             1.93              .49            2.67
                                                 ----------------------------------------------------------------------------
Total from investment operations                     (1.92)        (2.35)             2.08              .64            2.78
                                                 ----------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.20)         (.17)             (.15)            (.12)           (.15)
  Realized capital gains                              -             (.44)             (.30)            (.24)           (.78)
                                                 ----------------------------------------------------------------------------
Total distributions                                   (.20)         (.61)             (.45)            (.36)           (.93)
                                                 ----------------------------------------------------------------------------
Net asset value at end of period                 $   10.33    $    12.45        $    15.41        $   13.78       $   13.50
                                                 ============================================================================
Total return (%)*                                   (15.14)       (15.85)            15.27(a)          4.90           24.65

Net assets at end of period (000)                $ 347,492    $  385,255        $  476,791        $ 345,089       $ 231,135

Ratios to average net assets:**
  Expenses (%)(b)                                     1.15          1.15              1.15(a)          1.15            1.15
  Expenses, excluding reimbursements (%)(b)           1.41          1.25              1.24(a)          1.26            1.27
  Net investment income (%)                           2.00          1.36              1.11             1.27            1.14

Portfolio turnover (%)                                  26            21                24               26              22

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

**   For the year ended July 31, 2009, average net assets were $299,148,000.

(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                     (.01%)        (.01%)            (.01%)           (.01%)          (.02%)

================================================================================
                                                                 Prospectus | 13

USAA VALUE FUND
================================================================================
NOTES
--------------------------------------------------------------------------------

===============================================================================
14 | USAA VALUE FUND

===============================================================================


================================================================================
                                                                 Prospectus | 15

USAA VALUE FUND
================================================================================

                                                      ==============
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================================================================================

   If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also may be viewed, free of charge, on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

   To view these documents, along with other related documents, you may visit the IDEA database on the SEC's website (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address:
   publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA                                                            [GRAPHIC]
EAGLE                                                             Recycled
LOGO] WE KNOW WHAT IT MEANS TO SERVE.(R)                           Paper

================================================================================

38854-1209      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                              Institutional Shares

                                Included herein

[USAA
EAGLE
LOGO (R)]


     ================================
     PROSPECTUS
     USAA INSITUTIONAL SHARES FUND
       USAA AGGRESSIVE GROWTH FUND
       USAA GROWTH FUND
       USAA HIGH-YIELD OPPORTUNITIES FUND
       USAA INCOME FUND
       USAA INCOME STOCK FUND
       USAA INTERMEDIATE-TERM BOND FUND
       USAA SHORT-TERM BOND FUND
       USAA SMALL CAP STOCK FUND
       USAA VALUE FUND
     DECEMBER 1, 2009
     ===============================

TABLE OF CONTENTS
--------------------------------------------------------------------------------

USAA Aggressive Growth Fund                                  2
USAA Growth Fund                                             5
USAA High-Yield Opportunities Fund                           8
USAA Income Fund                                            12
USAA Income Stock Fund                                      16
USAA Intermediate-Term Bond Fund                            19
USAA Short-Term Bond Fund                                   23
USAA Small Cap Stock Fund                                   26
USAA Value Fund                                             29
Risks                                                       41
Portfolio Holdings                                          43
Portfolio Managers                                          43
Management and Advisory Services                            46
How to Invest                                               49
How to Redeem                                               49
Shareholder Information                                     49
Financial Highlights                                        51

Each Fund listed in this prospectus is composed of multiple classes of shares. Each class has a common investment objective and investment portfolio. Only one class of shares is offered through this prospectus. The term "shares" as it relates to the Funds listed in this prospectus means the institutional shares offered through this prospectus.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA INSITUTIONAL SHARES
===============================================================================

AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The USAA Aggressive Growth Fund (the Fund) is an equity fund with an investment objective of capital appreciation. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee                                   .49%a
Distribution and/or Service (12b-1) Fees          None
Other Expenses                                   .14%
Acquired Fund Fees and Expenses                  .01%b
TOTAL ANNUAL OPERATING EXPENSES                  .64%C

a A performance fee adjustment may increase or decrease the base management fee by +/- 0.06% of average net assets of the Fund attributable to the institutional shares over the performance period. The performance adjustment is calculated by comparing the performance of the Fund's institutional shares during the relevant performance period to that of the Lipper Large-Cap Growth Funds Index. For the Fund's fiscal year ended July 31, 2009, the performance fee adjustment decreased the management fee of 0.49% by less than 0.01%.

b Acquired fund fees and expenses are fees and expenses incurred indirectly by the Fund as a result of investment in other investment companies, including exchange-traded funds (ETFs).

c For the first two fiscal years, we have voluntarily agreed to limit the total annual operating expenses of the Fund's institutional shares to 0.61% of the Fund's average net assets attributable to the institutional shares, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the actual total annual operating expenses of the Fund's institutional shares would be as follows:

           Actual Total Annual Operating Expenses   .63%
           Reimbursement from IMCO                 (.02%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT                   .61%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------
        $65           $205          $357           $798

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 79% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy to achieve its objective is to invest primarily in equity securities of large companies that are selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Equity securities tend to be more volatile than bonds. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate

===============================================================================
2 | USAA INSITUTIONAL SHARES

===============================================================================

movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

                          |X| RISK/RETURN BAR CHART |X|
[[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

CALENDAR YEAR      RETURN
     99             91.09%
     00            -19.95%
     01            -33.38%
     02            -30.60%
     03             30.79%
     04             13.03%
     05              7.23%
     06              5.33%
     07             14.88%
     08            -41.49%
-----------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                XX.XX% (9/30/09)

     BEST QUARTER*                                        WORST QUARTER*
     51.19% 4th Qtr. 1999                          -34.20% 1st Qtr. 2001

     *Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

================================================================================
                                                                  Prospectus | 3

USAA INSITUTIONAL SHARES
================================================================================

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                SINCE INCEPTION
                                                            PAST 1 YEAR     PAST 5 YEARS        PAST 10 YEARS      10/19/81
----------------------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                         -41.49%          -3.02%              -2.29%               6.96%

  Return After Taxes on Distributions                         -41.56%          -3.05%              -2.51%               5.80%

  Return After Taxes on Distributions and Sale of Fund Shares -26.89%          -2.54%              -1.88%               5.68%

  Russell 1000(R) Growth Index
  (reflects no deduction for fees, expenses, or taxes)        -17.57%           0.70%              -3.21%               9.82%

  Lipper Large-Cap Growth Funds Index
  (reflects no deduction for taxes)                           -19.48%           0.49%              -3.73%               9.59%

INVESTMENT ADVISER

USAA Investment Management Company

SUBADVISER

Marsico Capital Management (Marsico )

PORTFOLIO MANAGER

Thomas F. Marsico is the chief investment officer of Marsico and has managed the investment program of the Fund since June 2002.

PURCHASE AND SALE OF FUND SHARES

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

================================================================================
4 | USAA INSITUTIONAL SHARES

================================================================================

GROWTH FUND
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The USAA Growth Fund (the Fund) is an equity fund with an investment objective of long-term growth of capital. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee                                          .75%a
Distribution and/or Service (12b-1) Fees                 None
Other Expenses                                          .14%
TOTAL ANNUAL OPERATING EXPENSES                         .89%B

a A performance fee adjustment may increase or decrease the base management fee by +/- 0.06% of average net assets of the Fund attributable to the institutional shares over the performance period. The performance adjustment is calculated by comparing the performance of the Fund's institutional shares during the relevant performance period to that of the Lipper Large-Cap Growth Funds Index. For the Fund's fiscal year ended July 31, 2009, the performance fee adjustment decreased the management fee of 0.75% by less than 0.01%.

b For the first two fiscal years, we have voluntarily agreed to limit the total annual operating expenses of the Fund's institutional shares to 0.87% of the Fund's average net assets attributable to the institutional shares, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the actual total annual operating expenses of the Fund's institutional shares would be as follows:

           Actual Total Annual Operating Expenses   .89%
           Reimbursement from IMCO                 (.02%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT                   .87%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.
------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------
       $91            $284         $493           $1,096

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 136% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy to achieve its objective is to invest in equity securities of companies that are selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Equity securities tend to be more volatile than bonds. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's

================================================================================
                                                                  Prospectus | 5

USAA INSITUTIONAL SHARES
================================================================================

exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
                          |X| RISK/RETURN BAR CHART |X|

[[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

CALENDAR YEAR      RETURN
     99             21.67%
     00            -19.06%
     01            -23.84%
     02            -31.79%
     03             24.88%
     04             12.66%
     05              9.65%
     06             -0.46%
     07             19.70%
     08            -45.21%

--------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                xx.xx% (9/30/09)

     BEST QUARTER*                                     WORST QUARTER*
     19.98% 4th Qtr. 2001                       -25.51% 3rd Qtr. 2001

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


The table on the following page shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

===============================================================================
6 | USAA INSITUTIONAL SHARES

===============================================================================

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  SINCE INCEPTION
                                                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS        4/5/71
-----------------------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                                -45.21%          -4.21%          -6.42%             4.83%

  Return After Taxes on Distributions                                -45.23%          -4.22%          -6.68%             3.30%

  Return After Taxes on Distributions and Sale of Fund Shares        -29.36%          -3.53%          -5.09%             3.49%

  Russell 1000(R) Growth Index (reflects no deduction for fees,
  expenses, or taxes)                                                -17.57%           0.70%          -3.21%               N/A

  Lipper Large Cap Growth Funds Index (reflects no deduction
  for taxes)                                                         -19.48%           0.49%          -3.73%               N/A

INVESTMENT ADVISER

USAA Investment Management Company

SUBADVISER

Loomis, Sayles & Company, L.P. (Loomis Sayles)

The Renaissance Group, LLC (Renaissance)

PORTFOLIO MANAGERS

|X| LOOMIS SAYLES

MARK B. BARIBEAU, CFA, a vice president of Loomis Sayles, has managed the Fund since July 2004.

PAMELA N. CZEKANSKI, CFA, a vice president of Loomis Sayles, has managed the Fund since July 2004.

RICHARD SKAGGS, CFA, a vice president of Loomis Sayles, has managed the Fund since July 2004.

|X| RENAISSANCE

MICHAEL E. SCHROER, CFA, managing partner & chief investment officer, has managed the Fund since December 2007.

PAUL A. RADOMSKI, CPA, CFA, managing partner, has managed the Fund since December 2007.

ERIC J. STRANGE, CPA, CFA, research analyst, has managed the Fund since December 2007.

PURCHASE AND SALE OF FUND SHARES

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

===============================================================================
                                                                  Prospectus | 7

USAA INSITUTIONAL SHARES
===============================================================================

HIGH-YIELD OPPORTUNITIES FUND
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The USAA High-Yield Opportunities Fund (the Fund) is a fixed-income fund with an investment objective to provide an attractive total return primarily through high current income and secondarily through capital appreciation. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee                                         .50%a
Distribution and/or Service (12b-1) Fees                None
Other Expenses                                         .14%
Acquired Fund Fees and Expenses                        .01%b
TOTAL ANNUAL OPERATING EXPENSES                        .65%C

a A performance fee adjustment may increase or decrease the base management fee by +/- 0.06% of average net assets of the Fund attributable to the institutional shares over the performance period. The performance adjustment is calculated by comparing the performance of the Fund's institutional shares during the relevant performance period to that of the Lipper High Current Yield Bond Funds Index. For the fiscal year ended July 31, 2009, the performance fee adjustment decreased the management fee of 0.50% by less than 0.01%.

b Acquired fund fees and expenses are fees and expenses incurred indirectly by the Fund as a result of investment in other investment companies, including exchange-traded funds (ETFs).

c For the first two fiscal years, we have voluntarily agreed to limit the total annual operating expenses of the Fund's institutional shares to 0.65% of the Fund's average net assets attributable to the institutional shares, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. If the Fund's institutional shares total annual operating expense ratio is lower than 0.65%, the Fund's institutional shares will operate at the lower expense ratio.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses for the most match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

--------------------------------------------------------------
      1 YEAR      3 YEARS         5 YEARS      10 YEARS
--------------------------------------------------------------

      $66          $208           $362           $810

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy to achieve its objective is to normally invest at least 80% of the Fund's assets in high-yield securities, including bonds (often referred to as "junk"  bonds),  convertible  securities,  or preferred  stocks.  This 80%
policy may be changed upon at least 60 days' notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest without limit in dollar-denominated foreign securities and to a limited extent in non-dollar-denominated foreign securities.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The securities in the Fund's portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All securities varying from the highest quality to very speculative have some degree of credit risk.

The Fund also is subject to the risk that the market value of the bonds will decline because of rising interest rates or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher

================================================================================
8 | USAA INSITUTIONAL SHARES

================================================================================

market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

Liquidity risk is the risk that a fund's investment generally cannot be disposed of in the ordinary course of business, within seven days or less, at approximately the same value at which the Fund has valued the investment.

The Fund also is subject to the possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true. In addition, when mortgage rates are at record lows, there is real risk that these low coupon mortgages may never prepay because homeowners tend to not refinance. Therefore, these mortgages may extend to be very long and hence more sensitive to interest rates than mortgages have been in the past. This extension risk can be described as the opposite of prepayment risk.

Because this Fund may invest in stocks, it is subject to stock market risk, which is the possibility that the value of the Fund's investments in stocks will decline regardless of the success or failure of a company's operations. Stocks tend to be more volatile than bonds. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund also is subject to the possibility of legislative risk which is a risk that new government policies may affect mortgages in the future in ways we do not know since there is no historical data.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart page illustrates the volatility and performance from year to year for each full calendar year since inception of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
                          |X| RISK/RETURN BAR CHART |X|

[[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31
*FUND BEGAN OPERATIONS ON AUGUST 2, 1999

CALENDAR YEAR      RETURN
     00             -1.96%
     01              7.83%
     02             -4.66%
     03             26.52%
     04             10.57%
     05              3.30%
     06             11.00%
     07              1.27%
     08            -28.09%

--------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                xx.xx% (9/30/09)

     BEST QUARTER**                               WORST QUARTER**
     10.19% 2nd Qtr. 2003                   -19.27% 4th Qtr. 2008

** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

===============================================================================
                                                                  Prospectus | 9

USAA INSITUTIONAL SHARES
===============================================================================

The table below shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

---------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE INCEPTION
                                                                PAST 1 YEAR       PAST 5 YEARS       8/2/99
---------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                           -28.09%             -1.58%             2.30%

  Return After Taxes on Distributions                           -30.19%             -4.05%            -0.84%

  Return After Taxes on Distributions and Sale of Fund Shares   -17.91%             -2.47%             0.23%

  Credit Suisse High Yield Index
  (reflects no deduction for fees, expenses, or taxes)            2.14%              4.77%             5.69%

  Lipper High Current Yield Bond Funds Index
  (reflects no deduction for taxes)                              -2.87%              3.28%             2.93%

===============================================================================
10 | USAA INSITUTIONAL SHARES

===============================================================================

INVESTMENT ADVISER

USAA Investment Management Company

PORTFOLIO MANAGERS

R. Matthew Freund, CFA, vice president of Fixed Income Investments, has managed the Fund since its inception in August 1999.

Julianne Bass, CFA, assistant vice president and portfolio manager, has co-managed the Fund since January 2007.

PURCHASE AND SALE OF FUND SHARES

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

================================================================================
                                                                 Prospectus | 11

USAA INSITUTIONAL SHARES
================================================================================

INCOME FUND
------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The USAA Income Fund (the Fund) is a fixed-income fund with an investment objective of maximum current income without undue risk to principal. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee                                         .25%a
Distribution and/or Service (12b-1) Fees                None
Other Expenses                                         .13%
TOTAL ANNUAL OPERATING EXPENSES                        .38%B

a A performance fee adjustment may increase or decrease the base management fee by +/- 0.06% of average net assets of the Fund attributable to the institutional shares. The performance adjustment is calculated by comparing the performance of the Fund's institutional shares during the relevant performance period to that of the Lipper A Rated Bond Funds Index. For the Fund's fiscal year ended July 31, 2009, the performance fee adjustment increased the management fee of 0.24% by 0.01%.

b For the first two fiscal years, we have voluntarily agreed to limit the total annual operating expenses of the Fund's institutional shares to 0.38% of the Fund's average net assets attributable to the institutional shares, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. If the Fund's institutional shares total annual operating expense ratio is lower than 0.38%, the Fund's institutional shares will operate at the lower expense ratio.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.
---------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
        $39           $122          $213           $480

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's principal strategy is to invest primarily in assets primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

The securities in the Fund's portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All securities varying from the highest quality to very speculative have some degree of credit risk.

In addition, certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on re-sale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It is also possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund's net asset

==============================================================================
12 | USAA INSITUTIONAL SHARES

===============================================================================

value (NAV), especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund's performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility.

As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders.

The Fund is subject to U.S. Government Sponsored Enterprises (GSEs) Risk. While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie
Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

Investing in real estate investment trusts (REITs) may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt and preferred securities of REITs, the Fund also is subject to credit risk.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

                          |X| RISK/RETURN BAR CHART |X|

[[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

CALENDAR YEAR      RETURN

     99             -3.85%
     00             13.34%
     01              7.58%
     02              8.63%
     03              4.91%
     04              4.52%
     05              2.96%
     06              4.16%
     07              5.03%
     08             -5.04%

------------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                 x.xx% (9/30/09)

       BEST QUARTER*                                 WORST QUARTER*
       4.38% 3rd Qtr. 2002                     -3.62% 4th Qtr. 2008

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

===============================================================================
                                                                 Prospectus | 13

USAA INSITUTIONAL SHARES FUND
================================================================================

The following table shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                SINCE INCEPTION
                                                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS      3/4/74
---------------------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                -5.04%           2.26%           4.10%            8.49%

  Return After Taxes on Distributions                                -6.89%           0.52%           2.02%            5.02%

  Return After Taxes on Distributions and Sale of Fund Shares        -3.23%           0.94%           2.24%            5.04%

  Barclays U.S. Aggregate Bond Index (reflects no deduction for
  fees, expenses, or taxes)                                           7.85%           5.14%           6.19%              N/A

  Lipper A Rated Bond Funds Index (reflects no deduction for taxes)   5.31%           3.75%           5.16%              N/A

===============================================================================
14 | USAA INSITUTIONAL SHARES

===============================================================================

INVESTMENT ADVISER

USAA Investment Management Company

PORTFOLIO MANAGER

Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since February 2000.

PURCHASE AND SALE OF FUND SHARES

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

===============================================================================
                                                                 Prospectus | 15

================================================================================
INCOME STOCK FUND
------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The USAA Income Stock Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee                                          .49%a
Distribution and/or Service (12b-1) Fees                 None
Other Expenses                                          .15%
TOTAL ANNUAL OPERATING EXPENSES                         .64%B

a A performance fee adjustment may increase or decrease the base management fee by +/- 0.06% of average net assets of the Fund attributable to the institutional shares over the performance period. The performance adjustment is calculated by comparing the performance of the Fund's institutional shares during the relevant performance period to that of the Lipper Equity Income Funds Index. For the Fund's fiscal year ended July 31, 2009, the performance fee adjustment decreased the management fee of 0.50% by 0.01%.

b For the first two fiscal years, we have voluntarily agreed to limit the total annual operating expenses of the Fund's institutional shares to 0.62% of the Fund's average net assets attributable to the institutional shares, before reductions of any expenses paid indirectly, and excluding any acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the actual total annual operating expenses of the Fund's institutional shares would be as follows:

           Actual Total Annual Operating Expenses   .64%
           Reimbursement from IMCO                 (.02%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT                   .62%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

-------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------
        $65            $205         $357           $798

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy is to normally invest at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. This 80% policy may be changed upon at least 60 days' notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Equity securities tend to be more volatile than bonds. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

This Fund is subject to dividend payout risk, which is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be adversely affected.

===============================================================================
16 | USAA INSITUTIONAL SHARES

===============================================================================

nvestments in Real Estate Investment Trusts (REITs) may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

                          |X| RISK/RETURN BAR CHART |X|

[[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

CALENDAR YEAR      RETURN

     99              2.46%
     00             10.82%
     01             -4.18%
     02            -19.00%
     03             25.76%
     04             12.02%
     03              5.79%
     06             19.01%
     07             -3.31%
     08            -35.62%

------------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                XX.XX% (9/30/09)

     BEST QUARTER*                                 WORST QUARTER*
     15.24% 4th Qtr. 2003                   -20.54% 4th Qtr. 2008

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


The table on the following page shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

================================================================================
                                                                 Prospectus | 17

================================================================================

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                SINCE INCEPTION
                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS       5/4/87
------------------------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                               -35.62%         -2.57%          -0.27%          6.94%

  Return After Taxes on Distributions                               -36.00%         -3.80%          -1.80%          4.93%

  Return After Taxes on Distributions and Sale of Fund Shares       -22.89%         -2.01%          -0.52%          5.25%

  Russell 1000(R) Value Index (reflects no deduction
  for fees, expenses, or taxes)                                     -22.94%         -0.29%           0.94%          8.71%

  Lipper Equity Income Funds Index (reflects no deduction
  for taxes)                                                        -19.14%          0.26%           0.76%          7.37%

INVESTMENT ADVISER

USAA Investment Management Company

SUBADVISORS

Grantham, Mayo, Van Otterloo & Co. LLC (GMO)

OFI Institutional Asset Management, Inc, (OFI Institutional)

PORTFOLIO MANAGERS

GMO

Sam Wilderman is the director and the senior member of the division responsible for managing the implementation and monitoring the overall portfolio management. Mr. Wilderman joined the division as co-director in 2005 and has managed the Fund since August 2005.

OFI INSTITUTIONAL

David Schmidt, Chief Investment Officer, Quantitative Equities. He has managed the Fund since August 2005.

PURCHASE AND SALE OF FUND SHARES

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

===============================================================================
USAA INSITUTIONAL SHARES | 18

================================================================================

INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The USAA Intermediate-Term Bond Fund (The Fund) is a taxable bond fund with an investment objective of high current income without undue risk to principal. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee                                          .31%a
Distribution and/or Service (12b-1) Fees                 None
Other Expenses                                          .15%
TOTAL ANNUAL OPERATING EXPENSES                         .46%B

a A performance fee adjustment may increase or decrease the base management fee by +/- 0.06% of average net assets of the Fund attributable to the institutional shares over the performance period. The performance adjustment is calculated by comparing the performance of the Fund's institutional shares during the relevant performance period to that of the Lipper Intermediate Investment Grade Funds Index. For the Fund's fiscal year ended July 31, 2009, the performance fee adjustment decreased the effective management fee of 0.32% by 0.01%.

b For the first two fiscal years, we have voluntarily agreed to limit the total annual operating expenses of the Fund's institutional shares to 0.46% of the Fund's average net assets attributable to the institutional shares, before reductions of any expenses paid indirectly. We can modify or terminate this arrangement at any time. If the Fund's institutional shares total annual operating expense ratio is lower than 0.46%, the Fund's institutional shares will operate at the lower expense ratio.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.
-------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------
        $47           $148          $258           $579

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy is to normally invest at least 80% of the Fund's assets in a broad range of debt securities. The Fund will maintain a dollar-weighted average portfolio maturity between three to ten years. This 80% policy may be changed upon at least 60 days' notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The debt securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk.

The Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Risks associated with derivatives include: the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative

===============================================================================
                                                                 Prospectus | 19

USAA INSITUTIONAL SHARES
===============================================================================

because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

Liquidity risk is the risk that a fund's investment generally cannot be disposed of in the ordinary course of business, within seven days or less, at approximately the same value at which the Fund has valued the investment.

The Fund also is subject to the possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true. In addition, when mortgage rates are at record lows, there is real risk that these low coupon mortgages may never prepay because homeowners tend to not refinance. Therefore, these mortgages may extend to be very long and hence more sensitive to interest rates than mortgages have been in the past. This extension risk can be described as the opposite of prepayment risk.

While mortgage-backed securities and other securities issued by certain Government Sponsored Enterprises (GSEs), such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

The Fund also is subject to the possibility of legislative risk which is a risk that new government policies may affect mortgages in the future in ways we do not know since there is no historical data.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year since inception of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
                          |X| RISK/RETURN BAR CHART |X|
[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31
*FUND BEGAN OPERATIONS ON AUGUST 2, 1999

CALENDAR YEAR      RETURN

     00*             9.01%
     01              8.39%
     02              5.76%
     03              7.59%
     04              3.94%
     03              2.70%
     06              4.70%
     07              3.84%
     08            -15.50%
-----------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                 x.xx% (9/30/09)

     BEST QUARTER**                                WORST QUARTER**
     5.12% 3rd Qtr. 2001                      -9.72% 4th Qtr. 2008

** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

================================================================================
USAA INSITUTIONAL SHARES | 20

================================================================================

The table below shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

------------------------------------------------------------------------------------------------------------------
                                                                                              SINCE INCEPTION
                                                            PAST 1 YEAR     PAST 5 YEARS           8/2/99
------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                         -15.50%           -0.39%             3.17%

  Return After Taxes on Distributions                         -17.26%           -2.14%             1.04%

  Return After Taxes on Distributions and Sale of Fund Shares  -9.94%           -1.24%             1.48%

  Barclays U.S. Aggregate Bond Index
  (reflects no deduction for fees, expenses, or taxes)          7.85%            5.14%             6.19%

  Lipper Intermediate Investment Grade Funds Index
  (reflects no deduction for taxes)                             6.03%            3.88%             5.34%

================================================================================
                                                                 Prospectus | 21

USAA INSITUTIONAL SHARES
================================================================================

INVESTMENT ADVISER

USAA Investment Management Company

PORTFOLIO MANAGERS

R. Matthew Freund, CFA, vice president of Fixed Income Investments, has managed the Fund since its inception in August 1999.

Julianne Bass, CFA, assistant vice president and portfolio manager, has co-managed the Fund since January 2007.

PURCHASE AND SALE OF FUND SHARES

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

================================================================================
USAA INSITUTIONAL SHARES  | 22

================================================================================

SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The USAA Short-Term Bond Fund (the Fund) is a taxable bond fund with an investment objective of high current income consistent with preservation of principal. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee                                         .25%a
Distribution and/or Service (12b-1) Fees                None
Other Expenses                                         .14%
TOTAL ANNUAL OPERATING EXPENSES                        .39%B

a A performance fee adjustment may increase or decrease the base management fee by +/- 0.06% of average net assets of the Fund attributable to the institutional shares over the performance period. The performance adjustment is calculated by comparing the performance of the Fund's institutional shares during the relevant performance period to that of the Lipper Short Investment Grade Bond Funds Index. For the Fund's fiscal year ended July 31, 2009, the performance fee adjustment increased the management fee of 0.24% by 0.01%.

b For the first two fiscal years, we have voluntarily agreed to limit the total annual operating expenses of the Fund's institutional shares to 0.41% of the Fund's average net assets attributable to the institutional shares, before reductions of any expenses paid indirectly. We can modify or terminate this arrangement at any time. If the Fund's institutional shares total annual operating expense ratio is lower than 0.41%, the Fund's institutional shares will operate at the lower expense ratio.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.
--------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------
        $40           $125          $219           $493

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy is to normally invest at least 80% of the Fund's assets in a broad range of investment-grade debt securities that have a dollar-weighted average portfolio maturity of three years or less. This 80% policy may be changed upon at least 60 days' notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The debt securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk.

The Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Risks associated with derivatives include: the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guar-

================================================================================
                                                                 Prospectus | 23

USAA INSITUTIONAL SHARES
================================================================================

antee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

Liquidity risk is the risk that a fund's investment generally cannot be disposed of in the ordinary course of business, within seven days or less, at approximately the same value at which the Fund has valued the investment.

The Fund is subject to the possibility that the value of its investments will fluctuate because of changes in interest rates. If interest rates increase, the yield of the Fund may increase, which would likely increase its total return. If interest rates decrease, the yield of the Fund may decrease, which may decrease its total return.

The Fund also is subject to the possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true. In addition, when mortgage rates are at record lows, there is real risk that these low coupon mortgages may never prepay because homeowners tend to not refinance. Therefore, these mortgages may extend to be very long and hence more sensitive to interest rates than mortgages have been in the past. This extension risk can be described as the opposite of prepayment risk.

While mortgage-backed securities and other securities issued by certain Government Sponsored Enterprises (GSEs), such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

The Fund also is subject to the possibility of legislative risk which is a risk that new government policies may affect mortgages in the future in ways we do not know since there is no historical data.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
                          |X| RISK/RETURN BAR CHART |X|

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

CALENDAR YEAR      RETURN
     99              4.06%
     00              7.12%
     01              5.07%
     02             -0.12%
     03              4.25%
     04              1.88%
     03              2.29%
     06              4.71%
     07              5.77%
     08             -2.56%
-----------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                 x.xx% (9/30/09)


     BEST QUARTER*                                     WORST QUARTER*
     3.30% 3rd Qtr. 2001                         -3.11% 4th Qtr. 2001

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

================================================================================
USAA INSITUTIONAL SHARES  | 24

================================================================================

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

-----------------------------------------------------------------------------------------------------------------------
                                                                                                      SINCE INCEPTION
                                                        PAST 1 YEAR   PAST 5 YEARS     PAST 10 YEARS      6/1/93
-----------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                      -2.56%         2.38%           3.21%           4.12%

  Return After Taxes on Distributions                      -4.15%         0.92%           1.37%           2.08%

  Return After Taxes on Distributions and Sale
  of Fund Shares                                           -1.64%         1.19%           1.62%           2.25%

  Barclays 1-3 Government/Credit Index
  (reflects no deduction for fees, expenses, or taxes)      5.10%         4.22%           4.89%           5.15%

  Lipper Short Investment Grade Bond Funds Index
  (reflects no deduction for taxes)                         5.70%         3.59%           4.73%           4.97%

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.


INVESTMENT ADVISER

USAA Investment Management Company

PORTFOLIO MANAGERS

R. Matthew Freund, CFA, vice president of Fixed Income Investments, has managed the Fund since its inception in August 1999.

Julianne Bass, CFA, assistant vice president and portfolio manager, has co-managed the Fund since January 2007.

PURCHASE AND SALE OF FUND SHARES

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

================================================================================
                                                                 Prospectus | 25

USAA INSITUTIONAL SHARES
================================================================================

SMALL CAP STOCK FUND
------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The USAA Small Cap Stock Fund (the Fund) is an equity fund with an investment objective of long-term growth of capital. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee                                  .75%a
Distribution and/or Service (12b-1) Fees         None
Other Expenses                                  .15%
TOTAL ANNUAL OPERATING EXPENSES                 .90%B

a A performance fee adjustment may increase or decrease the base management fee by +/- 0.06% of average net assets of the Fund attributable to the institutional shares over the performance period. The performance adjustment is calculated by comparing the performance of the Fund's institutional shares during the relevant performance period to that of the Lipper Small-Cap Core Funds Index. For the Fund's fiscal year ended July 31, 2009, the performance fee adjustment decreased the management fee of 0.75% by less than 0.01%.

b For the first two fiscal years, we have voluntarily agreed to limit the total annual operating expenses of the Fund's institutional shares to 0.91% of the Fund's average net assets attributable to the institutional shares, before reductions of any expenses paid indirectly. We can modify or terminate this arrangement at any time. If the Fund's institutional shares total annual operating expense ratio is lower than 0.91%, the Fund's institutional shares will operate at the lower expense ratio.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

----------------------------------------------------------------
      1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------
        $92          $287         $498          $1,108

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 70% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's principal investment strategy is to normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Equity securities tend to be more volatile than bonds. In addition to the degree that the Fund is invested in foreign securities, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund also is subject to small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies.

================================================================================
USAA INSITUTIONAL SHARES  | 26

================================================================================

To the degree that the Fund may invest in Initial public offerings (IPOs), it is subject to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year since inception of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

                          |X| RISK/RETURN BAR CHART |X|

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31
*FUND BEGAN OPERATIONS ON AUGUST 2, 1999.

CALENDAR YEAR       RETURN
     00*            -13.92%
     01              -9.14%
     02             -10.93%
     03              27.36%
     04              18.77%
     03               7.96%
     06              15.32%
     07              -0.79%
     08             -36.09%

------------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                -xx.xx% (9/30/09)

      BEST QUARTER**                                      WORST QUARTER**
      33.67% 4th Qtr. 1999                          -25.38% 4th Qtr. 2008

 ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

================================================================================
                                                                 Prospectus | 27

USAA INSITUTIONAL SHARES
================================================================================

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                         SINCE INCEPTION
                                                                     PAST 1 YEAR        PAST 5 YEARS          8/2/99
-------------------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                                   -36.09%             -1.28%             1.01%

  Return After Taxes on Distributions                                   -36.11%             -2.35%             0.43%

  Return After Taxes on Distributions and Sale of Fund Shares           -23.45%             -1.08%             0.87%

  Russell 2000(R) Index* (reflects no deduction for fees,
  expenses, or taxes)                                                   -20.86%              2.06%             0.17%

  S&P SmallCap 600(R) Index (reflects no deduction for fees,
  expenses, or taxes)                                                   -19.27%              2.21%             5.87%

  Lipper Small-Cap Core Funds Index (reflects no deduction for taxes)   -18.60%              1.86%             5.27%

INVESTMENT ADVISER

USAA Investment Management Company

SUBADVISER

BatteryMarch Financial Management, Inc. (BatteryMarch)

Wellington Management Company, LLP (Wellington)

PORTFOLIO MANAGERS

WELLINGTON MANAGEMENT

Timothy J. McCormack, CFA, senior vice president and equity portfolio manager of Wellington Management. He has served as portfolio manager for the Fund since July 2008 and has been involved in portfolio management and securities analysis for the Fund since December 2003.

Shaun F. Pedersen, vice president and equity portfolio manager of Wellington Management. He has been involved in portfolio management and securities analysis for the Fund since 2004.

BATTERYMARCH

Yu-Nien (Charles) Ko, CFA, is a co-director and senior portfolio manager of the Batterymarch U.S. investment team and has managed the Fund since December 2003.

Stephen A. Lanzendorf, CFA, is a co-director and senior portfolio manager of the Batterymarch U.S. investment team and has managed the Fund since 2006.

PURCHASE AND SALE OF FUND SHARES

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

================================================================================
USAA INSITUTIONAL SHARES  | 28

================================================================================

VALUE FUND
------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The USAA Value Fund (the Fund) is an equity fund with an investment objective of long-term growth of capital. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee                                          .75%a
Distribution and/or Service (12b-1) Fees                 None
Other Expenses                                          .15%b
TOTAL ANNUAL OPERATING EXPENSES                         .90%B

a A performance fee adjustment may increase or decrease the base management fee by +/- 0.06% of average net assets of the Fund attributable to the institutional shares over the performance period. The performance adjustment is calculated by comparing the performance of the Fund's institutional shares during the relevant performance period to that of the Lipper Multi-Cap Value Funds Index. For the Fund's fiscal year ended July 31, 2009, the performance fee adjustment increased the management fee of 0.75% by less than 0.01%.

b For the first two fiscal years, we have voluntarily agreed to limit the total annual operating expenses of the Fund's institutional shares to 0.91% of the Fund's average net assets attributable to the institutional shares, before reductions of any expenses paid indirectly. We can modify or terminate this arrangement at any time. If the Fund's institutional shares total annual operating expense ratio is lower than 0.91%, the Fund's institutional shares will operate at the lower expense ratio.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

--------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------
        $92           $287          $498          $1,108


PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's principal investment strategy is to invest its assets primarily in equity securities of companies that are considered to be undervalued. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Equity securities tend to be more volatile than bonds. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

================================================================================
                                                                 Prospectus | 29

USAA INSITUTIONAL SHARES
================================================================================

PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year since inception of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
                          |X| RISK/RETURN BAR CHART |X|

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31
*FUND BEGAN OPERATIONS ON AUGUST 3, 2001.

CALENDAR YEAR       RETURN

     02*            -18.31%
     03              27.55%
     04              18.69%
     03               8.28%
     06              16.63%
     07               1.29%
     08             -36.08%


--------------------------------------------------------------------------

                           NINE-MONTH YTD TOTAL RETURN
                                xx.xx% (9/30/09)

     BEST QUARTER**                                       WORST QUARTER**
     21.88% 4th Qtr. 2001                           -20.48% 4th Qtr. 2008

** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


The table below shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

-----------------------------------------------------------------------------------------------------------------
                                                                                              SINCE INCEPTION
                                                                 PAST 1 YEAR    PAST 5 YEARS       8/3/01
-----------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                               -36.08%         -0.60%          1.65%

  Return After Taxes on Distributions                               -36.29%         -1.21%          1.13%

  Return After Taxes on Distributions and Sale of Fund Shares       -23.18%         -0.40%          1.45%

  Russell 3000(R) Index (reflects no deduction for fees,
  expenses, or taxes)                                               -20.21%          0.42%          0.04%

  Lipper Multi-Cap Value Funds Index (reflects no deduction
  for taxes)                                                        -19.41%         -0.61%          0.61%

================================================================================
USAA INSITUTIONAL SHARES  | 30

================================================================================

INVESTMENT ADVISER

USAA Investment Management Company

SUBADVISERS

Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS)

PORTFOLIO MANAGERS

BHMS

James P. Barrow, one of the founders of the firm in 1979, has managed investment portfolios since 1963 and has managed the Fund since July 2004.

Ray Nixon, Jr., joined BHMS as a principal in June 1994. He has managed the Fund since July 2004.

Robert J. Chambers, CFA, joined BHMS as a principal in August 1994. He has managed the Fund since July 2004.

Timothy J. Culler, CFA, joined BHMS as a principal in April 1999. He has managed the Fund since July 2004.

Mark Giambrone, CPA, joined BHMS in December 1998 and became a principal in 2000. He has managed the Fund since July 2004.

James S. McClure, CFA, joined BHMS as a principal in July 1995. He has managed the Fund since July 2004.

John P. Harloe, CFA, joined BHMS as a principal in July 1995. He has managed the Fund since July 2004.

PURCHASE AND SALE OF FUND SHARES

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

================================================================================
                                                                 Prospectus | 31

USAA INSITUTIONAL SHARES
================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

AGGRESSIVE GROWTH
     INSTITUTIONAL SHARES

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT OBJECTIVE?

The Fund's  investment  objective is capital  appreciation.  The Fund's Board of
Trustees  may  change  the  Fund's  investment   objective  without  shareholder
approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund principally invests its assets in equity securities that tend to consist primarily of a portfolio of stocks of large companies selected for their growth potential. The Fund will normally hold a core position of 35-50 common stocks. The Fund may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out or replacing existing positions, or responding to exceptional market conditions. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. The Fund also may invest through initial public offerings.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

|X| MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets. |X| Will the Fund's assets be invested in any other securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

In selecting investments for the Fund, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection.

The top-down approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico also may examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the top-down analysis, Marsico seeks to identify sectors, industries, and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be suitable for investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates, and other indications that a company or security may be an attractive investment prospect. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income, and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and generally is intended to replicate and describe a company's past, present, and potential future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the Fund's investments in portfolio securities if, in the opinion of Marsico, a security's fundamentals change substantively, its price appreciates excessively in relation to fundamental prospects, the company appears unlikely to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The Fund's core investments generally may include established companies and securities that offer long-term growth potential that offer long-term growth potential. However, the Fund also may typically include securities of less mature companies or securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes

================================================================================
USAA INSITUTIONAL SHARES  | 32

================================================================================

such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

GROWTH FUND
  INSTITUTIONAL SHARES

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is long-term growth of capital. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to invest its assets primarily in a diversified portfolio of equity securities selected for their growth potential.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund's assets also may be invested in warrants, rights, real estate investment trusts, convertible securities, and in nonconvertible debt securities when it is believed that these securities will offer a good prospect for appreciation. However, the Fund's investment in convertible securities is limited to 5% of the value of the Fund's net assets at the time these securities are purchased. The Fund's assets also may be invested through initial public offerings.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

|X| HOW ARE THE DECISIONS TO BUY AND SELL COMMON STOCKS MADE?

(LOOMIS SAYLES)

The Loomis Sayles large-cap growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including a company's long-term earnings growth rate, upward revisions to earnings estimates, accelerating or above-average revenue growth, and expanding economic profit. The team also analyzes each company's qualitative characteristics including whether the company has market-leading products, technology, or services, and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership, franchise value, barriers to entry, low-cost distribution, patent protection, and outstanding management with a demonstrated record of success and a shareholder orientation.

The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst; deceleration of quarterly sales or earnings; changes in management or management structure, weakening of competitive position, earnings disappointments; aggressive or controversial accounting; and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25% from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

(RENAISSANCE)

Renaissance attempts to construct a portfolio of attractively priced companies with demonstrated records of above-average profitability and accelerating earnings trends. Renaissance employs a disciplined decision-making process to create and manage a somewhat concentrated growth-oriented equity portfolio. The cornerstone of their process is a quantitative model that is designed to identify large market capitalization companies with above-average historical rates of profitability and strong financial characteristics.

Renaissance's investment process consists of the three distinct stages.

Profitability & Financial Strength Analysis: The stock selection process begins with a universe of the 1,000 largest U.S. companies. This universe is then screened to identify those companies with above-average historical rates of profitability and strong financial characteristics. This initial screening process highlights only those companies with successful business records and strong operating results.

================================================================================
                                                                 Prospectus | 33

USAA INSITUTIONAL SHARES
================================================================================

MULTI-DIMENSIONAL ANALYSIS: Typically, we are then left with approximately 400-500 companies that are given further consideration. These companies are subjected to a rigorous quantitative scoring process whereby each is analyzed and ranked based on historical growth, future earnings expectations, and valuation. The end result of this analysis is a composite ranking. Only the top 20% of companies in this composite ranking are eligible for further review.

QUALITATIVE ANALYSIS: At this point, the analysis becomes purely qualitative. Renaissance's analysts examine each company ranked in the top 20% considering their company fundamentals, business momentum, and management strategy, as well as many other factors. Renaissance utilizes outside research sources as well as its own analysis in this effort. Only the most attractive companies based on this further qualitative review are then finally selected for client portfolios. The scoring process also serves as a very effective sell discipline. Any issue falling below the top 40%, based on the scoring process, is considered an automatic sale candidate, and triggers our sell discipline. This discipline results in companies being sold in favor of more attractively ranked companies.

HIGH YIELD OPPORTUNITIES FUND
     INSTITUTIONAL SHARES

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide an attractive total return primarily through high current income and secondarily through capital appreciation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to normally invest at least 80% of its assets in a broad range of U.S. dollar-denominated high-yield securities, including bonds, convertible securities, leveraged loans, or preferred stocks, with an emphasis on non-investment-grade debt securities.

The Fund may invest the remainder of its assets in equity securities, defaulted securities, non-dollar-denominated foreign securities, trade claims, and certain derivatives, such as futures and options.

The Fund also may purchase exchange-traded funds (ETFs), which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day.

The Fund may rely on Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

The Fund may purchase and sell securities without regard to the length of time held. The Fund's portfolio turnover rate will vary from year to year, depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gain distributions, which may adversely affect Fund performance.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent.

|X| WHAT ARE CONSIDERED HIGH-YIELD SECURITIES?

We consider high-yield securities to include a broad range of securities that produce high current income. Although the Fund has no limits on the credit quality and maturity of its investments, we generally will invest the Fund's assets in debt securities rated below the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated). These "non-investment-grade" or "high-yield" securities are considered speculative and are subject to significant credit risk. They are also sometimes referred to as "junk" because they are believed to represent a greater risk of default than more creditworthy "investment-grade" securities.

High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They are typically more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.

|X| HOW IS THIS FUND DIFFERENT FROM A FUND THAT INVESTS PRIMARILY IN INVESTMENT-GRADE BONDS?

Because of the types of securities the Fund intends to invest in, we anticipate that it will generate significantly higher income than investment-grade bond funds and may have a greater potential for capital appreciation. The bond markets generally offer a greater potential return only for accepting a greater level of risk. The two most common risks are credit risk - or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and interest rate risk - or the risk that a security's market value will change with interest rates.

In the investment-grade bond market (where credit risks generally are considered low), a higher return normally is used to entice investors into buying longer-maturity bonds, and thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities

================================================================================
USAA INSITUTIONAL SHARES  | 34

================================================================================

often are considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return normally is used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond-specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield funds historically has been notably less than the equity market as a whole.

As a result, high-yield funds often have acted differently than investment-grade bond funds. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The Fund may underperform investment-grade bond funds when the outlook for the economy is negative. Conversely, the Fund may outperform when the economic outlook turns positive.

|X| WHAT IS A CREDIT RATING?

A credit rating is an evaluation reflecting the possibility that an issuer will default on a security. Rating agencies such as Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings, Inc. (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M.
Best) analyze the financial strength of an issuer, whether the issuer is a corporation or government body. The highest ratings are assigned to those issuers perceived to have the least credit risk. For example, S&P ratings range from AAA (highly unlikely to default) to D (in default). If a security is not rated by the above-mentioned agencies, we will assign an equivalent rating.

|X| WHAT ARE THE PRINCIPAL TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST?

The securities in which the Fund principally invests may include obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including synthetic securities. The Fund also may invest in other high-yield ETFs.

The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These methods may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts, swap agreements, or credit default swap agreements, purchasing indexed securities, and selling securities short.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

|X| MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. We may invest up to 20% of the Fund's assets in foreign non-dollar-denominated securities traded outside the United States. We also may invest the Fund's assets, without limitation, in dollar-denominated securities of foreign issuers. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We search for securities that represent an attractive value given current market conditions. We recognize value by simultaneously analyzing the risks and rewards of ownership among the securities available in the market. In general, we focus on securities that offer high income. We will also explore opportunities for capital appreciation.

We will sell a security if it no longer represents value due to an increase in risk, an increase in price, or a combination of the two. We will also sell a security if we find a more compelling value in the market.

INCOME FUND
  INSTITUTIONAL SHARES

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is maximum current income without undue risk to principal. The Fund's strategy to achieve this objective is to invest primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

I|X|  WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to invest its assets primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved. Consistent with this policy, when interest rates rise, we will invest a greater portion of the Fund's portfolio in securities whose value we believe to be less sensitive to interest rate changes.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

================================================================================
                                                                 Prospectus | 35

USAA INSITUTIONAL SHARES
================================================================================

|X| WHAT TYPES OF SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

The securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including synthetic securities.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| WHAT IS THE CREDIT QUALITY OF THE DEBT SECURITIES?

The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the Securities and Exchange Commission. Below are investment-grade ratings for five of the current NRSRO rating agencies:

                           LONG-TERM         SHORT-TERM
RATING AGENCY              DEBT SECURITIES   DEBT SECURITIES
---------------------------------------------------------------------
Moody's Investors                            At least Prime-3
Service, Inc.              At least Baa3     or MIG 3/VMIG 3

Standard & Poor's                            At least A-3
Rating Services            At least BBB -    or SP-2

Fitch Ratings, Inc.        At least BBB -    At least F3

Dominion Bond
Rating Service Limited     At least BBB low  At least R-2 low

A.M. Best Co., Inc.        At least bbb -    At least AMB-3

If a security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

In addition, the Fund may invest up to 10% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk, because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than the higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded also may be less liquid than the market for investment-grade securities.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We search for securities that represent value at the time of purchase given current market conditions. For fixed-income securities, value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement security is available.

For common stocks, value involves selecting individual dividend-paying stocks, whose yields are sensitive to interest rate levels when their dividend yields are close to bond yields, which implies undervaluation. Such stocks are generally sold when their yields return to a normal relationship versus bonds through price appreciation.

INCOME STOCK FUND
 INSTITUTIONAL SHARES

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy will be to normally invest at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. The Fund attempts to provide a portfolio with a dividend yield at or above the average of the Russell 1000 Value Index. The portfolio may include common stocks, real estate investment trusts (REITs), securities convertible into common stocks, and securities that carry the right to buy common stocks.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan

================================================================================
USAA INSITUTIONAL SHARES  | 36

================================================================================

is less than the amount of cash collateral required to be returned to the borrower.

|X| MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

(GMO)

With respect to the portion of the Fund managed by GMO, the portfolio is generally traded each month and each rebalance is a step towards moving the portfolio to strength. As stocks that are highly ranked move up into consideration, they are displacing stocks that are becoming lesser rated. In addition, GMO seeks to control risk by limiting sector weights, style groups, and market capitalization ranges in the portfolio so that they do not deviate too far from those in the Russell 1000 Value Index. With the addition on August 1, 2005, of OFI Institutional as an additional subadviser of the Fund, GMO materially modified its investment techniques in managing its portion of the Fund, in part to place greater emphasis on risk control.

(OFI INSTITUTIONAL)

With respect to the portion of the Fund managed by OFI Institutional, a combination of quantitative models is used by OFI Institutional to identify those stocks that show the greatest potential for capital appreciation. The exact combination of models that is used varies by sector and is based on a proprietary process that OFI Institutional has developed over the years as a result of intensive and rigorous research. Typically, the portfolio that OFI Institutional manages will have a price-to-earnings ratio that is less than the Russell 1000 Value Index, and will have a yield at or above the Russell 1000 Value Index.

OFI Institutional examines the portfolio on a daily basis to identify those stocks that are no longer rated highly by the models. When a stock is sold, the stocks to be purchased for the portfolio are selected according to their perceived potential for capital appreciation as well as their ability to maintain the portfolio's balance with respect to sector and industry diversification, underlying fundamentals such as price-to-earnings ratio, and distribution of market capitalization.

INTERMEDIATE-TERM FUND
  INSTITUTIONAL SHARES

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is high current income without undue risk to principal. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to normally invest at least 80% of its assets in a broad range of debt securities that have a dollar-weighted average portfolio maturity between three to 10 years. This 80% policy may be changed upon at least 60 days' notice to shareholders.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| WHAT TYPES OF DEBT SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

The debt securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including synthetic securities.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

The Fund is limited to 20% of its net assets invested in preferred and convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

|X| WHAT IS THE CREDIT QUALITY OF THE DEBT SECURITIES?

The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs)

================================================================================
                                                                 Prospectus | 37

USAA INSITUTIONAL SHARES
================================================================================

approved by the Securities and Exchange Commission. Below are investment-grade ratings for five of the current NRSRO agencies:

                           LONG-TERM         SHORT-TERM
RATING AGENCY              DEBT SECURITIES   DEBT SECURITIES
-----------------------------------------------------------------------
Moody's Investors                            At least Prime-3
Service, Inc.              At least Baa3     or MIG 3/VMIG 3

Standard & Poor's                            At least A-3
Rating Services            At least BBB -    or SP-2

Fitch Ratings, Inc.        At least BBB -    At least F3

Dominion Bond
Rating Service Limited     At least BBB low  At least R-2 low

A.M. Best Co., Inc.        At least bbb -    At least AMB-3

If a security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

In addition, the Fund may invest up to 10% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk, because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than the higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded also may be less liquid than the market for investment-grade securities.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market.

We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

SHORT-TERM BOND FUND
  INSTITUTIONAL SHARES

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The  Fund's  investment   objective  is  high  current  income  consistent  with
preservation of principal. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to normally invest at least 80% of its assets in a broad range of investment-grade debt securities that have a dollar-weighted average portfolio maturity of three years or less. This 80% policy may be changed upon at least 60 days' notice to shareholders.

|X| WHAT TYPES OF DEBT SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

The Fund will invest primarily in U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including synthetic securities.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

The Fund is limited to 20% of its net assets invested in preferred and convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

|X| WHAT IS THE CREDIT QUALITY OF THE DEBT SECURITIES?

The Fund will invest primarily in investment-grade securities. The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the Securities and Exchange Commission. Below are investment-grade ratings for five of the current NRSRO rating agencies:

                          LONG-TERM           SHORT-TERM
RATING AGENCY             DEBT SECURITIES     DEBT SECURITIES
-------------------------------------------------------------------------
Moody's Investors                             At least Prime-3
Service, Inc.             At least Baa3       or MIG 3/VMIG 3

Standard & Poor's                             At least A-3
Ratings Services          At least BBB-       or SP-2

Fitch Ratings, Inc.       At least BBB-       At least F3

Dominion Bond
Rating Service Limited    At least BBB low    At least R-2 low

A.M. Best Co., Inc.       At least bbb-       At least AMB-3

================================================================================
USAA INSITUTIONAL SHARES  | 38

================================================================================

If a security does not meet the investment-grade requirements set forth above, we may make a determination that the security is of equivalent investment quality to a comparable investment grade security of the same issuer.

In addition, the Fund may invest up to 5% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk, because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than the higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded may be less liquid than the market for investment-grade securities.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market.

We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

SMALL CAP STOCK FUND
 INSTITUTIONAL SHARES

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is long-term growth of capital. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund may purchase and sell securities without regard to the length of time held. The Fund's portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

|X| WHAT DEFINES SMALL-CAP STOCKS?

The Fund defines small-cap stocks as those of companies that have a market capitalization equal to or lower than that of the largest market capitalization stock in either the S&P SmallCap 600 Index or the Russell 2000 Index at the time of purchase. As of September 30, 2009, the largest market capitalization stock in the S&P SmallCap 600 Index was approximately $x.xx billion and the smallest market capitalization stock was approximately $xx million. As of September 30, 2009, the largest market capitalization stock in the Russell 2000 Index was approximately $x.xx billion and the smallest market capitalization stock was approximately $xx million. Keep in mind that the market capitalization of the companies listed in each exchange may change with market conditions and the composition of either index. Standard & Poor's makes changes to the S&P SmallCap 600 Index when needed, whereas the Russell 2000 Index is reconstituted on an annual basis (with certain additions and deletions made in between reconstitution).

|X|  WILL  THE  FUND   CONTINUE  TO  HOLD  THESE   SECURITIES  IF  THEIR  MARKET
CAPITALIZATION NO LONGER MEETS THIS DEFINITION?

For purposes of this Fund's investment strategy, companies whose market capitalizations no longer fall within the above definition will continue to be considered small cap; and the Fund may continue to hold the security.

|X| MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

(WELLINGTON MANAGEMENT)

Wellington Management's small cap value approach focuses on high-quality companies with a proven record of above-average rates of prof-

================================================================================
                                                                 Prospectus | 39

USAA INSITUTIONAL SHARES
================================================================================

itability that sell at a discount relative to the overall small-cap market. These companies typically generate strong cash flows that can be used to build the value of the business or in some other way to benefit the shareholders (E.G., share repurchase or dividends).

In its research efforts, Wellington Management seeks to understand the dynamics of the industry in which the company operates. This includes the factors that have enabled the company to earn above-average rates of return and the sustainability of those factors. The quality of the management, strategic direction, and expectations with regard to the use of current and future cash flows are also integral components of the valuation process.

Stocks are sold when they achieve Wellington Management's target prices, appreciate substantially beyond Wellington Management's market capitalization limits, incur fundamental disappointments, or when other better ideas are available.

(BATTERYMARCH)

Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The cornerstone of this process is a proprietary stock selection model, which is run on a daily basis and ranks all of the stocks in the Fund's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals. The process is customized by sector, and all stocks are ranked by relative attractiveness on a sector-neutral basis. Batterymarch seeks to invest in growth companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through IPOs of companies meeting these criteria.

Stocks will be considered for sale if they appreciate beyond Batterymarch's market capitalization limits, or if their quantitative ranking falls into the sell category.

VALUE FUND
  INSTITUTIONAL SHARES

INVESTMENT OBJECTIVE

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is long-term growth of capital. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to invest its assets primarily in equity securities of companies that are considered to be undervalued. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

|X| WHAT IS A VALUE FUND?

Value investing is bargain shopping based upon certain criteria. A value fund is one in which the portfolio manager searches for securities that are believed to not reflect the true value in the securities' current share price. However, over time the share price may increase as the market recognizes the overall value of the company. These types of securities are often referred to as being "undervalued," and the stocks' share prices are typically below average in comparison to such factors as earnings and book value.

|X| MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may cause the Fund to not be able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

BHMS' approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes that these inefficiencies can best be exploited through adherence to an active, value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS utilizes a consistent, disciplined process to identify companies it believes to be undervalued and temporarily out of favor. The firm strives to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below-average risks. BHMS is a patient, long-term investor, and views short-term disappointments and resulting price declines as opportunities to profit in high-quality or improving businesses. BHMS intends for the Fund to reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market.

================================================================================
USAA INSITUTIONAL SHARES  | 40

================================================================================

When BHMS believes a stock has lost its value characteristics or has met valuation targets, it liquidates the security. BHMS does not try to judge when the holding might reach a speculative level of over- valuation.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in these Funds. For additional information about the Funds' investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

RISKS

The risks of investing in these Funds are as follows:

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. The Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

THE FOLLOWING PARAGRAPH APPLIES TO AGGRESSIVE GROWTH, GROWTH, INCOME STOCK, HIGH-YIELD OPPORTUNITIES, SMALL CAP STOCK, AND VALUE FUNDS.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

THE FOLLOWING PARAGRAPH APPLIES TO AGGRESSIVE GROWTH, GROWTH, INCOME STOCK, SMALL CAP STOCK, AND VALUE FUNDS.

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

THE  FOLLOWING   PARAGRAPHS   APPLIES  TO  INCOME,   HIGH-YIELD   OPPORTUNITIES,
INTERMEDIATE-TERM BOND, AND SHORT-TERM BOND FUNDS.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund generally investing in income-producing securities, the Fund is subject to the risk that the market value of the securities will decline because of rising interest rates. The prices of income-producing securities are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of income-producing securities fall, and when interest rates fall, the prices of income-producing securities rise. The price volatility of an income-producing security also depends on its maturity. Generally, the longer the maturity, the greater its sensitivity to interest rates. To compensate investors for this higher risk, securities with longer maturities generally offer higher yields than securities with shorter maturities.

|X| IF INTEREST RATES INCREASE, the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value (NAV) and total return.

|X| IF INTEREST RATES DECREASE, the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's NAV and total return.

MARKET RISK: The possibility that the value of the Fund's investments will decline regardless of the success or failure of a company's operations. A company's stock and bond prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Markets tend to run in cycles, with periods when prices generally go up and periods when prices generally go down. Stocks tend to be more volatile than bonds.

CREDIT RISK: The possibility that a borrower cannot make timely dividend, interest, and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The securities in the Fund's portfolio are subject to credit risk. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks) which cast doubt on their ability to honor their financial obligations. They may be unable to pay dividends, interest when due, or return all of the principal amount of their debt obligations at maturity.

When evaluating potential investments for the Fund, our analysts assess credit risk and its impact on the Fund's portfolio. In addition,
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the public rating  agencies may provide  estimates of the credit  quality of the securities. The ratings may not take into account every risk that dividends, interest, or principal will be repaid on a timely basis.

THE FOLLOWING PARAGRAPH APPLIES TO AGGRESSIVE GROWTH AND SMALL CAP STOCK FUNDS.

Initial Public Offerings (IPO) Risk: The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

THE  FOLLOWING   PARAGRAPH  APPLIES  TO  AGGRESSIVE  GROWTH,   GROWTH,   INCOME,
INTERMEDIATE-TERM BOND, AND SHORT-TERM BOND FUNDS.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

THE FOLLOWING PARAGRAPH APPLIES TO INCOME, INCOME STOCK, INTERMEDIATE-TERM BOND, AND SHORT-TERM BOND FUNDS.

Real Estate Investment Trusts (REITs) Investment Risk: Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk.

THE FOLLOWING PARAGRAPHS APPLY TO THE INCOME, INTERMEDIATE-TERM BOND, AND SHORT-TERM BOND FUNDS.

LIQUIDITY RISK: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on re-sale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It is also possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund's NAV, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund's performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately-placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which have all experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

PREPAYMENT RISK: The possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

If the Fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the Fund may receive payments only after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless.

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Certain  mortgage-backed  securities may include  securities  backed by pools of mortgage loans made to "subprime" borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers' credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold
these   securities   longer   than  it  would  like,   forgo  other   investment
opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund's NAV and total return adversely during the time the Fund holds these securities.

U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES) RISK: While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

THE FOLLOWING APPLIES TO HIGH-YIELD OPPORTUNITIES FUND:

MARKET ILLIQUIDITY: The risk of investing in the types of securities whose market is generally less liquid than the market for higher-quality securities. The market for lower-quality issues is generally less liquid than the market for higher-quality issues. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality issues do not trade frequently; however, when they do trade, the price may be substantially higher or lower than expected.

THE FOLLOWING APPLIES TO INCOME STOCK FUND:

Dividend Payout Risk: This Fund is subject to dividend payout risk, which is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be adversely affected.

THE FOLLOWING APPLIES TO SMALL CAP STOCK FUND:

SMALL-CAP COMPANY RISK: The greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

You may find more detailed information about the risks you will face as a Fund shareholder in the SAI.

PORTFOLIO HOLDINGS

The Funds' policies and procedures with respect to the disclosure of each Funds' portfolio securities are available in the Fund's SAI, which is available upon request.

PORTFOLIO MANAGERS

AGGRESSIVE GROWTH INSTITUTIONAL SHARES

Thomas F. Marsico is the chief investment officer of Marsico Capital and has managed the investment program of the Fund since June 2002. Mr. Marsico has over 20 years of experience as a securities analyst and portfolio manager.

GROWTH INSTITUTIONAL SHARES

(LOOMIS SAYLES)

The Loomis Sayles large-cap growth portfolio management team is responsible for the day-to-day management of the Fund. This team consists of three portfolio managers, Mark B. Baribeau, Pamela N. Czekanski, and Richard Skaggs. The team also utilizes Loomis Sayles' equity research group.

MARK B. BARIBEAU, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as an Economist in 1989. He became a portfolio manager for the large-cap growth product in 1992 and has managed the Fund since July 2004. Education: B.A., in economics, University of Vermont; M.A. in economics, University

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of  Maryland.   Mr.  Baribeau  holds  the  Chartered   Financial  Analyst  (CFA)
designation.

PAMELA N. CZEKANSKI, CFA, a vice president of Loomis Sayles, started her investment career in 1983 and joined Loomis Sayles as a large-cap growth portfolio manager in 1995 and has managed the Fund since July 2004. Education:
B.A. in economics, Middlebury College. Ms. Czekanski holds the CFA designation.

RICHARD SKAGGS, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as a research analyst in 1994. He joined the large-cap growth team as a portfolio manager in 1999 and has managed the Fund since July 2004. Education: B.A. in economics and an M.S.M. Oakland University. Mr. Skaggs holds the CFA designation.

(RENAISSANCE)

MICHAEL E. SCHROER, CFA, managing partner & chief investment officer. Mr. Schroer has 24 years of investment experience and has been with Renaissance since 1984. As chief investment officer and managing partner for Renaissance, Mr. Schroer supervises the management and direction of the firm's investment research efforts as well as determining overall portfolio strategy. He is the lead portfolio manager for the large-cap growth strategy at Renaissance.
Education: B.A., University of Cincinnati; and M.B.A., Indiana University Graduate School of Business. Mr. Schroer holds the CFA designation.

PAUL A. RADOMSKI, CPA, CFA, managing partner. Mr. Radomski joined Renaissance in 1987. His current responsibilities include portfolio management of the firm's small-cap growth portfolios, as well as contributing to the management of the firm's other equity and balanced products. Education: B.S., Miami University. Mr. Radomski holds the CFA designation and is a member of the Association of Investment Management & Research, the Cincinnati Society of Financial Analysts, the American Institute of Certified Public Accountants, and the Ohio Society of Certified Public Accountants.

ERIC J. STRANGE, CPA, CFA, research analyst. Mr. Strange recently joined Renaissance in August 2006 as a research analyst with six years of prior investment experience. His responsibilities include applying qualitative and quantitative research methodologies as part of the overall stock selection process for client portfolios. Prior to joining Renaissance, he served as portfolio manager and research analyst at Fifth Third Asset Management for the firm's large- and mid-cap growth portfolios from 2002 - 2006. Education: B.S. in Accounting, Georgetown College. He was awarded the CPA designation in 1999 and holds the CFA designation.

HIGH-YIELD OPPORTUNITIES INSTITUTIONAL SHARES

R. MATTHEW FREUND, CFA, vice president of Fixed Income Investments, has managed the Fund since its inception in August 1999. Mr. Freund has 21 years of investment management experience and has worked for us for 16 years. Education:
B.A., Franklin & Marshall College; M.B.A., Indiana University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

JULIANNE BASS, CFA, assistant vice president and portfolio manager, has co-managed the Fund since January 2007. She has 22 years of investment management experience and has worked for us for nine years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

INCOME INSTITUTIONAL SHARES

MARGARET WEINBLATT, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since February 2000. She has 28 years of investment management experience and has worked for us for nine years.

INCOME STOCK INSTITUTIONAL SHARES

(GMO)

Day-to-day management of the Fund is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the Fund. The Division's team members work collaboratively to manage the Fund's portfolio.

SAM WILDERMAN is the director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolios. Mr. Wilderman joined the Division as co-director in 2005. Prior to joining the U.S. Quantitative Division in 2005, Mr. Wilderman was responsible for research and portfolio management for the GMO Emerging Markets Division. He joined GMO in 1996 following the completion of his B.A. in economics from Yale University.

(OFI INSTITUTIONAL)

OFI Institutional also employs a team approach in managing its portion of the Fund. The team is led by David Schmidt, Chief Investment Officer, Quantitative Equities. Mr. Schmidt oversees the quantitative equity investment process and is responsible for the ongoing analysis of the firms' quantitative models. He rejoined the firm in 1994 and has held his current responsibilities since 1999. He has managed the Fund since August 2005. Education: B.A. in mathematics from Carleton College and the Chartered Financial Analyst designation.

INTERMEDIATE-TERM BOND INSTITUTIONAL SHARES

R. MATTHEW FREUND, CFA, vice president of Fixed Income Investments, has managed the Fund since May 2002. Mr. Freund has 21 years of investment management experience and has worked for us for 16 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

JULIANNE BASS, CFA, assistant vice president and portfolio manager, has co-managed the Fund since January 2007. She has 22 years of investment management experience and has worked for us for nine

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years. Education:  B.B.A.,  University of Texas at Austin; M.B.A., University of
Houston. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

SHORT-TERM BOND INSTITUTIONAL SHARES

R. MATTHEW FREUND, CFA, vice president of Fixed Income Investments, has managed the Fund since May 2002. Mr. Freund has 21 years of investment management experience and has worked for us for 16 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

JULIANNE BASS, CFA, assistant vice president and portfolio manager, has co-managed the Fund since January 2007. She has 22 years of investment management experience and has worked for us for nine years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

SMALL CAP STOCK INSTITUTIONAL SHARES

(WELLINGTON MANAGEMENT)

TIMOTHY J. MCCORMACK, CFA, senior vice president and equity portfolio manager of Wellington Management, joined the firm as an investment professional in 2000. Mr. McCormack has served as portfolio manager for the Fund since July 2008 and has been involved in portfolio management and securities analysis for the Fund since December 2003.

SHAUN F. PEDERSEN, vice president and equity portfolio manager of Wellington Management, joined the firm as an investment professional in 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the Fund since 2004. Prior to joining Wellington Management, Mr. Pedersen was an investment professional with Thomas Weisel Asset Management (2001-2004).

(BATTERYMARCH)

Batterymarch believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The investment teams are organized accordingly to investment mandate and are responsible for managing all accounts in accordance with their respective mandates. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing, and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.

Members of Batterymarch's U.S. investment team manage the portion of the Fund managed by Batterymarch. Members of the team may change from time to time.

Yu-Nien (Charles) Ko, CFA, and Stephen A. Lanzendorf, CFA, are responsible for the strategic oversight of the investments of the portion of the Fund managed by Batterymarch. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the Fund complies with its investment objective, guidelines and restrictions, and Batterymarch's current investment strategies. The following is a summary of each individual's education and recent business experience:

YU-NIEN (CHARLES) KO, CFA, is a co-director and senior portfolio manager of the Batterymarch U.S. investment team. He has seven years of investment experience and has managed the Fund since December 2003. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006.
Education: B.S., Massachusetts Institute of Technology; M.B.A., the Yale School of Management.

STEPHEN A. LANZENDORF, CFA, is a co-director and senior portfolio manager of the Batterymarch U.S. investment team. He has 22 years of investment experience. Mr. Lanzendorf joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously served as director of Quantitative Strategies at Independence Investments (1999-2005). He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Education: B.S. and M.S., Massachusetts Institute of Technology.

VALUE INSTITUTIONAL SHARES

BHMS' all-cap strategy is managed in a team approach by its equity portfolio managers.

JAMES P. BARROW, one of the founders of the firm in 1979, has managed investment portfolios since 1963 and has managed the Fund since July 2004. Education: B.S., University of South Carolina.

RAY NIXON, JR., joined BHMS as a principal in June 1994. He has over 30 years of investment management experience and has managed the Fund since July 2004. Mr. Nixon is a member of the Board of the Presbyterian Healthcare Foundation, the Board of the Salvation Army, and the Strategic Advisory Board of the CFA Society of Dallas/Fort Worth. Education: B.A. and M.B.A., University of Texas.

ROBERT J. CHAMBERS, CFA, joined BHMS as a principal in August 1994. He has over 35 years of investment management experience and has managed the Fund since July 2004. Education: B.S. in Finance, Drexel University. Mr. Chambers holds the CFA designation.

TIMOTHY J. CULLER, CFA, joined BHMS as a principal in April 1999. He has over 23 years of investment management experience and has managed the Fund since July 2004. Education: B.A. and M.A., Miami University in Ohio. Mr. Culler holds the Chartered Financial Analyst (CFA) designation.

MARK GIAMBRONE, CPA, joined BHMS in December 1998 and became a principal in 2000. He has over 15 years of investment management experience and has managed the Fund since July 2004. Education: B.S. in accounting, Indiana University; M.B.A., University of Chicago.

JAMES S. MCCLURE, CFA, joined BHMS as a principal in July 1995. He has over 34 years of investment management experience and has man-

================================================================================
                                                                 Prospectus | 45

USAA INSITUTIONAL SHARES
================================================================================

aged the Fund since July 2004. Education: B.A. and M.B.A., University of Texas. Mr. McClure holds the CFA designation.

JOHN P. HARLOE, CFA, joined BHMS as a principal in July 1995. He has over 31 years of investment management experience and has managed the Fund since July 2004. Education: B.A. and M.B.A., University of South Carolina. Mr. Harloe holds the CFA designation.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts, and ownership of Fund securities.

MANAGEMENT AND
  ADVISORY SERVICES

IMCO serves as the manager, of the Online Shares of the Funds listed in this prospectus. We are an affiliate of United Services Automobile Association
(USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We has approximately $xx billion in total assets under management as of October 31, 2009.

ADVISORY SERVICES

We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Funds, subject to the authority of and supervision by the Funds; Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of each Fund's Advisory and, where applicable, Subadvisory Agreements will be available in each Fund's annual report to shareholders for the periods ended July 31.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Funds.

AGGRESSIVE GROWTH FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund's institutional shares relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the first $750 million of average net assets, two-fifths one hundredths of one percent (0.40%) for that portion of average net assets in excess of $750 million but not over $1.5 billion, and one-third of one percent (0.33%) for that portion of average net assets in excess of $1.5 billion. The base fee for the fiscal year ended July 31, 2009, restated to reflect these current fees, would have been equal to 0.46% of the Fund's average net assets over the same period.

GROWTH FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund's institutional shares relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year.

INCOME FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund's institutional shares relative to the performance of the Lipper A Rated Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets for the fiscal year.

INCOME STOCK FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund's institutional shares relative to the performance of the Lipper Equity Income Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the Fund's average net assets for the fiscal year.

INTERMEDIATE-TERM BOND FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund's institutional shares relative to the performance of the Lipper Intermediate Investment Grade Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) of that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average net assets in excess of $100 million. The effective base fee for the fiscal year ended July 31, 2009, was equal to 0.32% of the Fund's average net assets over the same period.

HIGH-YIELD OPPORTUNITIES FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund's institutional shares relative to the performance of the Lipper High Current Yield Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the Fund's average net assets for the fiscal year.

SHORT-TERM BOND FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund's institutional shares relative to the performance of the Lipper Short Investment Grade Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets for the fiscal year.

SMALL CAP STOCK FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund's institutional shares relative to the performance of

================================================================================
USAA INSITUTIONAL SHARES  | 46

================================================================================

the Lipper Small-Cap Core Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year.

VALUE FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund's institutional shares relative to the performance of the Lipper Multi-Cap Value Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year.

PERFORMANCE ADJUSTMENT

Each Fund's performance adjustment is calculated monthly by comparing the performance of the Fund's institutional shares to that of the appropriate Lipper index over the performance period. The performance period for the Fund's institutional shares consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of a Fund's institutional shares will include the performance of the original class of shares of the Fund for periods prior to August 1, 2008.

The annual performance adjustment rate is multiplied by the average net assets of the Fund's institutional shares over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

AGGRESSIVE GROWTH            GROWTH                  INCOME STOCK
SMALL CAP STOCK              VALUE

                              ANNUAL ADJUSTMENT RATE
   OVER/UNDER PERFORMANCE     (IN BASIS POINTS AS A PERCENTAGE
   RELATIVE TO INDEX          OF THE AVERAGE NET ASSETS OF
   (IN BASIS POINTS) (1)      THE FUND'S INSTITUTIONAL SHARES)(1)
----------------------------------------------------------------------------
    +/- 100 to 400                       +/- 4
    +/- 401 to 700                       +/- 5
  +/- 701 and greater                    +/- 6

1 Based on the difference between average annual performance of the Fund's institutional shares and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.


INCOME                       INTERMEDIATE-TERM BOND
HIGH-YIELD OPPORTUNITIES     SHORT-TERM BOND

                              ANNUAL ADJUSTMENT RATE
   OVER/UNDER PERFORMANCE     (IN BASIS POINTS AS A PERCENTAGE
   RELATIVE TO INDEX          OF THE AVERAGE NET ASSETS OF
   (IN BASIS POINTS) (1)      THE FUND'S INSTITUTIONAL SHARES)(1)
----------------------------------------------------------------------------
     +/- 20 to 50                        +/- 4
     +/- 51 to 100                       +/- 5
  +/- 101 and greater                    +/- 6

1 Based on the difference between average annual performance of the Fund's institutional shares and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, a Fund will pay a positive performance fee adjustment with respect to the institutional shares for a performance period whenever the Fund's institutional shares outperform their Lipper index over that period, even if the Fund's institutional shares had overall negative returns during the performance period. For the fiscal year ended July 31, 2009 the performance adjustment increased or decreased the management fee for the original class of shares of each Fund as follows:

    Aggressive Growth Fund -0.01%

    Growth 0.01%

    Income Fund +0.01%

    Income Stock Fund -0.01%

    Intermediate-Term Bond Fund -0.01%

    High-Yield Opportunities Fund -0.01%

    Short-Term Bond Fund +0.01%

    Small Cap Stock Fund +0.01%

    Value Fund +0.01%

SUBADVISORY SERVICES

Each Fund is authorized to use a "manager-of-managers" structure wherein we are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of a Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Funds' Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

MARSICO CAPITAL MANAGEMENT, LLC

We have entered into an Investment Subadvisory Agreement with Marsico Capital Management, LLC (Marsico ), under which Marsico Capital provides day-to-day discretionary management of the Aggressive Growth Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Marsico is compensated directly by IMCO and not by the Fund.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico was organized in September 1997, as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of September 30, 2009, had approximately $xx.x billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

================================================================================
                                                                 Prospectus | 47

USAA INSITUTIONAL SHARES
================================================================================

LOOMIS, SAYLES & COMPANY, L.P.

We have entered into an Investment Subadvisory Agreement with Loomis, Sayles & Company, L.P. (Loomis Sayles) , under which Loomis Sayles provides day-to-day discretionary management of a portion of the Growth Fund's assets attributed to it in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Loomis Sayles is compensated directly by IMCO and not by the Fund.

Loomis Sayles, a Delaware limited partnership, is an indirect, wholly owned subsidiary of Natixis Global Asset Management, L.P., which in turn is owned by Natixis Global Asset Manage-ment Group. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high net worth, and mutual fund clients for more than 75 years and as of September 30, 2009, managed more than $xx.x billion in client assets.

THE RENAISSANCE GROUP LLC

We have entered into an Investment Subadvisory Agreement with The Renaissance Group, LLC, (Renaissance) under which Renaissance provides day-to-day discretionary management of a portion of the Growth Fund's assets attributed to it in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Renaissance is compensated directly by IMCO and not by the Fund.

Renaissance, located at The Baldwin Center, 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, is an investment advisor that has specialized in growth equity management since 1978. Renaissance operates under the name of Renaissance Investment Management and is majority owned by Affiliated Managers Group, Inc., a publicly traded asset management company. As of September 30, 2009, Renaissance had $x.x billion in assets under management.

GRANTHAM, MAYO, VAN OTTERLOO & CO., LLC

We have entered into an Investment Subadvisory Agreement with Grantham, Mayo, Van Otterloo & Co. LLC (GMO), under which GMO provides day-to-day discretionary management of a portion of the Income Stock Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. GMO is compensated directly by IMCO and not by the Fund.

GMO is located at 40 Rowes Wharf, Boston, Massachusetts 02110. GMO has 30 years of investment management experience and primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors. As of September 30, 2009, GMO managed on a worldwide basis approximately $xxx billion.

OFI INSTITUTIONAL ASSET MANAGEMENT, INC.

We have entered into an Investment Subadvisory Agreement with OFI Institutional Asset Management, Inc. (OFI Institutional), under which OFI Institutional provides day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. OFI Institutional are compensated directly by IMCO and not by the Fund.

OFI Institutional, located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, is an investment adviser registered under the Investment Advisers Act of 1940. OFI Institutional, a corporation organized under the laws of the state of New York, is the institutional arm of OppenheimerFunds, Inc., one of the country's largest investment organizations with approximately $x.x billion in assets under management as of September 30, 2009.OFI Institutional is dedicated to serving the needs of retirement plan sponsors, endowments, foundations, and other investment companies.

WELLINGTON MANAGEMENT COMPANY, LLP

We have entered into an Investment Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management), under which Wellington
Management provides day-to-day discretionary management of a portion of the Small Cap Stock Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Wellington Management is compensated directly by IMCO and not by the Fund.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment-counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2009, Wellington Management had approximately $xxx billion in assets under management.

BATTERYMARCH FINANCIAL MANAGEMENT, INC.

We have entered into an Investment Subadvisory Agreement with Batterymarch Financial Management, Inc. (Batterymarch), under which Batterymarch provides day-to-day discretionary management of a portion of the Small Cap Stock Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Batterymarch are compensated directly by IMCO and not by the Fund.

Batterymarch is a registered investment adviser founded in 1969 and is located at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of September 30, 2009, Batterymarch had approximately $xx.x billion in assets under management.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

We have entered into an Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), under which BHMS provides day-to-day discretionary management of the Value Fund's assets in accordance with the Fund's investment objective, policies, and

================================================================================
USAA INSITUTIONAL SHARES  | 48

================================================================================

restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. BHMS is compensated directly by IMCO and not by the Fund.

BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979. As of September 30, 2009, the firm managed more than $xx.x billion in equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of a fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of a funds without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for a fund.

HOW TO INVEST

OPENING AN ACCOUNT

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

EFFECTIVE DATE

The purchase price will be the NAV per share next determined after we receive the request in proper form. A Fund's NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive a request and payment prior to that time, the purchase price will be the NAV per share determined for that day. If we receive a request or payment after that time, the purchase will be effective on the next business day.

HOW TO REDEEM

Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), the redemption will be effective on the next business day. We will send your money within seven days after the effective date of redemption.

In addition, these Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund's assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. You may buy and sell fund shares at the NAV per share without a sales charge. A fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser(s) has agreed to notify us of events it identifies that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

================================================================================
                                                                 Prospectus | 49

USAA INSITUTIONAL SHARES
================================================================================

Debt securities with maturities greater than 60 days are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund pays net investment income dividends at least annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all net investment income dividends and realized capital gain distributions in additional shares of the Fund. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from a Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) a Fund's net capital gain distributions from gains on the sale or exchange of a Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder.

SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X| Underreports dividend or interest income or

|X| Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

================================================================================
USAA INSITUTIONAL SHARES  | 50

================================================================================

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following page is intended to help you understand each Institutional Fund's Shares financial performance for the past year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Institutional Fund Shares' financial statements, is included in each Fund's annual report, which is available upon request.

================================================================================
                                                                 Prospectus | 51

USAA INSITUTIONAL SHARES
================================================================================

AGGRESSIVE GROWTH FUND INSITUTIONAL SHARES

                                                               PERIOD ENDED
                                                               JULY 31, 2009***

Net asset value at beginning of period                         $    32.06
                                                               ----------
Income (loss) from investment operations:
  Net investment income (a)                                           .24
  Net realized and unrealized gain loss(a)                          (7.22)
                                                               -----------
Total from investment operations(a)                                 (6.98)

Less distributions from:
  Net investment income                                             (.23)
                                                               ----------
Net asset value at end of period                               $    24.85
                                                               ==========
Total return (%)*                                                  (21.67)

Net assets at end of period (000)                              $   21,565

Ratios to average net assets:**
  Expenses (%)(b)                                                     .61
  Expenses, excluding reimbursements (%)(b)                           .63
  Net investment income (%)(b)                                       1.11

Portfolio turnover (%)                                                 79

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**   For the period ended July 31, 2009, average net assets were $10,830,000.

***  Institutional  Shares were  initiated on August 1, 2008.

(a) Calculated using average shares. For the period ended July 31, 2009, average shares were 490,000.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.


GROWTH FUND INSITUTIONAL SHARES
                                                               PERIOD ENDED
                                                               JULY 31, 2009***

Net asset value at beginning of period                         $    15.23
                                                               ----------
Income (loss) from investment operations:
  Net investment income (a)                                           .03
  Net realized and unrealized gain loss(a)                          (4.11)
                                                               ----------
Total from investment operations(a)                                 (4.08)
                                                               ----------
Less distributions from:
  Net investment income                                             (.03)
                                                               ----------
Net asset value at end of period                               $    11.12
                                                               ==========
Total return (%)*                                                 (26.76)

Net assets at end of period (000)                              $   39,929

Ratios to average net assets:**
  Expenses (%)(b)                                                     .87
  Expenses, excluding reimbursements (%)(b)                           .89
  Net investment income (%)(b)                                        .32

Portfolio turnover (%)                                                136

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**   For the period ended July 31, 2009, average net assets were $19,697,000.

***  Institutional  Shares were  initiated on August 1, 2008.

(a) Calculated using average shares. For the period ended July 31, 2009, average shares were 1,926,000.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================
USAA INSITUTIONAL SHARES  | 52

================================================================================

HIGH-YIELD OPPORTUNITIES FUND INSITUTIONAL SHARES
                                                               PERIOD ENDED
                                                               JULY 31, 2009***

Net asset value at beginning of period                         $     7.68
                                                               ----------
Income (loss) from investment operations:
  Net investment income (a)                                           .65
  Net realized and unrealized loss(a)                                (.74)
                                                               ----------
Total from investment operations(a)                                  (.09)
                                                               ----------
Less distributions from:
 Net investment income                                               (.64)
                                                               ----------
Net asset value at end of period                               $     6.95
                                                               ==========
Total return (%)*                                                     .51

Net assets at end of period (000)                              $   48,528

Ratios to average net assets:**
   Expenses (%)(b)                                                    .64
   Net investment income (%)(b)                                     10.55

Portfolio turnover (%)                                                 60

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**   For the period  ended July 31, 2009,  average net assets were  $18,537,000.

***  Institutional Shares were initiated on August 1, 2008.

(a) Calculated using average shares. For the period ended July 31, 2009, average shares were 3,003,000.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.


INCOME FUND INSITUTIONAL SHARES
                                                               PERIOD ENDED
                                                               JULY 31, 2009***

Net asset value at beginning of period                         $    11.83
                                                               ----------
Income (loss) from investment operations:
  Net investment income (a)                                           .67
  Net realized and unrealized gain(a)                                (.04)
                                                               ----------
Total from investment operations(a)                                 (.71)
                                                               ----------
Less distributions from:
  Net investment income                                             (.68)
                                                               ----------
Net asset value at end of period                               $    11.86
                                                               ==========
Total return (%)*                                                   6.52

Net assets at end of period (000)                              $   59,659

Ratios to average net assets:**(b)
   Expenses (%)                                                       .38
   Net investment income (%)                                         5.99

Portfolio turnover (%)                                                .18

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**   For the period ended July 31, 2009, average net assets were $25,508,000.

***  Institutional  Shares were  initiated on August 1, 2008.

(a) Calculated using average shares. For the period ended July 31, 2009, average shares were 2,272,000.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================
                                                                 Prospectus | 53

USAA INSITUTIONAL SHARES
================================================================================

INCOME STOCK FUND INSITUTIONAL SHARES
                                                               PERIOD ENDED
                                                               JULY 31, 2009***

Net asset value at beginning of period                         $    12.50
                                                               ----------
Income (loss) from investment operations:
  Net investment income(a)                                            .22
  Net realized and unrealized loss(a)                               (2.93)
                                                               ----------
Total from investment operations(a)                                 (2.71)
                                                               ----------
Less distributions from:
  Net investment income                                              (.27)
                                                               ----------
Net asset value at end of period                               $     9.52
                                                               ==========
Total return (%)*                                                  (21.67)

Net assets at end of period (000)                              $   34,189

Ratios to average net assets:**
  Expenses (%)(b)                                                     .62
  Expenses, excluding reimbursements(%)(b)                            .64
  Net investment income (%)(b)                                       2.55

Portfolio turnover (%)                                                 85

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**   For the period ended July 31, 2009, average net assets were $18,077,000.

***  Institutional  Shares were  initiated on August 1, 2008.

(a) Calculated using average shares. For the period ended July 31, 2009, average shares were 2,069,000.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.


INTERMEDIATE-TERM BOND FUND INSITUTIONAL SHARES
                                                               PERIOD ENDED
                                                               JULY 31, 2009***

Net asset value at beginning of period                         $     9.32
                                                               ----------
Income (loss) from investment operations:
  Net investment income                                               .59
  Net realized and unrealized loss                                   (.39)
                                                               ----------
Total from investment operations                                      .20
                                                               ----------
Less distributions from:
  Net investment income                                              (.59)
                                                               ----------
Net asset value at end of period                               $     8.93
                                                               ==========
Total return (%)*                                                    2.86

Net assets at end of period (000)                              $   46,888

Ratios to average net assets:**
  Expenses (%)(a)                                                     .46
  Net investment income (%)(a)                                       7.28

Portfolio turnover (%)                                                 54

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**   For the period ended July 31, 2009, average net assets were $20,631,000.

***  Institutional Shares were initiated on August 1, 2008.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================
USAA INSITUTIONAL SHARES  | 54

================================================================================

SHORT-TERM BOND FUND INSITUTIONAL SHARES
                                                               PERIOD ENDED
                                                               JULY 31, 2009***

Net asset value at beginning of period                         $     8.81
                                                               ----------
Income from investment operations:
  Net investment income                                               .45
  Net realized and unrealized gain                                    .08
                                                               ----------
Total from investment operations                                      .53
                                                               ----------
Less distributions from:
  Net investment income                                             (.45)
                                                               ----------
Net asset value at end of period                               $     8.89
                                                               ==========
Total return (%)*                                                    6.40

Net assets at end of period (000)                              $   26,164

Ratios to average net assets:**
  Expenses (%)(a)                                                     .39
  Net investment income (%)(a)                                       5.39

Portfolio turnover (%)                                                 32

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**   For the period ended July 31, 2009, average net assets were $12,262,000.

***  Institutional Shares were initiated on August 1, 2008.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.


SMALL CAP STOCK FUND INSITUTIONAL SHARES
                                                               PERIOD ENDED
                                                               JULY 31, 2009***

Net asset value at beginning of period                         $    12.10
                                                               ----------
Income (loss) from investment operations:
  Net investment income(a)                                            .03
  Net realized and unrealized loss(a)                               (2.60)
                                                               ----------
Total from investment operations(a) (2.57)

Less distributions from:
  Net investment income                                              (.02)
  Return of capital                                                  (.01)
                                                               ----------
Total Distributions                                                  (.03)
                                                               ----------
Net asset value at end of period                               $     9.50
                                                               ==========
Total return (%)*                                                 (21.18)

Net assets at end of period (000)                              $   44,980

Ratios to average net assets:**
  Expenses (%)(b)                                                     .90
  Net investment income (%)(b)                                        .40

Portfolio turnover (%)                                                 70

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**   For the period ended July 31, 2009, average net assets were $19,882,000.

***  Institutional  Shares were  initiated on August 1, 2008.

(a) Calculated using average shares. For the period ended July 31, 2009, average shares were 2,420,000.

(b) Annualized. For the year ended July 31, 2009, the Institutional Shares' income and expenses reflected 362 days of operations.

================================================================================
                                                                 Prospectus | 55

USAA INSITUTIONAL SHARES
================================================================================

VALUE FUND INSITUTIONAL SHARES

                                                               PERIOD ENDED
                                                               JULY 31, 2009***

Net asset value at beginning of period                         $    12.42
                                                               ----------
Income (loss) from investment operations:
  Net investment income(a)                                            .18
  Net realized and unrealized loss (a)                              (2.05)
                                                               ----------
Total from investment operations(a)                                 (1.87)
                                                               ----------
Less distributions from:
  Net investment income                                              (.21)
                                                               ----------
Net asset value at end of period                               $    10.34
                                                               ==========
Total return (%)*                                                  (14.73)

Net assets at end of period (000)                              $   29,437

Ratios to average net assets:**
  Expenses (%)(b)                                                     .90
  Net investment income (%)(b)                                       2.06

Portfolio turnover (%)                                                 26

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**   For the period ended July 31, 2009, average net assets were $13,002,000.

***  Institutional  Shares were  initiated on August 1, 2008.

(a) Calculated using average shares. For the period ended July 31, 2009, average shares were 1,451,000.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================
USAA INSITUTIONAL SHARES  | 56

================================================================================

NOTES
--------------------------------------------------------------------------------

================================================================================

[USAA EAGLE LOGO (R)]
9800 Fredericksburg Road
San Antonio, Texas 78288





================================================================================

If you would like more information about the Fund, you may call 800-531-USAA to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the IDEA database on the SEC's website (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


62332-1209      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

  [USAA EAGLE LOGO(R)]
USAA                                                 STATEMENT OF
MUTUAL                                               ADDITIONAL INFORMATION
FUNDS TRUST                                          DECEMBER 1, 2009

--------------------------------------------------------------------------------

Aggressive Growth Fund Shares (USAUX)
   Aggressive Growth Fund Institutional Shares
Growth Fund Shares (USAAX)
   Growth Fund Institutional Shares
Growth & Income Fund (USGRX)
Income Stock Fund Shares (USISX)
   Income Stock Fund Institutional Shares
Income Fund Shares (USAIX)
   Income Fund Institutional Shares
Short-Term Bond Fund Shares (USSBX)
   Short-Term Bond Fund Institutional Shares
Money Market Fund (USAXX)
Science & Technology Fund (USSCX)
First Start Growth Fund (UFSGX)
Intermediate-Term Bond Fund Shares (USIBX)
   Intermediate-Term Bond Fund Institutional Shares
High-Yield Opportunities Fund Shares (USHYX)
   High-Yield Opportunities Fund Institutional Shares
Small Cap Stock Fund Shares (USCAX)
   Small Cap Stock Fund Institutional Shares
Capital Growth Fund (USCGX)
Value Fund Shares (UVALX)
   Value Fund Institutional Shares


--------------------------------------------------------------------------------
USAA MUTUAL FUNDS TRUST (the Trust) is an open-end management investment company offering shares of forty-five no-load mutual funds, fourteen of which are described in this statement of additional information (SAI): the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Stock Fund, Income Fund, Short-Term Bond Fund, Money Market Fund, Science & Technology Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund, and Value Fund (collectively, the Funds). Each Fund is classified as diversified.

You may obtain a free copy of a prospectus dated December 1, 2009, for each Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free (800) 531-USAA (8722), or by logging on to USAA.COm and downloading. You also may request a free copy be sent to you via e-mail. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund's prospectus.

The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended July 31, 2009, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS

         Page

         2        Valuation of Securities
         3        Conditions of Purchase and Redemption
         4        Additional Information Regarding Redemption of Shares
         6        Investment Plans
         7        Investment Policies
         22       Investment Restrictions
         23       Portfolio Transactions and Brokerage Commissions
         27       Fund History and Description of Shares
         29       Tax Considerations
         30       Trustees and Officers of the Trust
         36       The Trust's Manager
         45       Portfolio Manager Disclosure
         62       Portfolio Holdings Disclosure
         63       General Information
         64       Appendix A - Long-Term and Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The value of the securities of each Fund (other than the Money Market Fund) is determined by one or more of the following methods:

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.


Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The Subadvisers have agreed to notify the Manager of events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund's foreign securities, then the Manager, under valuation procedures approved by the Funds' Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. ETFs are valued at the last sales price or official closing price on the primary exchange on which they trade. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Options contracts are valued by a pricing service at the National Best Bid/Offer
(NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager in consultation with a Fund's subadviser, if applicable, at fair value by us using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

The Money Market Fund's securities are valued at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

The valuation of the Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

The Board of Trustees has established procedures designed to stabilize the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you may be required to complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time the account was established, (2) the account has remained below the minimum level for six months, and (3) 30 days' prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file or if none, by mail to your known last address.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

FUND RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

     |X|       Transactions  in the money market  funds,  USAA  Short-Term  Bond
Fund, and USAA Tax Exempt Short-Term Fund;

     |X|       Purchases   and  sales   pursuant  to  automatic   investment  or
withdrawal plans;

     |X|       Purchases and sales made through USAA Strategic Fund  Adviser(R),
USAA Private Investment Management(R), USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, USAA Global Opportunities Fund, or other designated USAA managed investment accounts;

     |X|       Purchases and sales of the USAA Institutional  shares by the USAA
Target Retirement Funds; and


     |X|       Other  transactions that are not motivated by short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to short-term trading policies generally treat each omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent has entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

REDEMPTION BY CHECK

Shareholders in the Short-Term Bond Fund or Money Market Fund may request that checks be issued for their accounts. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

Checks issued to shareholders of either Fund will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an account in the Short-Term Bond Fund may be returned for insufficient funds if the NAV per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of the account in either the Short-Term Bond Fund or Money Market Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.

The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company an affiliate of Mellon Bank, N.A. (Boston
Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

The Trust,  the Transfer Agent, and Boston Safe each reserve the right to change
or  suspend  the  checkwriting   privilege  upon  30  days'  written  notice  to
participating shareholders.

You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Money Market Fund may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at USAA.COM.

AUTOMATIC PURCHASE OF SHARES

AUTOMATIC INVESTING - A no initial investment purchase plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account. For the First Start Growth, Income, Short-Term Bond, and Money Market Funds the minimum monthly addition is $20.

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one Fund be used to purchase shares automatically in another fund.

Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association
(USAA).  You also may elect to have such  withdrawals  invested in another  USAA
Fund.

This plan may be initiated on USAA.COM or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of the Trust (excluding our tax exempt funds).

Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian for these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

                               INVESTMENT POLICIES


The sections captioned INVESTMENT OBJECTIVE and PRINCIPAL INVESTMENT STRATEGY in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective(s) of a Fund, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.


TEMPORARY DEFENSIVE POLICY

Each Fund may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

TAX-EXEMPT SECURITIES

These securities include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The First Start Growth, Income, Short-Term Bond, Money Market, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable

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Subadviser  may determine to be relevant to such  determination.  In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

CALCULATION OF DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar-weighted average portfolio maturity is derived by multiplying the dollar value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the total dollar value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the Funds, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument's being valued in the market as though it has the earlier maturity.


Finally, for purposes of calculating the dollar-weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument's being valued in the market as though it has the earlier maturity.


The Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

EURODOLLAR AND YANKEE OBLIGATIONS

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds may invest a portion of their assets in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the

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

same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

MASTER DEMAND NOTES

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

PERIODIC AUCTION RESET BONDS

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in failure to reset the interest rate to a market rate that would support fair value that approximates par value and in greater price volatility of such instruments compared to fixed short-term bonds.

PUT BONDS

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds' assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under each Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

SYNTHETIC INSTRUMENTS

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt status. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund's holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.

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

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, a Fund will invest the cash received as collateral in high-quality short-term instruments such as, but not limited to, commercial paper, obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. A Fund may terminate a loan at any time.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.


The convertible securities in which the Funds will invest may be rated below investment grade as determined by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Services (S&P), or unrated but judged by the Manager or the applicable Subadviser to be of comparable quality (commonly called junk bonds). For a more complete description of debt ratings, see APPENDIX A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer's creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund's ability to timely and accurately value and dispose of lower-quality securities may also be affected by the absence or periodic discontinuance of liquid trading markets.


FOREIGN SECURITIES


The Aggressive Growth, Growth, Growth & Income, Income Stock, Small Cap Stock, and Value Funds may invest up to 20% of their assets, the Science & Technology Fund may invest up to 50% of its assets, and the Capital Growth, First Start Growth, and High-Yield Opportunities Funds may invest up to 100% of their assets in foreign securities purchased in either foreign (non-dollar denominated) or U.S. markets, including American depositary receipts (ADRs) and global depositary receipts (GDRs). Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; emerging markets risk; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.


Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

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

FORWARD CURRENCY CONTRACTS

The Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, First Start Growth, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

Although  the  Funds  value  their  assets  each  business  day in terms of U.S.
dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

EQUITY SECURITIES

Each Fund (except the Money Market Fund) may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities (although the Short-Term Bond and Intermediate-Term Bond Funds' investments in equity securities are limited to preferred securities). As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, European depository receipts, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

ILLIQUID SECURITIES

Each Fund may invest up to 15% (except the Money Market Fund, which may only invest up to 10%) of its net assets in securities that are illiquid. Illiquid securities are generally those securities that a Fund cannot dispose of in the ordinary course of business, seven days or less, at approximately the same value at which a Fund has valued the securities.

ADJUSTABLE-RATE SECURITIES

The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

VARIABLE-RATE AND FLOATING-RATE SECURITIES

Each Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

VARIABLE-RATE DEMAND NOTES

Each Fund may invest in securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the company's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

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TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

The  First  Start  Growth,  Income,  Short-Term  Bond,  Intermediate-Term  Bond,
High-Yield Opportunities, and Money Market Funds may invest in Treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities of in the event of sustained deflation or a drop in prices.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES (STRIPS)

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds may invest in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities, that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Aggressive Growth, Growth, Growth & Income, Income, Income Stock, Science & Technology, First Start Growth, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may invest a portion of their assets in equity securities of REITs, these Funds may also be subject to certain risks associated with direct investments in real estate. In addition, the First Start Growth, Short-Term Bond, Income, High-Yield Opportunities, and Intermediate-Term Bond Funds may invest a portion of their assets in the debt and preferred securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders. The Funds may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Funds will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, each Fund (except the Money Market Fund) may invest in securities issued by other non-money market investment companies (including ETFs) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act and the rules thereunder. The Funds may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the 1940 Act that would otherwise be applicable.


SECURITIES OF ETFS

Each Fund (except the Money Market Fund) may invest its assets in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at their NAV of their underlying securities. The price of an ETF is determined by supply and demand.

ZERO COUPON BONDS

A zero coupon bond is a security that is sold at a deep discount from its face value ("original issue discount"), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

DERIVATIVES

Under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund's investment objective, each Fund (except the Money Market Fund) may buy and sell certain types of derivatives, such as futures contracts, options on futures contracts, and swaps; and each Fund (except the Money Market Fund) may buy and sell options on currencies, securities, and securities indexes. A Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.


Permissible derivative instruments include "market access products," which are often referred to as equity-linked notes. A market access product is a derivative security with synthetic exposure to an underlying local foreign stock. They include, for example, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments insecurities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of an agreement, an access product may lose value regardless of the strength of the underlying stock. The Science & Technology Fund may invest in market access products.

Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager or the applicable Subadviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Each Fund (except the Money Market Fund) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

Each Fund (except the Money Market Fund) may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires, or until the option is exercised. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

Each Fund (except the Money Market Fund) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, a Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of each Fund's non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion on behalf of the Trust and the Funds from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, the Trust and Funds are not subject to registration or regulation as commodity pool operators under that Act.

SWAP ARRANGEMENTS

Each Fund (except the Money Market Fund) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

Each Fund (except the Money Market Fund) may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The High-Yield Opportunities, First Start Growth, Income, Short-Term Bond, and Intermediate-Term Bond Funds may enter into credit default swap (CDS) contracts for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure up to the full notional amount of the swap.

The High-Yield Opportunities, First Start Growth, Income, Short-Term Bond, and Intermediate-Term Bond Funds may also purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate a cash payment to the Fund in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

As market participant perceptions of the likelihood of default of the referenced debt obligation change, the fair value of the credit default swap contract changes.

MORTGAGE-BACKED SECURITIES

The First Start Growth, Income, Money Market, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

The First Start Growth, Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), interest only commercial mortgage-backed securities (CMBS IOs), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield.

In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

ASSET-BACKED SECURITIES

Each Fund may invest in asset-backed securities (ABS). ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the First Start Growth, Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds, such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating-rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, a Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the Fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

EQUITY-LINKED STRUCTURED NOTES

Equity-linked structured notes are derivative securities that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

EXCHANGE-TRADED NOTES

Exchange-traded Notes (ETNs) are a type of unsecured, unsubordinated debt security. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines both the aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e. NYSE) during normal trading hours. However, investors can also hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to principal amount (subject to the day's index factor). One factor that affects the ETN's value is the credit rating of the issuer. Therefore, the value of the ETN may drop with a change in the underlying index, due to a downgrade in the issuer's credit rating.

INVESTMENTS IN THE TOBACCO, ALCOHOLIC BEVERAGE, AND GAMING INDUSTRIES

The First Start Growth Fund's assets will not be directly invested in companies whose primary line of business is the production of tobacco products or alcoholic beverages, or in companies primarily focused on gaming activities.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for, and are applicable to, each Fund as indicated. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or
(2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

Each Fund:

(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(2) except for any Fund that is concentrated in an industry or group of industries within the meaning of the 1940 Act, may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(3)  may not issue senior securities, except as permitted under the 1940 Act.

(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts

     (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

(7) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

In addition, with respect to the Money Market Fund, banks are not considered a single industry for purposes of investment restriction (2) and certificates of deposit, time deposits, banker's acceptances, and other similar money market instruments issued by domestic banks may be excluded from the industry concentration limits set forth in that restriction.

With respect to each Fund's concentration policies as described above, the Manager and Subadvisers, where applicable, use various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

ADDITIONAL RESTRICTION

Each of the following funds has an investment policy that requires it to invest normally at least 80% of its assets in the type of security suggested by its name: Income Stock Fund invests at least 80% of its assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends; Short-Term Bond Fund invests at least 80% of its assets in a broad range of debt securities that will maintain a dollar-weighted average portfolio maturity between one and three years; Intermediate-Term Bond Fund invests at least 80% of its assets in a broad range of debt securities that will maintain a dollar-weighted average portfolio maturity between three to ten years; Science & Technology Fund invests at least 80% of its assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements; High-Yield Opportunities Fund invests at least 80% of its assets in high-yield securities, including bonds (often referred to as "junk" bonds), convertible securities, or preferred stocks; and Small Cap Stock Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations. To the extent required by SEC rules, each such policy may be changed only upon at least 60 days' notice to the applicable Fund's shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager or the applicable Subadviser, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Sub-adviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager, and through affiliated brokers of the applicable Subadvisers. The Trust's Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage com-missions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust's Board of Trustees has authorized the Manager or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Trust's Board of Trustees has approved  procedures  in  conformity  with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things,
limit  the  amount  of  securities   that  the  Funds  could   purchase  in  the
underwritings.

In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager's or the applicable Subadviser's costs.

In return for such services, a Fund may pay to those brokers a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with which it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Funds' policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadvisers). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

During the fiscal year ended July 31, 2009, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.


                                                  VALUE OF SECURITIES
   REGULAR BROKER-DEALER                          AS OF JULY 31, 2009

Merrill Lynch & Co.
     Intermediate-Term Bond Fund                  $   2,062,000
Citigroup Global Markets, Inc.
     First Start Growth Fund                      $     120,000
Citigroup
     Short-Term Bond Fund                         $   1,993,000
Banc of America Securities, LLC
     Growth & Income Fund                         $   7,235,000
     First Start Growth Fund                      $     315,000
Citigroup Inc.
     Income Stock Fund                            $   2,416,000
State Street Bank & Trust
     First Start Growth Fund                      $     184,000
     Income Stock Fund                            $     659,000
JP Morgan Securities, Inc.
     Growth & Income Fund                         $  20,193,000
     First Start Growth Fund                      $      81,000
JP Morgan Chase & Co.
     Aggressive Growth Fund                       $  40,611,000
     GrowthFund                                   $   8,820,000
     Income Fund                                  $  13,382,000
     Income Stock Fund                            $  19,835,000
     Value Fund                                   $   5,662,000
Bank of America Corp
     Aggressive Growth Fund                       $  27,748,000
     First Start Growth Fund                      $     970,000
     Growth Fund                                  $   4,785,000
     High-Yield Opportunities Fund                $   4,200,000
     Income Fund                                  $  10,274,000
     Income Stock Fund                            $  12,214,000
     Intermediate-Term Bond Fund                  $   3,637,000
     Value Fund                                   $   3,499,000

Morgan Stanley
     Aggressive Growth Fund                       $   6,643,000
     Capital Growth Fund                          $   3,340,000
     First Start Growth Fund                      $     353,000
     Growth & Income Fund                         $   4,158,000
     Income Stock Fund                            $   4,817,000
Goldman Sachs
     Aggressive Growth                            $  39,011,000
     First Start Growth Fund                      $     278,000
     Growth & Income Fund                         $   7,420,000
Goldman Sachs Group Inc.
     Capital Growth Fund                          $   3,380,000
     Growth Fund                                  $  11,308,000
     Income Stock Fund                            $  17,834,000
State Street Boston Corp.
     Capital Growth Fund                          $   4,975,000
Investment Technology Group, Inc.
     First Start Growth Fund                      $     105,000
UBS
     First Start Growth Fund                      $     750,000
     High-Yield Opportunities Fund                $   3,149,000
     Short-Term Bond Fund                         $     949,000
State Street
     Income Fund                                  $   4,678,000
     Short-Term Bond Fund                         $   2,017,000
Credit Suisse Group
     Income Fund                                  $   5,323,000
     Intermediate-Term Bond Fund                  $   1,065,000
     Short-Term Bond Fund                         $   2,129,000

BROKERAGE COMMISSIONS

During the last three fiscal years ended July 31, the Funds paid the following brokerage fees:

  FUND                              2007            2008             2009

Aggressive Growth Fund         $     807,680    $  1,091,713    $  1,043,275
Growth Fund                    $   1,224,523    $  1,495,578    $  1,347,173
Growth & Income Fund           $   1,622,475    $  1,627,774    $  1,713,886
Income Stock Fund              $   2,539,968    $  2,777,355    $  1,888,627
Short-Term Bond Fund           $       2,450    $        350          -
Science & Technology Fund      $     758,994    $    913,936    $  1,047,135a
First Start Growth Fund        $     156,005    $    138,066    $    306,058a
Intermediate-Term Bond Fund    $       8,400    $      1,750          -
High-Yield Opportunities Fund  $      14,435    $      7,884    $     34,426
Small Cap Stock Fund           $     697,736    $    718,536    $    744,403
Capital Growth Fund            $   1,289,686a   $  2,226,350a   $  2,389,204
Value Fund                     $     220,952    $    206,297    $    316,855

a    An increase in portfolio  transactions resulted in an increase in brokerage fees.

UBS, a subadviser of the Growth & Income Fund, executed Fund portfolio transactions through its brokerage affiliate, UBS Investment Bank (UBS IB). The Fund paid the following brokerage commissions for the fiscal year ended 2009 for such transactions:

                            PERCENTAGE OF AGGREGATE     PERCENTAGE OF AGGREGATE
                            COMMISSIONS PAID TO UBS IB      DOLLAR AMOUNT OF
                 COMMISSION                               TRANSACTIONS EFFECTED
  FUND       2008       2009                                THROUGH UBS IB

Growth &
Income    $  29,335   $  x            x%                           x%

During the last three fiscal years ended July 31, the Funds paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager.

The Manager or the applicable Subadviser directed a portion of the Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended July 31, 2009, such brokerage transactions and related commissions and/or fixed price public offering underwriting concessions amounted to the following:

                                                        COMMISSIONS/UNDERWRITING
   FUND                         TRANSACTION AMOUNT            CONCESSIONS

   Aggressive Growth Fund       $    388,290,444           $    58,255
   Growth Fund                  $  1,403,904,050           $   477,036
   Growth & Income Fund         $    908,870,409           $   388,709
   Income Stock Fund            $    107,525,573           $   214,476
   Science & Technology Fund    $     59,925,376           $    64,769
   Small Cap Stock Fund         $      7,105,207           $     7,536
   Value Fund                   $     15,407,395           $    18,272

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund's (other than the Money Market Fund's) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s).

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper, short-term U.S. government securities, and variable rate demand notes (those securities with put date intervals of less than one year) are not considered when computing the turnover rate.

For the last two fiscal years ended July 31, the Funds' portfolio turnover rates were as follows:

  FUND                                    2008                    2009

  Aggressive Growth Fund                   70%                      79%
  Growth Fund                             156%                     136%
  Growth & Income Fund                     83%                     100%
  Income Stock Fund                        91%                      85%
  Income Fund                              16%                      18%
  Short-Term Bond Fund                     33%                      32%
  Science & Technology Fund               134%                     191%
  First Start Growth Fund                 113%                     216%*
  Intermediate-Term Bond Fund              21%                      54%
  High-Yield Opportunities Fund            26%                      60%
  Small Cap Stock Fund                     84%                      70%
  Capital Growth Fund                     210%                     285%
  Value Fund                               21%                      26%

  *  Reflects increased trading activity due to asset allocation changes.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Forty-five such portfolios have been established, fourteen of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

Each Fund is classified as diversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly were series of USAA Mutual Fund, Inc., a Maryland corporation. The Growth, Income, and Money Market

Funds were established in the Fall of 1980 and commenced public offering of their shares on February 2, 1981; the Aggressive Growth Fund was established on July 8, 1981, and commenced public offering of its shares on October 19, 1981; the Income Stock Fund was established on January 23, 1987, and commenced public offering of its shares on May 4, 1987; the Growth & Income and Short-Term Bond Funds were established on March 23, 1993, and commenced public offering of their shares on June 1, 1993; the Science & Technology and First Start Growth Funds were established on May 9, 1997, and commenced public offering of their shares on August 4, 1997; the Intermediate-Term Bond, High-Yield Opportunities, and Small Cap Stock Funds were established on May 6, 1999, and commenced public offering of their shares on August 2, 1999; the Capital Growth Fund was established on July 19, 2000, and commenced public offering of its shares on October 27, 2000; and the Value Fund was established on April 26, 2001, and commenced public offering of its shares on August 3, 2001. The Funds were reorganized into the Trust in August 2006.

The Aggressive Growth, Growth, Income, Income Stock, Intermediate-Term Bond, High-Yield Opportunities, Short-Term Bond, Small Cap Stock, and Value Funds offer two classes of shares, one identified as retail and one identified as institutional shares. The institutional shares were established on November 13, 2007, and commenced offering on August 1, 2008. A share of each class of a Fund represents an identical interest in that Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any.

Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share and are entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board and generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its "Class Expenses"; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class;
(e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class's receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of

10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify each taxable year for treatment as a regulated investment company (RIC) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (net long-term capital gains in excess of net short-term capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a RIC.

To continue to qualify for treatment as a RIC, a Fund must,  among other things,
(1) derive at least 90% of its gross income each taxable year from interest, dividends, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test); (2) distribute at least 90% of its net investment company income, net short-term capital gains (the excess of short-term capital gains over short-term losses), and net gains from certain foreign currency transactions for the taxable year (the distribution requirement); and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund's taxable year.

The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior taxable income and gains not distributed. Each Fund intends to make distributions necessary to avoid imposition of the excise tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

A Fund may invest in certain futures and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Certain Funds may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Distributions a Fund declares in October, November, or December, which are payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (through December 2010), such "in lieu of" payments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.


NON-INTERESTED TRUSTEES

                      POSITION(S)   TERM OF OFFICE**  PRINCIPAL  OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Barbara B.            Trustee       January 1994      President, Postal Addvantage          One registered
Dreeben (64)                                          (7/92-present), a database            investment company
                                                      management service.                   consisting of 45 funds

Robert L. Mason,      Trustee       January 1997      Institute Analyst, Southwest          One registered
Ph.D. (63)                                            Research Institute (3/02-present);    investment company
                                                      Staff  Analyst,  Southwest            consisting of 45 funds
                                                      Research  Institute (9/98-3/02),
                                                      which focuses in the fields of
                                                      technological research.

Barbara B.            Trustee       January 2008      Academic Director of the El Paso      One registered
Ostdiek Ph.D. (45)                                    Corporation Finance Center at         investment company
                                                      Jesse  H.  Jones  Graduate            consisting of 45 funds
                                                      School of Management at Rice
                                                      University (7/02-present);
                                                      Associate Professor of Finance
                                                      at Jesse H. Jones Graduate
                                                      School  of  Management  at
                                                      Rice University  (7/01-present).

Michael F.            Trustee       January 2000      President of Reimherr Business        One registered
Reimherr (64)                                         Consulting (5/95-present), an         investment company
                                                      organization that performs            consisting of 45 funds
                                                      business valuations of large
                                                      companies to include the
                                                      development of annual
                                                      business plans, budgets,
                                                      and internal financial
                                                      reporting.

Richard A.            Trustee and   January 1992      Vice President, Beldon Roofing        One registered
Zucker (66)           Chairman      and Chair since   Company (7/85-present).               investment company
                                    February 2005                                           consisting of 45 funds


* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that as a result at least two-thirds of the Trustees have been elected by the shareholders.

TRUSTEES AND OFFICERS OF THE TRUST WHO ARE EMPLOYEES OF THE MANAGER OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE 1940 ACT.

                      POSITION(S)   TERM OF OFFICE    PRINCIPAL  OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Christopher W.        Trustee,      February 2001     President, Financial Services         One registered
Claus (48)            President,                      Group, USAA (1/07-present);           investment company
                      and Vice                        President and Chair of the            consisting of 45 funds
                      Chairman                        Board of Directors, IMCO
                                                      (2/08-present); President, USAA
                                                      Financial Advisors, Inc. (FAI)
                                                      (12/07-present); Chair of the
                                                      Board of Directors and Chief
                                                      Investment Officer IMCO,
                                                      (1/07-2/08); President and Chief
                                                      Executive Officer, Director, and
                                                      Chairman of the Board of Directors,
                                                      IMCO (12/04-1/07); President and
                                                      Chief Executive Officer, Director,
                                                      and Vice Chairman of the Board of Directors,
                                                      IMCO (2/01-12/04). Mr. Claus also serves
                                                      as Chair of the Board of Directors of
                                                      USAA Shareholder Account Services
                                                      (SAS); USAA Financial Planning Services
                                                      Insurance Agency, Inc. (FPS) and FAI.
                                                      He is also a director of USAA Life
                                                      Insurance Company (USAA Life).

Clifford A.           Vice          May 2002          Senior Vice President, Fixed Income   One registered
Gladson (59)          President                       Investments, IMCO (9/02-present).     investment company
                                                      Mr. Gladson also serves as            consisting of 45 funds
                                                      a director of SAS.

John P. Toohey        Vice          June 2009         Vice President, Equity Investments,   One registered
(41)                  President                       IMCO (2/09-present); Managing         investment company
                                                      Director, AIG Investments,            consisting of 45 funds
                                                      (12/00-1/09).

Mark S. Howard        Secretary     September 2002    Senior Vice President and Deputy      One registered
(46)                                                  General Counsel, Business &           investment company
                                                      Regulatory Services, USAA             consisting of 45 funds
                                                      (10/08-present):   Senior
                                                      Vice  President,  USAA
                                                      Life/IMCO/FPS  General
                                                      Counsel,  USAA (10/03-10/08);
                                                      Senior Vice President, Securities
                                                      Counsel, USAA (12/02-10/03).
                                                      Mr. Howard also  holds  the
                                                      officer positions of Senior Vice
                                                      President,  Secretary  and
                                                      Counsel for USAA  Life, IMCO,
                                                      SAS, FPS, and FAI.


                      POSITION(S)   TERM OF OFFICE    PRINCIPAL  OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Roberto Galindo,      Treasurer     February 2008     Assistant Vice President, Portfolio   One registered
 Jr. (49)                                             Accounting/Financial Administration,  investment company
                                                      USAA (12/02-present); Assistant       consisting of 45 funds
                                                      Treasurer, USAA family of
                                                      funds (07/00-2/08).

Christopher P.        Assistant     November 2008     Vice President, Financial Advice      One registered
Laia (48)             Secretary                       & Solutions Group General             investment company
                                                      Counsel,  USAA (10/08-present);       consisting of 45 funds
                                                      Vice President, Securities
                                                      Counsel,  USAA (6/07-10/08);
                                                      Vice President and Assistant
                                                      Secretary, IMCO,  SAS, FAI,
                                                      and FPS (7/07-present);
                                                      General Counsel, Secretary,
                                                      and  Partner, Brown
                                                      Advisory (6/02-6/07).


William A. Smith      Assistant     February 2009     Vice President, Senior Financial      One registered
(61)                  Treasurer                       Officer and Treasurer, IMCO, FAI,     investment company
                                                      FPS, SAS (2/09- present);             consisting of 45 funds
                                                      Vice President, Senior Financial
                                                      Officer, USAA (2/07-present);
                                                      Consultant,  Robert  Half/
                                                      Accounttemps, (8/06-1/07);
                                                      Chief  Financial  Officer,
                                                      California State Automobile
                                                      Association (8/04-12/05);
                                                      Chief Financial  Officer,
                                                      Metropolitan Mortgage
                                                      (8/03-7/04).

Jeffrey D. Hill       Chief         September         Assistant Vice President, Mutual      One registered
(41)                  Compliance    2004              Funds Compliance, USAA                investment company
                      Officer                         (9/04-present); Assistant Vice        consisting of 45 funds
                                                      President, Investment Management
                                                      Administration & Compliance, USAA
                                                     (12/02-9/04).


* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended July 31, 2009, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds' most recent full fiscal year ended July 31, 2009, the Executive Committee held no meetings.

AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended July 31, 2009, the Audit Committee held meetings four times.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended July 31, 2009, the Pricing and Investment Committee held meetings four times.

CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and Non-Interested Trustees. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended July 31, 2009, the Corporate Governance Committee held meetings five times.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individual is executive officer of the Manager: Dawn Cooper, Senior Vice President, Distribution Services. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2008.


                            AGGRESSIVE          GROWTH           GROWTH &
                           GROWTH FUND           FUND           INCOME FUND
INTERESTED TRUSTEE

Christopher W. Claus        Over $100,000   $50,001-$100,000   $50,001-$100,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben             None               None              None
Robert L. Mason                None               None          $10,001-$50,000
Barbara B. Ostdiek             None               None              None
Michael F. Reimherr      $50,001 - $100,000       None              None
Richard A. Zucker              None               None              None

                              INCOME            INCOME            FIRST START
                            STOCK FUND           FUND             GROWTH FUND
INTERESTED TRUSTEE

Christopher W. Claus     $50,001-$100,000       None               None

NON-INTERESTED TRUSTEES

Barbara B. Dreeben               None           None               None
Robert L. Mason          $10,001-$50,000        None               None
Barbara B. Ostdiek               None           None            $0-$10,000
Michael F. Reimherr      $50,001-$100,000   $10,001-$50,000     $0-$10,000
Richard A. Zucker                None         Over $100,000        None



                              MONEY              SCIENCE &        SMALL CAP
                           MARKET FUND         TECHNOLOGY FUND    STOCK FUND
INTERESTED TRUSTEE


Christopher W. Claus     $10,001 - $50,000     None            $10,001-$50,000


NON-INTERESTED TRUSTEES


Barbara B. Dreeben            None                None             None
Robert L. Mason            Over $100,000          None             None
Barbara B. Ostdiek       $10,001-$50,000          None             None
Michael F. Reimherr      $10,001-$50,000        $0 -$10,000        None
Richard A. Zucker        $50,001 - $100,000       None             None



                         INTERMEDIATE-TERM       SHORT-TERM        HIGH-YIELD
                              BOND FUND           BOND FUND   OPPORTUNITIES FUND
INTERESTED TRUSTEE

Christopher W. Claus     Over $100,000      $50,001 - $100,000   Over $100,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben            None                None             None
Robert L. Mason               None                None             None
Barbara B. Ostdiek            None                None             None
Michael F. Reimherr      $10,001-$50,000    $0 -$10,000         $10,001-$50,000
Richard A. Zucker             None                None             None


                                                                  USAA FUND
                             CAPITAL               VALUE           COMPLEX
                           GROWTH FUND             FUND             TOTAL
INTERESTED TRUSTEE

Christopher W. Claus     $50,001-$100,000    $50,001-$100,000   Over $100,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben            None                None           Over $100,000
Robert L. Mason               None                None           Over $100,000
Barbara B. Ostdiek            None                None          $10,001-$50,000
Michael F. Reimherr      Over $100,000            None          Over $100,000
Richard A. Zucker             None                None          Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended July 31, 2009.

         NAME                       AGGREGATE              TOTAL COMPENSATION
          OF                    COMPENSATION FROM             FROM THE USAA
        TRUSTEE             FUNDS LISTED IN THIS SAI        FUND COMPLEX (B)

INTERESTED TRUSTEE

Christopher W. Claus              None (a)                    None (a)

NON-INTERESTED TRUSTEES

Barbara B. Dreeben                $   27,454.46               $  88,250.00
Robert L. Mason, Ph.D.            $   27,454.46               $  88,250.00
Barbara B. Ostdiek                $   25,588.07               $  82,250.00
Michael F. Reimherr               $   25,587.92               $  82,250.00
Richard A. Zucker                 $   29,321.54               $  94,250.00

(A) CHRISTOPHER W. CLAUS IS AFFILIATED WITH THE TRUST'S INVESTMENT ADVISER, IMCO, AND, ACCORDINGLY, RECEIVES NO REMUNERATION FROM THE TRUST OR ANY OTHER FUND OF THE USAA FUND COMPLEX.

(B) AT JULY 31, 2009, THE USAA FUND COMPLEX CONSISTED OF ONE REGISTERED INVESTMENT COMPANY OFFERING 45 INDIVIDUAL FUNDS.

No compensation is paid by any Fund to any Trustee or officer who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of August 31, 2009, the officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

As of August 31, 2009, USAA and its affiliates owned 3,896 shares (which is less than 0.01%) of the Money Market Fund; and no shares of the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Fund, Income Stock Fund, Short-Term Bond Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund, Value Fund, and Science & Technology Fund.

The following table identifies all persons who, as of August 31, 2009, held of record or owned beneficially 5% or more of any Fund's shares.

                                   NAME AND ADDRESS
       TITLE OF CLASS              OF BENEFICIAL OWNER         PERCENT OF CLASS

Aggressive Growth           National  Financial  Serv Corp           5.78%
Fund                      Exclusive Benefit of Our Customers
                                  Attn:  Tony Persaud
                                 Church Street Station
                                New York, NY 10008-3908



Small Cap Stock                     State of Nevada                  6.45%
Fund                            Upromise Investments
                             Newton Center, MA 02459-3216

High-Yield Opportunities           Ameritrade Inc.                     10%
Fund                            Omaha, NE 68103-2226


                              THE TRUST'S MANAGER

As described in each Fund's prospectus, IMCO is the investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Funds Trust from its inception.

In addition to managing the Trust's assets, IMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $ xx billion, of which approximately $xx billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Funds pursuant to an Advisory Agreement, dated August 1, 2006, (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each of the Funds. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund's investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for certain Funds. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of the Funds, as described in the prospectuses.

For the services under these agreements, each Fund has agreed to pay the Manager a fee computed as described under Fund Management in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectuses, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectuses, the SAI, and periodic reports to prospective shareholders.


The Advisory Agreement will remain in effect until July 31, 2010, for the Funds covered by the agreement and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of the majority of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. The Advisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has voluntarily agreed to limit the annual expenses of the Growth Fund to 1.00% of the Fund's average net assets (ANA), the Capital Growth Fund to 1.30% of the Fund's ANA, the Value Fund to 1.15% of the Fund's ANA, the First Start Growth Fund to 1.38% of the Fund's ANA, the Intermediate-Term Bond Fund to 0.65% of the Fund's ANA, and the Small Cap Stock Fund to 1.40% of the Fund's ANA, and will reimburse the Funds for all expenses in excess of such limitation. Any such waiver or reimbursement may be modified or terminated by the Manager at any time without prior notice to the shareholders.

For the last three fiscal years ended July 31, management fees were as follows:

      FUND                           2007               2008             2009

Aggressive Growth Fund            $   5,928,766   $  5,767,552   $    3,806,014
Growth Fund                       $   6,710,683   $  6,660,209   $    4,056,351
Growth & Income Fund              $   8,468,889   $  8,316,518   $    5,062,909
Income Stock Fund                 $  11,713,142   $  9,477,686   $    5,429,526
Income Fund                       $   4,987,281   $  5,436,367   $    5,410,623
Short-Term Bond Fund              $   1,297,688   $  1,586,574   $    2,027,858
Money Market Fund                 $  11,373,695   $ 13,183,936   $   14,244,995
Science & Technology Fund         $   2,861,933   $  2,779,257   $    1,669,321
First Start Growth Fund           $   1,734,817   $  1,497,179   $    1,066,166
Intermediate-Term Bond Fund       $   1,825,088   $  2,466,723   $    2,373,565
High-Yield Opportunities Fund     $   2,971,220   $  3,354,251   $    3,190,931
Small Cap Stock Fund              $   3,524,453   $  3,744,341   $    3,045,470

Capital Growth Fund               $   2,363,500   $  5,481,658   $    4,074,544
Value Fund                        $   3,316,153   $  3,324,169   $    2,441,526

As a result of the Funds' actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled as follows:

      FUND                           2007               2008             2009

Aggressive Growth                                                $        2,835
  Institutional Shares
Growth Fund                       $   1,863,586    $  1,503,137  $    1,402,503
Growth Institutional Shares              -                -      $        3,367
First Start Growth Fund           $   1,898,096    $  1,668,490  $    1,964,491
Intermediate-Term Bond Fund       $     505,076    $    328,728  $      413,860
High-Yield Opportunities Fund     $      -         $    264,733  $      165,948
Income Stock Institutional Shares        -                -      $        2,826
Capital Growth Fund               $     932,481    $  1,535,813  $    2,045,962
Value Fund                        $     393,435    $    420,975  $      789,398
Small Cap Stock Fund                     -                -      $      139,775


The management fees of each Fund (except the Money Market Fund) are based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of average net assets as follows:

     FUND                                      FEE RATE

Aggressive Growth Fund                          *
First Start Growth Fund                         .75%
Growth Fund                                     .75%
Growth & Income Fund                            .60%
High-Yield Opportunities Fund                   .50%
Income Fund                                     .24%
Income Stock Fund                               .50%
Intermediate-Term Bond Fund                     **
Science & Technology Fund                       .75%
Short-Term Bond Fund                            .24%
Small Cap Stock Fund                            .75%
Capital Growth Fund                             .75%
Value Fund                                      .75%


* THE FEE IS COMPUTED AT ONE-HALF OF ONE PERCENT (0.50%) OF THE FIRST $750 MILLION OF AVERAGE NET ASSETS, TWO-FIFTHS OF ONE PERCENT (0.40%) FOR THAT
PORTION OF AVERAGE NET ASSETS IN EXCESS OF $750 MILLION BUT NOT OVER $1.5 BILLION, AND ONE-THIRD OF ONE PERCENT (0.33%) FOR THAT PORTION OF AVERAGE NET ASSETS IN EXCESS OF $1.5 BILLION.

** THE FEE IS COMPUTED AT ONE-HALF OF ONE PERCENT (0.50%) OF THE FIRST $50 MILLION OF AVERAGE NET ASSETS, TWO-FIFTHS OF ONE PERCENT (0.40%) OF THAT PORTION OF AVERAGE NET ASSETS OVER $50 MILLION BUT NOT OVER $100 MILLION, AND THREE-TENTHS OF ONE PERCENT (0.30%) OF THAT PORTION OF AVERAGE NET ASSETS IN EXCESS OF $100 MILLION.

and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to a relevant Lipper Index. Each Fund's performance will be measured as listed below.


                FUND                            LIPPER INDEX

Aggressive  Growth  Fund                        Large-Cap Growth
First Start  Growth  Fund                       Flexible Portfolio*
Growth Fund                                     Large-Cap Growth
Growth & Income Fund                            Multi-Cap Core
High-Yield  Opportunities  Fund                 High Current Yield Bond
Income Fund                                     A Rated Bond
Income  Stock  Fund                             Equity  Income
Intermediate-Term  Bond  Fund                   Intermediate Investment Grade
Science & Technology Fund                       Science & Technology
Short-Term Bond Fund                            Short Investment Grade Bond
Small Cap Stock Fund                            Small-Cap Core
Capital Growth Fund                             Global**
Value Fund                                      Multi-Cap Value

* PRIOR TO AUGUST 1, 2006, THE LIPPER PERFORMANCE INDEX FOR THE FIRST START GROWTH WAS LARGE-CAP GROWTH.

** PRIOR TO DECEMBER 1, 2005, THE LIPPER PERFORMANCE INDEX FOR THE CAPITAL GROWTH FUND WAS SMALL-CAP GROWTH. PRIOR TO AUGUST 1, 2006, THE MANAGER VOLUNTARILY AGREED TO CALCULATE THE PERFORMANCE ADJUSTMENT BY COMPARING THE FUND'S PERFORMANCE TO BOTH THE LIPPER SMALL-CAP GROWTH FUNDS INDEX AND THE LIPPER GLOBAL FUNDS INDEX, AND THEN SELECTING THE COMPARISON THAT RESULTS IN THE LESSER BASE FEE ADJUSTMENT FOR THE FUND'S SHAREHOLDERS. EFFECTIVE AUGUST 1, 2006, THE LIPPER PERFORMANCE INDEX FORMALLY CHANGED FROM SMALL-CAP GROWTH TO GLOBAL.


With respect to the Money Market Fund, the management fee will continue to consist solely of the base fee of 0.24% of its average net assets.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of each Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for each Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

                             FIXED INCOME FUNDS:

HIGH-YIELD OPPORTUNITIES FUND                               INCOME FUND
INTERMEDIATE-TERM BOND FUND                             SHORT-TERM BOND FUND


OVER/UNDER PERFORMANCE RELATIVE TO INDEX                ANNUAL ADJUSTMENT RATE
      (IN BASIS POINTS) 1                      (IN BASIS POINTS AS A PERCENTAGE
                                                OF A FUND'S AVERAGE NET ASSETS)

     +/- 20 to 50                                       +/- 4
    +/- 51 to 100                                       +/- 5
   +/- 101 and greater                                  +/- 6

                                  EQUITY FUNDS:

AGGRESSIVE GROWTH FUND                                  FIRST START GROWTH FUND
   GROWTH FUND                                          GROWTH & INCOME FUND
 INCOME STOCK FUND                                     SCIENCE & TECHNOLOGY FUND
SMALL CAP STOCK FUND                                     CAPITAL GROWTH FUND
   VALUE FUND
OVER/UNDER PERFORMANCE RELATIVE TO INDEX                ANNUAL ADJUSTMENT RATE
        (IN BASIS POINTS) 1                     (IN BASIS POINTS AS A PERCENTAGE
                                                 OF A FUND'S AVERAGE NET ASSETS)

    +/- 100 to 400                                      +/- 4
    +/- 401 to 700                                      +/- 5
    +/- 701 and greater                                 +/- 6

1 BASED ON THE DIFFERENCE BETWEEN AVERAGE ANNUAL PERFORMANCE OF THE FUND AND ITS RELEVANT INDEX, ROUNDED TO THE NEAREST BASIS POINT (.01%).

For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                    EXAMPLES

                                      1            2            3            4              5             6
Fund Performance (a)               6.80%         5.30%        4.30%        (7.55%)       (-5.20%)      (3.65%)
Index Performance (a)              4.75%         5.15%        4.70%        (8.50%)       (-3.75%)      (3.50%)
--------------------------------------------------------------------------------------------------------------------
Over/Under Performance (b)         + 205          +15         - 40         + 95           - 145         - 15
Annual Adjustment Rate (b)        +    6            0           -4          + 5             - 6            0
Monthly Adjustment Rate (c)          .0049%           n/a      (.0033%)       .0041%      (.0049%)           n/a
Base Fee for Month               $  221,918   $   221,918  $   221,918    $  221,918    $  221,918   $   221,918
Performance Adjustment               41,650             0     (28,050)        34,850       (41,650)            0
--------------------------------------------------------------------------------------------------------------------
Monthly Fee                      $  263,568   $   221,918  $   193,868    $  256,768    $  180,268   $   221,918
====================================================================================================================

 (A) AVERAGE ANNUAL PERFORMANCE OVER A 36-MONTH PERIOD
 (B) IN BASIS POINTS
 (C) ANNUAL ADJUSTMENT RATE DIVIDED BY 365, MULTIPLIED BY 30, AND STATED AS A PERCENTAGE

Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

SUBADVISORY AGREEMENTS

The Manager has entered into Subadvisory Agreements dated December 3, 2007, with The Renaissance Group LLC; dated October 1, 2007, with Credit Suisse Securities
(USA) LLC (CSSU) for its Volaris Volatility Management Group; dated July 9, 2007, with UBS Global Asset Management (Americas) Inc. (UBS); dated October 2, 2006, with Credit Suisse Asset Management LLC (Credit Suisse); and dated August 1, 2006, with the other Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

Each Subadvisory Agreement will remain in effect with respect to a Fund until July 31, 2010. Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940
Act) or by the Board of Trustees (on behalf of the Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Non-Interested Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) on 60 days' written notice; by IMCO at any time; or by the applicable Subadviser on 90 days' written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

For the AGGRESSIVE GROWTH FUND, the Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico Capital). Marsico Capital, located at 1200 17th Street, Suite 1600, Denver, Colorado, 80202, was organized in September 1997 as a registered investment adviser The Manager (not the Fund) pays Marsico Capital a fee in the annual amount of 0.35% of the portion of the Fund's average daily net assets that Marsico Capital manages.


For the GROWTH FUND, the Manager has entered into Subadvisory Agreements with The Renaissance Group LLC (Renaissance) and Loomis, Sayles & Company, L.P. (Loomis Sayles).

Renaissance, located at The Baldwin Center, 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, is an investment adviser that has specialized in growth equity management since 1978. Renaissance operates under the name of

Renaissance Investment Management and is majority owned by Affiliated Managers Group, Inc., a publicly traded asset management company. The Manager (not the Fund) pays Renaissance a fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that Renaissance manages.

Loomis Sayles, is headquartered at One Financial Center, Boston, Massachusetts 02111, a Delaware limited partnership and registered investment adviser, is an indirect, wholly owned subsidiary of Natixis Global Asset Management, L.P., which in turn is owned by Natixis Asset Management. The Manager (not the Fund) pays Loomis Sayles a fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that Loomis Sayles manages.

For the GROWTH & INCOME FUND, the Manager has entered into Subadvisory Agreements with Wellington Management Company, LLP (Wellington Management), Loomis Sayles, Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), and UBS.


The Manager (not the Fund) pays Wellington Management a fee in an annual amount of 0.20% of the portion of the Fund's average daily net assets that Wellington Management manages. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 105 partners, all of whom are active members of the Firm. Wellington Management is located at 75 State Street, Boston, Massachusetts 02109.


The Manager (not the Fund) pays Loomis Sayles a fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that Loomis Sayles manages.

The Manager (not the Fund) pays BHMS a fee based on the aggregate net assets that BHMS manages in the Value Fund and Growth & Income Fund combined in the annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979, managing equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

The Manager (not the Fund) pays UBS a fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that UBS manages. UBS, One North Wacker Drive, Chicago, Illinois, 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

For the INCOME STOCK FUND, the Manager has entered into Subadvisory Agreements with Grantham, Mayo, Van Otterloo & Co. LLC (GMO) and OFI Institutional Asset Management (OFI Institutional).

The Manager (not the Fund) pays GMO fees in the annual amount of 0.18% of the portion of the Fund's average daily net assets that GMO manages. GMO is located at 40 Rowes Wharf, Boston, MA 02110. GMO primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors.

The Manager (not the Fund) pays OFI Institutional fees in the annual amount of 0.085% of the Fund's average daily net assets for the first $500 million in assets that OFI Institutional manages and 0.075% of the Fund's average daily net assets in excess of $500 million that OFI Institutional manages. OFI Institutional is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

For the SCIENCE & TECHNOLOGY FUND, the Manager has entered into a Subadvisory Agreement with Wellington Management. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.45% of the Fund's average daily net assets for the first $100 million in assets that Wellington Management manages, plus 0.35% of the Fund's average daily net assets for assets over $100 million that Wellington Management manages.

For the FIRST START GROWTH FUND, the Manager has entered into Subadvisory Agreements with Credit Suisse and CSSU.

The Manager (not the Fund) pays Credit Suisse a fee in the annual amount of 0.15% of the Fund's average daily net assets that Credit Suisse manages. Credit Suisse, Eleven Madison Avenue, New York, New York 10010, is one of the world's leading banks and provides its clients with investment banking, private banking, and asset manage-ment services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

CSSU is an SEC registered broker-dealer and investment adviser. CSSU provides a variety of capital raising, market making, advisory, and brokerage services for its government, financial institution, high net-worth individuals, and corporate clients and affiliates. CSSU also provides both discretionary and non-discretionary investment related advisory services to approximately 2,500 clients. The Manager (not the Fund) pays CSSU a fee of 0.23% for the first $50 million of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.20% for notional amounts between $50,000,000.01 to $250,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.12% for notional amounts between $250,000,000.01 to $500,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.10% for notional amounts between $500,000,000.01 to $2,000,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; and 0.08% for notional amounts over $2,000,000,000 of the total notional amount of each Fund's option strategy account CSSU manages of the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund. Notional amount is equal to the daily closing price of the index underlying options strategies written for each Fund account using the closing price listed on an agreed upon exchange.

For the SMALL CAP STOCK FUND, the Manager has entered into Subadvisory Agreements with Batterymarch and Wellington Management. The Manager (not the
Fund) pays Batterymarch a fee in the annual amount of 0.50% of the Fund's average daily net assets that Batterymarch manages. Batterymarch is located at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.70% of the Fund's average daily net assets that Wellington Management manages.

For the CAPITAL GROWTH FUND, the Manager has entered into a Subadvisory Agreement with Batterymarch. The Manager (not the Fund) pays Batterymarch a fee based on the aggregate net assets that Batterymarch manages in the Cornerstone Strategy Fund, the World Growth Fund, and the Capital Growth Fund in the annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million of the Fund's average daily net assets that Batterymarch manages.

For the VALUE FUND, the Manager has entered into a Subadvisory Agreement with BHMS. The Manager (not the Fund) pays BHMS a fee based on the aggregate net assets that BHMS manages in the Value Fund and Growth & Income Fund combined in the annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Company reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity (but not pay for printing or postage for such documents); respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average daily net assets for each Fund except the Money Market Fund and the Aggressive Growth Fund, which is one-tenth of one percent (0.10%) of the average daily net assets for the Money Market Fund and effective May 1, 2002, one- fourth of one percent (0.25%) of the average daily net assets for the Aggressive Growth Fund. We may also delegate one or more of our responsibilities to others at our expense.

With respect to the Aggressive Growth, Growth, Income, Income Stock, Intermediate-Term Bond, High-Yield Opportunities, Short-Term Bond, Small Cap
Stock, and Value Funds institutional shares, for these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average net assets. We may also delegate one or more of our responsibilities to others at our expense.

For the last three fiscal years ended July 31, the Trust paid IMCO the following administration and servicing fees:

FUND                         2007              2008             2009

Aggressive Growth Fund       $ 2,989,456     $ 3,186,176        $ 2,032,954
Aggressive Growth Insti-
  tutional Shares            $         -     $         -        $     5,326
Growth Fund                  $ 1,336,092     $ 1,356,224        $   850,200
Growth Institutional
  Shares                     $         -     $         -        $     9,695
Growth & Income Fund         $ 2,247,715     $ 2,186,132        $ 1,356,403
Income Stock Fund            $ 3,535,691     $ 3,105,344        $ 1,846,987
Income Stock Institu-
  tional Shares              $         -     $         -        $     8,899
Income Fund                  $ 2,711,032     $ 2,877,949        $ 2,814,696
Income Institutional
  Shares                     $         -     $         -        $    12,552
Short-Term Bond Fund         $   704,302     $   855,702        $ 1,049,328
Short-Term Bond Insti-
  tutional Shares            $         -     $         -        $     6,037
Money Market Fund            $ 4,739,040     $ 5,493,307        $ 5,935,415
Science & Technology
  Fund                       $   544,150     $   527,559        $   344,335
First Start Growth Fund*     $   343,493     $   314,101        $   228,523
Intermediate-Term Bond
  Fund                       $   824,317     $ 1,251,386        $ 1,283,576
Intermediate-Term Bond
  Institutional Shares       $         -     $         -        $    10,154
High-Yield Opportunities
  Fund                       $   860,951     $ 1,017,977        $   914,446
High-Yield Opportunities
  Institutional Shares       $         -     $         -        $     9,109
Small Cap Stock Fund         $   689,932     $   760,807        $   594,983
Small Cap Stock Institu-
  tional Shares              $         -     $         -        $     9,773
Capital Growth Fund          $   451,692     $ 1,076,939        $   836,800
Value Fund                   $   644,261     $   651,674        $   448,259
Value Institutional
  Shares                     $         -     $         -        $     6,394

* The Fund's actual expenses exceeded the expense limitation; as a result, the Manager did not receive fees to which it would have been entitled.

In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain compliance, legal, and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal years ended July 31, 2007, and 2008, the Funds reimbursed the Manager for these legal and tax services and for the fiscal year ended July 31, 2009, the Funds reimbursed the Manager for these compliance and legal services, as follows:

FUND                         2007            2008               2009

Aggressive Growth Fund       $    22,527     $    20,287        $    20,092
Growth Fund                  $    17,393     $    14,492        $    14,403
Growth & Income Fund         $    27,859     $    23,716        $    22,281
Income Stock Fund            $    43,174     $    34,332        $    30,920
Income Fund                  $    34,032     $    29,818        $    46,456
Short-Term Bond Fund         $     9,021     $     8,852        $    17,098
Money Market Fund            $    85,111     $    83,511        $   146,781
Science & Technology Fund    $     7,248     $     5,921        $     5,602
First Start Growth Fund      $     4,865     $     3,647        $     3,708
Intermediate-Term Bond Fund  $     9,748     $    12,499        $    21,336

High-Yield Opportunities
  Fund                       $    10,366     $    10,827        $    15,125
Small Cap Stock Fund         $     8,433     $     8,281        $    10,021
Capital Growth Fund          $     4,791     $    10,510        $    13,713
Value Fund                   $     7,821     $     7,362        $     7,540

CODES OF ETHICS


The Funds' Manager and the Subadvisers each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which may permit personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust's Board of Trustees reviews the administration of the Code of Ethics at least annually and receives certifications from the Manager and each Subadviser regarding compliance with their Code of Ethics annually.

While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Code of Ethics adopted by the Manager and the Funds. The Code of Ethics is designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Code of Ethics requires the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades.

Copies of the Codes of Ethics for the Funds' Manager as well as each Subadviser have been filed with the SEC and are available for public review.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's Board of Trustees has delegated to the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund's securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained RiskMetrics Group (RMG) formerly Institutional Shareholder Services, Inc. to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Fund. RMG has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the RMG U.S. Proxy Voting Guidelines and RMG International Proxy Voting Guidelines (the RMG Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of RMG, except as briefly described below. Before any voting deadline, RMG will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the RMG Guidelines. In evaluating RMG's recommendations, the Manager may consider information from many sources, including the Funds' portfolio managers, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review RMG's recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to RMG's recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds' principal underwriter, on the other. If a material conflict of interest is deter mined to exist, the Head of Equity Investments may vote contrary to RMG's recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds' Board of Trustees at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any RMG recommendation.

Copies of the Manager's proxy voting policies and procedures are available without charge (i) by calling 800-531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge at USAA.COM and (ii) on the SEC's Web site at http://www.sec.gov.

UNDERWRITER AND DISTRIBUTOR

The Trust has an agreement with IMCO for exclusive underwriting and distribution of each Fund's shares on a continuing, best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust.

For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $23 to $25.50 per account. For its services under the Transfer Agency Agreement, the Aggressive Growth, Growth, Income, Income Stock, Intermediate-Term Bond, High-Yield Opportunities, Short-Term Bond, Small Cap Stock, and Value Funds institutional shares pay the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average net assets. In addition to the account-based fee, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials that are required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by Transfer Agent to the servicing agent, or (ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent. This fee is subject to change at any time.


The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

USAA

OTHER ACCOUNTS MANAGED


The following table sets forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2009, unless otherwise specified.

                                   NUMBER OF OTHER ACCOUNTS MANAGED            NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                     AND ASSETS BY ACCOUNT TYPE                  ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
 NAME OF FUND     REGISTERED       OTHER POOLED                     REGISTERED       OTHER POOLED
 AND PORTFOLIO    INVESTMENT       INVESTMENT                       INVESTMENT       INVESTMENT
 MANAGER          COMPANIES         VEHICLES       OTHER ACCOUNTS    COMPANIES        VEHICLES         OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------


SHORT-TERM BOND
FUND

R. Matthew Freund 2                 0              0                2                 0                0
                 ($ 1,873.0 mil)                                   ($ 1,873.0 mil)

Julianne Bass     2                 0              0                2                 0                0
                 ($ 1,873.0 mil)                                   ($ 1,873.0 mil)

INTERMEDIATE-TERM
BOND FUND

R. Matthew Freund 2                 0              0                2                 0                0
                 ($ 1,813.3 mil)                                   ($ 1,813.3 mil)

Julianne Bass     2                 0              0                2                 0                0
                 ($ 1,813.3 mil)                                   ($ 1,813.3 mil)

HIGH-YIELD OPPORTUNITIES
BOND FUND

R. Matthew Freund 2                 0              0                2                 0                0
                 ($ 1,917.1 mil)                                   ($ 1,917.1 mil)

Julianne Bass     2                 0              0                2                 0                0
                 ($ 1,917.1 mil)                                   ($ 1,917.1 mil)

FIRST START GROWTH
FUND

Arnold Espe       3                 0              0                2                 0                0
                 ($793.7 mil)                                      ($787.5 mil)
Wasif Latif*      9                 0              0                3                 0                0
                 ($795.3 mil)                                      ($264.3 mil)

*Effective July 17, 2009

INCOME FUND

Margaret
Weinblatt        1                  0              0                1                 0                0
                 ($578.7 mil)                                      ($578.7 mil)


MONEY MARKET
FUND

Anthony M. Era   0                  0              0                0                 0                0

CONFLICTS OF INTEREST: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Trust's Board of Trustees also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION: IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoneyNet, Inc. category. Each fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the Fund's comparative ranking against all funds within the appropriate Lipper Index as set forth in the Fund's prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2009, the portfolio managers of USAA beneficially owned securities of the Fund in which they managed in the following dollar range:

   PORTFOLIO MANAGER         FUND                      DOLLAR RANGE

Julianne Bass     Short-Term Bond Fund              $10,001 - $50,000
                  High-Yield Opportunities Fund     $0 - $10,000

R. Matthew Freund Short-Term  Bond Fund             $50,001 -  $100,000
                  Intermediate-Term Bond Fund       $50,001 -  $100,000
                  High-Yield Opportunities Fund     $50,001 - $100,000

Margaret "Didi"
Weinblatt         Income Fund                       $100,001 - $500,000

Arnold Espe       First Start Growth Fund           $10,001 - $50,000

BATTERYMARCH

OTHER ACCOUNTS MANAGED

The following table sets forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2009, unless otherwise specified.

                                   NUMBER OF OTHER ACCOUNTS MANAGED            NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                     AND ASSETS BY ACCOUNT TYPE                  ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
 NAME OF FUND     REGISTERED       OTHER POOLED                     REGISTERED       OTHER POOLED
 AND PORTFOLIO    INVESTMENT       INVESTMENT                       INVESTMENT       INVESTMENT
 MANAGER          COMPANIES         VEHICLES       OTHER ACCOUNTS    COMPANIES         VEHICLES         OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------

SMALL CAP STOCK
FUND*

Stephen A.
Lanzendorf        5                5               75               0                 1                 6
                  ($1,161.5 mil)  ($146.3 mil)    ($4,074.3 mil)                      ($4.9 mil)        $310.7 mil)

Yu-Niel (Charles)
Ko                5                5               75               0                 1                 6
                  ($1,161.5 mil)  ($146.3 mil)    ($4,074.3 mil)                      ($4.9 mil)        $310.7 mil)

CAPITAL GROWTH
FUND*

Adam Petryk       8                18              30               0                 0                  0
                  ($2,032.7 mil)   ($1,428.4 mil)  ($4,280.2 mil)

Michael McElroy   4                 7              11               0                 0                  0
                  ($577.2 mil)     ($801.7 mil)    (2,174.9 mil)$


* The Funds are managed using a team approach, and members of the US Investment and Global Developed Markets Teams manage the portion of the Funds managed by Batterymarch. The portfolio managers named have primary responsibility for portfolio structure and for ensuring that the Funds comply with the investment objectives, guidelines and Batterymarch's current investment strategies. Each account managed by their team is included in the number of accounts and total assets for the portfolio managers listed (even if such portfolio manager does not have primary involvement in the day-to-day management of the account.)

CONFLICTS OF INTEREST: Actual or potential conflicts may arise in managing multiple client accounts. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

ALLOCATION OF INVESTMENT OPPORTUNITIES: If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

ALLOCATION OF PARTIALLY-FILLED TRANSACTIONS IN SECURITIES: Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES: Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

SELECTION OF BROKERS/DEALERS: In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, or a broker provides the firm with soft dollar credits, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

PERSONAL SECURITIES TRANSACTIONS: Batterymarch allows its employees to trade in securities that it recommends to advisory clients. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) may buy, hold, or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding, or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts.

Batterymarch employees also may invest in mutual funds and other commingled vehicles that are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons, and its clients. To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in funds managed by Batterymarch).

Batterymarch and certain Batterymarch employees also may have ownership interests in certain other client accounts, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

PERFORMANCE-BASED FEE ARRANGEMENTS: Batterymarch manages some accounts under performance-based fee arrangements. Batterymarch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an incentive to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest, Batterymarch generally requires portfolio decisions to be made on a product specific basis. Additionally, Batterymarch requires average pricing of all aggregated orders. Lastly, the investment performance on specific accounts is not a factor in determining the portfolio managers' compensation; performance analysis is reviewed on an aggregate product basis.


Although Batterymarch believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.

Batterymarch's CCO conducts a review of the firm's potential conflicts of interest and a risk assessment on annual basis.

COMPENSATION:   In  addition  to  customary  employee  benefits  (E.G.,  medical coverage), compensation received by Batterymarch's portfolio managers includes:

     [X} COMPETITIVE BASE SALARIES;

     [X} INDIVIDUAL PERFORMANCE-BASED BONUSES based on the investment professionals' added value to the portfolios for which they are responsible measured on a one-, three- and five year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

     [X} CORPORATE PROFIT-SHARING; and an

     [X} annual contribution to a NON-QUALIFIED DEFERRED COMPENSATION PLAN that has a cliff-vesting requirement (I.E., they must remain employed with the firm for at least 31 months to receive payment)

Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is generally not analyzed by any individual client portfolios.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2009, no portfolio manager of Batterymarch beneficially owned shares of the USAA Funds they managed.

BHMS

OTHER  ACCOUNTS  MANAGED


The following table sets forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2009, unless otherwise specified.

                                   NUMBER OF OTHER ACCOUNTS MANAGED            NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                     AND ASSETS BY ACCOUNT TYPE                  ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
 NAME OF FUND     REGISTERED       OTHER POOLED                     REGISTERED       OTHER POOLED
 AND PORTFOLIO    INVESTMENT       INVESTMENT                       INVESTMENT       INVESTMENT
 MANAGER          COMPANIES         VEHICLES       OTHER ACCOUNTS    COMPANIES         VEHICLES         OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------

VALUE FUND

Mark Giambrone

James P. Barrow

Ray Nixon, Jr.

Robert J. Chambers

James S. McClure

John P. Harloe

Timothy J. Culler

GROWTH & INCOME
FUND

Mark Giambrone

Timothy J. Culler

James P. Barrow

Ray Nixon, Jr.

Robert J. Chambers

CONFLICTS OF INTEREST: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

COMPENSATION: In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2009, no portfolio manager of BHMS beneficially owned any securities of the USAA Funds they managed.

CREDIT SUISSE

OTHER ACCOUNTS MANAGED


The following table sets forth other accounts for which the Fund's portfolio manager was primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2009, unless otherwise specified.

                                   NUMBER OF OTHER ACCOUNTS MANAGED            NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                     AND ASSETS BY ACCOUNT TYPE                  ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
 NAME OF FUND     REGISTERED       OTHER POOLED                     REGISTERED       OTHER POOLED
 AND PORTFOLIO    INVESTMENT       INVESTMENT                       INVESTMENT       INVESTMENT
 MANAGER          COMPANIES         VEHICLES       OTHER ACCOUNTS    COMPANIES         VEHICLES         OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
FIRST START
GROWTH FUND

Jordan Low        0 ($0 bil)           0              0 ($0 bil)      0                  0                  0

POTENTIAL CONFLICTS OF INTEREST: It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the USAA First Start Growth Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities between the USAA First Start Growth Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the USAA First Start Growth Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the USAA First Start Growth Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (I.E., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Certain members of the Credit Suisse Quantitative Equities Group, which manages the USAA First Start Growth Fund, also manage an account with a long-short investment strategy (the "Long-Short Account"). There are several potential conflicts of interest issues that could arise as a result of the same individuals managing the Long-Short Account and the Fund. The Long-Short Account and the Fund are expected to hold inconsistent positions. The Fund seeks long-term capital growth with reduced volatility over time by primarily purchasing long positions in equity securities which, at the time of purchase, are represented in the S&P 500 Index/Russell 3000 Index. The Long-Short Account is expected to engage in short sales of securities and may sell short the same securities as those that may be held by the USAA First Start Growth Fund. The short sale of a security by the Long-Short Account may adversely affect the price of a security which may be simultaneously held by the USAA First Start Growth Fund. Moreover, if the Long-Short Account is covering short positions on a particular security and the USAA First Start Growth Fund purchase long positions on such security then this could adversely affect the Long-Short
Account's price for covering such shorts. Although the portfolio management approach of both the Long-Short Account and the USAA First Start Growth Fund is mostly quantitative in nature, there is an element of discretion in the hands of the portfolio managers. Credit Suisse has adopted policies and procedures that Credit Suisse believes are reasonably designed to mitigate the conflicts of interest posed by this arrangement.

COMPENSATION: Credit Suisse's compensation to the portfolio managers includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining a portfolio manager's bonus include the USAA First Start Growth Fund's performance, assets held in the USAA First Start Growth Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse's profit sharing and 401(k) plans.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 200 9, no portfolio managers of Credit Suisse beneficially owned any securities of the USAA Fund they managed.

CSSU (VOLARIS GROUP)

OTHER ACCOUNTS MANAGED

The following table sets forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2009, unless otherwise specified.

                                   NUMBER OF OTHER ACCOUNTS MANAGED            NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                     AND ASSETS BY ACCOUNT TYPE                  ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
 NAME OF FUND     REGISTERED       OTHER POOLED                     REGISTERED       OTHER POOLED
 AND PORTFOLIO    INVESTMENT       INVESTMENT                       INVESTMENT       INVESTMENT
 MANAGER          COMPANIES         VEHICLES       OTHER ACCOUNTS    COMPANIES         VEHICLES         OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------

FIRST START
GROWTH FUND

Yirong Li         0                  0 ($0 mil)     0 ($0 mil)          0                0                  0

Defina Maluki     0                  0              0                   0                0                  0

CONFLICT OF INTEREST: It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the USAA First Start Growth Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities between the USAA First Start Growth Fund and other accounts they advise.

In addition due to differences in the investment strategies or restrictions between the USAA First Start Growth Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the USAA First Start Growth Fund. CSSU has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If CSSU believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. CSSU may aggregate orders if all participating client accounts benefit equally (I.E., all receive an average price of the aggregated orders). In the event CSSU aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with CSSU's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by CSSU's affiliates and accounts in which CSSU's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

COMPENSATION: CSSU's compensation to the portfolio managers includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining a portfolio manager's bonus include the USAA First Start Growth Fund's performance, assets held in the USAA First Start Growth Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of CSSU, portfolio managers participate in Credit Suisse's profit sharing and 401(k) plans.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 200 9, no portfolio managers of Volaris Group beneficially owned any securities of the USAA Fund they managed.

GMO

OTHER ACCOUNTS  MANAGED


The following table sets forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2009, unless otherwise specified.

                                   NUMBER OF OTHER ACCOUNTS MANAGED            NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                     AND ASSETS BY ACCOUNT TYPE                  ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
 NAME OF FUND     REGISTERED       OTHER POOLED                     REGISTERED       OTHER POOLED
 AND PORTFOLIO    INVESTMENT       INVESTMENT                       INVESTMENT       INVESTMENT
 MANAGER          COMPANIES         VEHICLES       OTHER ACCOUNTS    COMPANIES         VEHICLES         OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
INCOME STOCK
FUND

Sam Wilderman     0                    0               0                0                0                  0
                 ($0 bil)          ($0 bil)        ($0 bil)         ($0 bil)         ($0 bil)           ($0 bil)

CONFLICTS OF INTEREST: Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts. GMO believes several factors limit the conflicts between the Fund and other similar stock accounts managed by the Fund's portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the Fund and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the Fund's portfolio management team and GMO's Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2009, no members of the management team of GMO beneficially owned any securities of the USAA Fund they managed.

LOOMIS SAYLES

OTHER ACCOUNTS MANAGED

The following table sets forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2009, unless otherwise specified.

                                   NUMBER OF OTHER ACCOUNTS MANAGED            NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                     AND ASSETS BY ACCOUNT TYPE                  ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
 NAME OF FUND     REGISTERED       OTHER POOLED                     REGISTERED       OTHER POOLED
 AND PORTFOLIO    INVESTMENT       INVESTMENT                       INVESTMENT       INVESTMENT
 MANAGER          COMPANIES         VEHICLES       OTHER ACCOUNTS    COMPANIES         VEHICLES         OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND

Mark Baribeau     0 ($0 bil)       0 ($0 bil)      0 ($3.55 bil)      0                0 ($0 mil)         0

Pamela Czekanski  0 ($0 bil)       0 ($0 bil)      0 ($3.55 bil)      0                0 ($0 mil)         0

Richard Skaggs    0 ($0 bil)       0 ($0 bil)      0 ($3.48 bil)      0                0 ($0 mil)         0

GROWTH & INCOME
FUND

Mark Baribeau     0 ($0 bil)       0 ($0 bil)      0 ($3.55 bil)      0                0 ($0 mil)         0

Pamela Czekanski  0 ($0 bil)       0 ($0 bil)      0 ($3.55 bil)      0                0 ($0 mil)         0

Richard Skaggs    0 ($0 bil)       0 ($0 bil)      0 ($3.48 bil)      0                0 ($0 mil)         0

CONFLICTS OF INTEREST: The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances, and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

COMPENSATION: Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for our clients. Portfolio manager compensation is made up of three main components - base salary, variable compensation, and a long-term incentive program. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance, and market considerations. Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary. Variable compensation is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit, and team commitment. Investment performance is the primary component of total variable compensation, and generally represents at least 70% for equity managers.

The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually and may decrease or eliminate their contribution to variable compensation.

EQUITY MANAGERS. Investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1-, 3-, and 5year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark (Russell 1000 Growth Index) is used as a secondary comparison. Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style. With respect to the peer group that Loomis Sayles uses for manager compensation, we obtain performance data from outside consultants that contains the performance of institutional investment advisers that offer products similar to those offered by Loomis Sayles. We use this data as a comparison with the Loomis Sayles' composite performance in the portfolio managers' style (E.G. the Loomis Sayles Large Cap Growth Composite, which is made up of certain Loomis
Sayles'--advised   large  cap  growth   accounts)   to   determine  PM  variable
compensation.

GENERAL. Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.

Loomis Sayles has developed and implemented two distinct LONG-TERM INCENTIVE PLANS to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

[X]      the plan grants units that entitle  participants  to an annual payment based on a percentage of company earnings above an established threshold;

[X]      upon retirement a participant will receive a multi-year payout for his or her vested units;

[X]      participation  is contingent  upon signing an award  agreement,  which includes a non-compete covenant.

The second plan also is similarly constructed although the participants' annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to April 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2009, no portfolio manager of Loomis Sayles beneficially owned any securities of the USAA Fund they managed.

MARSICO CAPITAL MANAGEMENT, LLC (MCM)

OTHER ACCOUNTS MANAGED


The following table sets forth other accounts for which the Fund's portfolio manager was primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2009, unless otherwise specified.



                                   NUMBER OF OTHER ACCOUNTS MANAGED            NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                     AND ASSETS BY ACCOUNT TYPE                  ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
 NAME OF FUND     REGISTERED       OTHER POOLED                     REGISTERED       OTHER POOLED
 AND PORTFOLIO    INVESTMENT       INVESTMENT                       INVESTMENT       INVESTMENT
 MANAGER          COMPANIES         VEHICLES       OTHER ACCOUNTS    COMPANIES         VEHICLES         OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------

AGGRESSIVE GROWTH
FUND

Thomas F. Marsico 0                0               0                 0                0                  0
                  ($0 mil)        ($0 mil)        ($0 mil)

COMPENSATION: MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM. In addition to his salary and bonus, Mr. Marsico may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, to encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager's performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, effectiveness of the manager's leadership within MCM's investment team, contributions to MCM's overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

CONFLICT OF INTEREST: As a general matter, MCM faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline.

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. CM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2009, no portfolio manager of MCM beneficially owned any securities of the USAA Funds they managed. MCM's code of ethics does not permit covered employees, including portfolio managers, to invest in mutual funds subadvised by MCM.

OFI INSTITUTIONAL

OTHER ACCOUNTS MANAGED


The following table sets forth other accounts for which the Fund's portfolio manager was primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2009, unless otherwise specified.


                                   NUMBER OF OTHER ACCOUNTS MANAGED            NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                     AND ASSETS BY ACCOUNT TYPE                  ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
 NAME OF FUND     REGISTERED       OTHER POOLED                     REGISTERED       OTHER POOLED
 AND PORTFOLIO    INVESTMENT       INVESTMENT                       INVESTMENT       INVESTMENT
 MANAGER          COMPANIES         VEHICLES       OTHER ACCOUNTS    COMPANIES         VEHICLES         OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------

INCOME STOCK
FUND

David Schmidt     0                0               0                 0                0                 0
                  ($0 mil)         ($0 mil)        ($0 bil)                           ($0 mil)          ($0 mil)

CONFLICTS OF INTEREST: The Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Advisor have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Advisor than the fee structure of the Fund, the Sub-Advisor could have an incentive to favor the other fund or account. However, the Sub-Advisor's compliance procedures and Code of Ethics recognize the Sub-Advisor's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

COMPENSATION: The Fund's Portfolio Manager is employed and compensated by the Sub-Advisor, not the Fund. Under the Sub-Advisor's compensation program for its portfolio managers and portfolio analysts, their compensation is based on the investment performance results of the funds and accounts they manage, as well as the financial success of the Sub-Advisor. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their shareholders. The Sub-Advisor's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of October 1, 2007, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Sub-Advisor's holding company parent. Senior portfolio managers may also be eligible to participate in the Sub-Advisor's deferred compensation plan.

To help the Sub-Advisor attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Sub-

Advisor and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts currently managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2009, no portfolio manager of OFI Institutional beneficially owned any securities of the USAA Funds they managed.

WELLINGTON MANAGEMENT

OTHER ACCOUNTS MANAGED

The following table sets forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2009, unless otherwise specified.

                                   NUMBER OF OTHER ACCOUNTS MANAGED            NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                     AND ASSETS BY ACCOUNT TYPE                  ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
 NAME OF FUND     REGISTERED       OTHER POOLED                     REGISTERED       OTHER POOLED
 AND PORTFOLIO    INVESTMENT       INVESTMENT                       INVESTMENT       INVESTMENT
 MANAGER          COMPANIES         VEHICLES       OTHER ACCOUNTS    COMPANIES         VEHICLES         OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME
FUND

Matthew E.
Megargel           0 ($0 mil)      0 ($0 mil)      0 ($0 mil)        0                0                  0 ($0 mil)

Francis J.
Boggan             0 ($0 mil)      0 ($0 mil)      0 ($0 mil)        0                0                  0 ($0 mil)

Jeffrey L.
Kripke             0 ($0 mil)      0 ($0 mil)      0 ($0 mil)        0                0                  0 ($0 mil)

SCIENCE & TECH-
NOLOGY FUND

John F. Averill    0 ($0 mil)      0 ($0 mil)      0 ($0 mil)        0                0 ($0 mil)         0 ($0 mil)

Bruce L. Glazer    0 ($0 mil)      0 ($0 mil)      0 ($0 mil)        0                0 ($0 mil)         0 ($0 mil)

Anita M. Killian   0 ($0 mil)      0 ($0 mil)      0 ($0 mil)        0                0 ($0 mil)         0 ($0 mil)

Ann C. Gallo       0 ($0 mil)      0 ($0 mil)      0 ($0 mil)        0                0 ($0 mil)         0 ($0 mil)

Nicholas B.
Boullet            0 ($.0 mil)     0 ($0 mil)      0 ($0 mil)        0                0                  0 ($0 mil)

SMALL CAP STOCK
FUND

Timothy J.
McCormack          0 ($0 mil)      0 ($0 mil)      0 ($0 mil)        0                 0                  0 ($0 mil)

Shaun F. Pedersen  0 ($0 mil)      0 ($0 mil)      0 ($0 mil)        0                 0                  0 ($0 mil)

CONFLICTS OF INTEREST: Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund's managers listed in the prospectuses who are primarily responsible or the day-to-day management of the Funds ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the
Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Averill and Glazer and Ms. Gallo also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

Compensation: Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and the Adviser on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended July 31, 2009.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of each Fund's managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the
Investment Professionals' experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional`s manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees. Wellington Management applies similar incentive structures to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible Boggan, Glazer, Megargel, and McCormack and Ms. Gallo and Ms. Killian are partners of the firm.


    FUND                        BENCHMARK INDEX AND/OR PEER GROUP
                                FOR INCENTIVE PERIOD

 GROWTH & INCOME FUND             S&P 500 Index (Megargel)

                                  Russell 1000 Index (Russell MidCap Index from 1-1-05 through 12-31-06) (Kripke)

                                  Russell 1000 Index (DJ/Wilshire US Mid Cap
                                  Index-Full Cap through 12-31-07) (Boggan)

 SMALL CAP STOCK FUND             Russell 2000 Value Index

 SCIENCE & TECHNOLOGY FUND
 (Science Portion)                S&P 500 Healthcare Index

 SCIENCE & TECHNOLOGY FUND
 (Technology Portion)             S&P North American Technology Sector Index


PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2009, the portfolio managers of Wellington Management beneficially owned securities of the USAA Funds they managed in the following dollar range:


     PORTFOLIO MANAGER                  FUND                    DOLLAR RANGE

     Matthew E. Megargel         Growth & Income Fund         $100,001-$500,000

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

OTHER ACCOUNTS MANAGED

The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2009, unless otherwise specified.

                                   NUMBER OF OTHER ACCOUNTS MANAGED            NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                     AND ASSETS BY ACCOUNT TYPE                  ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
 NAME OF FUND     REGISTERED       OTHER POOLED                     REGISTERED       OTHER POOLED
 AND PORTFOLIO    INVESTMENT       INVESTMENT                       INVESTMENT       INVESTMENT
 MANAGER          COMPANIES         VEHICLES       OTHER ACCOUNTS    COMPANIES         VEHICLES         OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME
FUND

John Leonard      0 ($0 mil)      0 ($0 mil)      0 ($0 mil)        0                0 ($0 bil)         0

Thomas M. Cole    0 ($0 mil)      0 ($0 mil)      0 ($0 mil)        0                0 ($0 bil)         0

Thomas Digenan    0 ($0 mil)      0 ($0 mil)      0 ($0 mil)        0                0 ($0 bil)         0

Scott Hazen       0 ($0 mil)      0 ($0 mil)      0 ($0 mil)        0                0 ($0 bil)         0

CONFLICTS OF INTEREST: The management of a portfolio and other accounts by a portfolio manager for UBS could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity, such as an initial or secondary public offerings, that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advan-tage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.

COMPENSATION: The compensation received by the portfolio managers at UBS Global Asset Management includes a base salary and incentive compensation, as detailed below. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into three categories:

1.  Competitive  salary,   benchmarked  to  maintain  competitive   compensation
opportunities.

2. Annual bonus, which is discretionary and tied to individual contributions and investment performance.

3. UBS equity awards, promoting company-wide success and employee retention.

BASE SALARY is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

ANNUAL BONUSES are discretionary and correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. Each portfolio manager's bonus is based on the performance of each Fund the portfolio manager managers as compared to the Fund's broad-based index over a three-year rolling period.

UBS AG Equity. Senior investment professionals may receive a portion of the annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS AG stock with after-tax funds from their bonus and/or salary. Two UBS AG stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2009, no portfolio manager of UBS beneficially owned any shares of the USAA Growth & Income Fund.

RENAISSANCE

OTHER ACCOUNTS MANAGED

The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2009, unless otherwise specified.

                                   NUMBER OF OTHER ACCOUNTS MANAGED            NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                     AND ASSETS BY ACCOUNT TYPE                  ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
 NAME OF FUND     REGISTERED       OTHER POOLED                     REGISTERED       OTHER POOLED
 AND PORTFOLIO    INVESTMENT       INVESTMENT                       INVESTMENT       INVESTMENT
 MANAGER          COMPANIES         VEHICLES       OTHER ACCOUNTS    COMPANIES         VEHICLES         OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------

GROWTH FUND

Michael E. Schroer 0                0              0                0                0                  0
                   ($0)             ($0)

Paul A. Radomski   0                0              0                0                0                  0
                                                   ($0)

Eric J. Strange    0                0              0                 0                0                  0

CONFLICTS OF INTEREST: Renaissance does not foresee any potentially material conflicts of interest as a result of concurrent management of the Growth Fund and other accounts.

COMPENSATION: Renaissance compensates the Managing Partners through a structure comprised of a percentage of the overall firm revenues and a 50% share of overall firm profits. Firm revenues are a function of the overall firm assets under management and the fee rates charged to those assets. Firm profits are the cash flows remaining after all compensation and firm operating expenses are paid. There is no difference in the methodology of compensation across the accounts that the partners manage.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2009, no portfolio manager of Renaissance beneficially owned shares of the USAA Growth Fund.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on USAA.COM. This general policy shall not apply, however, in the following instances:

        [X]   Where the person to whom the  disclosure  is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Code of Ethics);

        [X] Where the person has a valid business reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, Subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);

        [X]   As disclosed in this SAI; and

        [X]   As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, the Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include, among others, each Fund's custodian, auditors, attorneys, investment adviser and Subadviser(s), administrator, and each of their respective affiliates and advisers.

Any person or entity that does not have a previously approved ongoing arrangement to receive nonpublic portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO) or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on USAA.COM after these reports are filed with the SEC (which typically occurs approximately 60 days after the end of each fiscal quarter). In addition, each Fund (except for the USAA money market funds, the USAA Total Return Strategy Fund and the Target Retirement Funds) intends to post its top 10 holdings on USAA.COM 15 days following the end of each month. The Target Retirement Funds intend to post all underlying USAA Fund holdings on USAA.COM 15 days following the end of each month.

Approximately 60 days after the end of each fiscal quarter, a Fund's portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, Standard & Poor's and Morningstar.

For the last month of each quarter, after each Fund's top 10 holdings (or all USAA fund holdings for the Target Retirement Funds) are made available on USAA.COM, this information will be delivered to certain independent evaluation and reporting services such as Lipper, Standard & Poor's, Thomson Financial and Value Line.

In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for nonpublic portfolio holdings information to be approved by the CCO or USAA
Securities Counsel, and then reported to the Fund's Board, including the Non-Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on each Fund's investments. The accounting agent is responsible for, among other things, calculating each Fund's daily NAV and other recordkeeping functions. In addition, assets of the Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, First Start Growth, Small Cap Stock, Capital Growth, High-Yield Opportunities, and Value Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

K&L Gates LLP, 1601 K Street, N.W., Washington,  DC 20006, reviews certain legal
matters  for  the  Trust  in  connection   with   the  shares   offered  by  the
prospectuses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1. LONG-TERM DEBT RATINGS:


MOODY'S INVESTORS SERVICES (MOODY'S)


Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some respect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION FROM AAA THROUGH C. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS SERVICES (S&P)

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS LTD (FITCH)

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC HIGH DEFAULT RISK. "CCC" ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC HIGH DEFAULT RISK. A "CC" rating indicates that default of some kind appears probable.

C    HIGH DEFAULT RISK. "C" ratings signal imminent default.

DDD DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

DD   DEFAULT. "DD" indicates potential recoveries in the range of 50% - 90%.

D    DEFAULT. "D" indicates the lowest recovery potential, I.E. below 50%.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D    This category indicates bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.


A.M. BEST CO, INC. (A.M. BEST)

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in A.M. Best's opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b Assigned to issues, where the issuer has, in A.M. Best's opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc,
c Assigned to issues, where the issuer has, in A.M. Best's opinion, extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d    In  default  on  payment  of  principal,   interest,  or  other  terms  and
     conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

RATINGS FROM "AA" TO "CCC" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP      Not Prime. Issues do not fall within any of the Prime rating categories.

MOODY'S MUNICIPAL

MOODY'S DEMAND OBLIGATIONS

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P CORPORATE AND GOVERNMENT

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2    Satisfactory  capacity  to  pay  principal  and  interest,   with  some
        vulnerability to adverse financial and economic changes over the term of the notes.

SP-3    Speculative capacity to pay principal and interest.

FITCH

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3   FAIR  CREDIT  QUALITY.   The  capacity  for  timely  payment  of  financial
     commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

DOMINION COMMERCIAL PAPER


R-1 (high)     Short-term  debt rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity that  possesses  unquestioned ability to repay current  liabilities as they fall due.  Entities
               rated  in  this  category   normally  maintain  strong  liquidity
               positions, conservative debt levels, and profitability, which are both  stable  and  above  average.  Companies  achieving  an "R-1
               (high)"  rating  are  normally  leaders  in  structurally   sound
               industry segments with proven track records, sustainable positive future results and no substantial  qualifying  negative  factors.
               Given  the  extremely  tough   definition,   which  Dominion  has
               established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)   Short-term  debt  rated  "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short-term  debt  rated  "R-1  (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.


R-2 (high),
R-2 (middle),
R-2 (low)      Short-term  debt rated  "R-2" is of adequate  credit  quality and within the three  subset  grades,  debt  protection  ranges  from having reasonable  ability for timely repayment to a level, which is considered  only just adequate.  The liquidity and debt ratios of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1"  category,  and the past and future  trend may suggest  some risk of  maintaining  the strength of key ratios in
               these  areas.   Alternative  sources  of  liquidity  support  are
               considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

NOTE: ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST


AMB-1+ Assigned to issues, where the issuer has, in A.M. Best's opinion, the strongest ability to repay short-term debt obligations.

AMB-1 Assigned to issues, where the issuer has, in A.M. Best's opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 Assigned to issues, where the issuer has, in A.M. Best's opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in A.M. Best's opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4 Assigned to issues, where the issuer has, in A.M. Best's opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.


d In default on payment of principal, interest, or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

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

06143-1209

                             USAA MUTUAL FUNDS TRUST

PART C.  OTHER INFORMATION

ITEM 23.                   EXHIBITS

a   (i)      USAA Mutual Funds Trust First Amended and Restated Master Trust
              Agreement dated April 20, 2006 (12)
    (ii)     USAA Mutual  Funds Trust Second  Amended and  Restated  Master
             Trust Agreement dated June 27, 2006 (15)

b            First Amended and Restated By-Laws, dated April 20, 2006 (12)

c            None other than provisions contained in Exhibits (a)(i), (a)(ii), and (b) above

d   (i)      Advisory Agreement dated August 1, 2001 with respect to the Florida
              Tax-Free Income and Florida Tax-Free Money Market Funds (7)
    (ii)     Management  Agreement for the Extended Market Index Fund
               dated  August 1, 2006 (15)
    (iii) Advisory Agreement for the Nasdaq-100 Index Fund dated August 1, 2006 (15)
    (iv)     Management  Agreement  for the S&P 500 Index Fund dated August
              1, 2006 (15)
    (v) Advisory Agreement dated August 1, 2006 with respect to all other funds (15)
    (vi) Investment Subadvisory Agreement between IMCO and BHMS dated August 1, 2006 (15)
    (vii) Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006 (15)
    (viii) Investment Subadvisory Agreement between IMCO and The Boston Company dated August 1, 2006 (15)
    (ix) Investment Subadvisory Agreement between IMCO and GMO dated August 1, 2006 (15)
    (x) Investment Subadvisory Agreement between IMCO and Loomis Sayles dated August 1, 2006 (15)
    (xi) Investment Subadvisory Agreement between IMCO and Marsico dated August 1, 2006 (15)
    (xii) Investment Subadvisory Agreement between IMCO and MFS dated August 1, 2006 (15)
    (xiii) Investment Subadvisory Agreement between IMCO and NTI dated August 1, 2006 (15)
    (xiv) Investment Subadvisory Agreement between IMCO and OFI Institutional dated August 1, 2006 (15)
    (xv) Investment Subadvisory Agreement between IMCO and Wellington Management dated August 1, 2006 (15)
    (xvi) Investment Subadvisory Agreement between IMCO and Credit Suisse Asset Management, LLC dated October 2, 2006 (16)
    (xvii) Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006. (15)
    (xviii)  Investment Subadvisory Agreement between IMCO and Deutsche
              Investment Management Americas Inc. dated October 2, 2006 (16)
    (xix) Amendment No. 2 to Investment Subadvisory Agreement between IMCO and Batterymarch dated October 2, 2006 (16)
    (xx) Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. (18)

    (xxi) Investment Subadvisory Agreement between IMCO and Quantitative Management Associates dated July 9, 2007 (19)
    (xxii) Investment Subadvisory Agreement between IMCO and UBS Global Asset Management dated July 9, 2007 (19)
    (xxiii)  Investment Subadvisory Agreement between IMCO and The Renaissance
              Group, LLC dated December 3, 2007 (22)
    (xxiv) Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC dated October 1, 2007 (22)
    (xxv) Letter Agreement to Advisory Agreement adding Global Opportunities Fund (31)
    (xxvi) Amendment No. 2 to Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. (31)
    (xxvii)  Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Quantitative Management (31)
    (xxviii) Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC (31)
    (xxix) Amendment No. 1 to Investment Subadvisory Agreement between IMCO and The Boston Company (31)
    (xxx) Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Asset Management, LLC (31)
    (xxxi) Letter Agreement to Advisory Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)

e   (i)      Underwriting Agreement dated June 25, 1993 (1)
    (ii)     Letter  Agreement  dated May 10,  1994 adding  Texas  Tax-Free
             Income Fund and Texas Tax-Free Money Market Fund (1)
    (iii)    Letter  Agreement to  Underwriting  Agreement adding 37 funds (15)
    (iv) Letter Agreement to Underwriting Agreement adding Global Opportunities Fund (31)
    (v) Letter Agreement to Underwriting Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)

f            Not Applicable

g   (i)      Amended and Restated Custodian Agreement dated July 31, 2006 with
              Fee Schedule dated November 28, 2006 (16)
    (ii)     Form of Custodian Agreement for Extended Market Index Fund (12)
    (iii)    Custodian Agreement for S&P 500 Index Fund dated July 31, 2006 (17)
    (iv)     Subcustodian Agreement dated March 24, 1994 (2)
    (v)      Fee Schedule dated July 1, 2007 (20)
    (vi) Letter Agreement to the Amended and Restated Custodian Agreement adding Global Opportunities Fund (31)

    (vii) Amendment No. 1 to Amended and Restated Custodian Agreement adding Target Retirement Income Fund, Target Retirement 2020
             Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (26)

h   (i)      Transfer Agency Agreement dated November 13, 2002 (8)
    (ii) Letter Agreement to Transfer Agency Agreement dated August 1, 2006 adding 37 funds (15)
    (iii) Administration and Servicing Agreement dated August 1, 2001 with respect to the Florida Tax-Free Income and Florida Tax-Free Money Market Funds (7)
    (iv) Letter Agreement dated August 1, 2006, to the Administration and Servicing Agreement for 37 Funds (15)
    (v) Letter Agreement dated May 10, 1994 adding Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund (1)
    (vi) Master Revolving Credit Facility Agreement with USAA Capital Corporation dated October 1, 2007 (22)
    (vii) Agreement and Plan of Conversion and Termination with respect to USAA Mutual Fund, Inc. (15)
    (viii) Agreement and Plan of Conversion and Termination with respect to USAA Investment Trust (15)
    (ix) Agreement and Plan of Conversion and Termination with respect to USAA Tax Exempt Fund, Inc. (15)
    (x) Amended and Restated Master-Feeder Participation Agreement Among USAA Mutual Funds Trust, BlackRock Advisors, LLC, USAA Investment Management Company, and BlackRock Distributors, Inc. Dated as of October 1, 2006 (23)
    (xi)     Amended and Restated Subadministration Agreement dated October
              1, 2006 (23)
    (xii) Letter Agreement to the Transfer Agency Agreement adding Global Opportunities Fund (31)
    (xiii) Letter Agreement to the Administration and Servicing Agreement adding Global Opportunities Fund (31)
    (xiv) Letter Agreement to the Transfer Agency Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)
    (xv) Letter Agreement to the Administration and Servicing Agreement adding Target Retirement Income Fund, Target Retirement 2020
              Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)

i   (i)      Opinion and Consent of Counsel with respect to Cornerstone
              Strategy, Balanced Strategy, Growth and Tax Strategy, Emerging Markets, Emerging Markets Institutional Shares, International, International Institutional Shares, Precious Metals and Minerals, Precious Metals and Minerals Institutional Shares, and World Growth Funds, and GNMA and Treasury Money Market Trusts (36)

    (ii) Opinion and Consent of Counsel with respect to Aggressive Growth Fund shares, Aggressive Growth Fund institutional shares, Growth Fund shares, Growth Fund institutional shares, Growth & Income Fund, Income Fund shares, Income Fund institutional shares, Income Stock Fund shares, Income Stock Fund institutional shares, Short-Term Bond Fund shares,

              Short-Term Bond Fund institutional shares, Money Market Fund, Science & Technology Fund, First Start Growth Fund, Small Cap Stock Fund shares, Small Cap Stock Fund institutional shares, Intermediate-Term Bond Fund shares, Intermediate-Term Bond Fund institutional shares, High-Yield Opportunities Fund shares, High-Yield Opportunities Fund institutional shares, Capital Growth Fund, Value Fund shares, and Value Fund institutional shares (filed by Amendment)

    (iii) Opinion and Consent of Counsel with respect to Total Return Strategy, Extended Market Index, S&P 500 Index (Member shares and Reward shares), Nasdaq-100 Index, Global Opportunities, Target Retirement Income, Target Retirement 2020, Target Retirement 2030, Target Retirement 2040, and Target Retirement 2050 Funds (33)
    (iv) Opinion and Consent of Counsel with respect to Tax Exempt Long-Term, Tax Exempt Intermediate-Term, Tax Exempt Short-Term, Tax Exempt Money Market, California Bond, California Money Market, New York Bond, New York Money Market, Virginia Bond, Virginia Money Market, Florida Tax-Free Income, and Florida Tax-Free Money Market Funds (34)

j   (i)      Consent of Independent  Registered  Public Accounting Firm
              with respect to Cornerstone Strategy Fund, Balanced Strategy Fund, Growth and Tax Strategy Fund, Emerging Markets Fund shares, Emerging Markets institutional shares, International Fund shares, International Fund institutional shares, Precious Metals and Minerals Fund shares, Precious Metals and Minerals Fund institutional shares, World Growth Fund, GNMA Trust, and Treasury Money Market Trust (36)
    (ii) Consent of Independent Registered Public Accounting Firm with respect to Aggressive Growth Fund shares, Aggressive Growth Fund institutional shares, Growth Fund shares, Growth Fund institutional shares, Growth & Income Fund, Income Fund shares, Income Fund institutional shares, Income Stock Fund shares, Income Stock Fund institutional shares, Short-Term Bond Fund shares, Short-Term Bond Fund institutional shares, Money Market Fund, Science & Technology Fund, First Start Growth Fund, Small Cap Stock Fund shares, Small Cap Stock Fund institutional shares, Intermediate-Term Bond Fund shares, Intermediate-Term Bond Fund institutional shares, High-Yield Opportunities Fund shares, High-Yield Opportunities Fund institutional shares, Capital Growth Fund, Value Fund shares, and Value Fund institutional shares (filed by Amendment)

    (iii) Consent of Independent Registered Public Accounting Firm with respect to Total Return Strategy, Extended Market Index, S&P 500 Index (Member shares and Reward shares), Nasdaq-100 Index, Global Opportunities, Target Retirement Income, Target Retirement 2020, Target Retirement 2030, Target Retirement 2040, and Target Retirement 2050 Funds (33)
    (iv) Consent of Independent Registered Public Accounting Firm with respect to Tax Exempt Long-Term, Tax Exempt Intermediate-Term, Tax Exempt Short-Term, Tax Exempt Money Market, California Bond, California Money Market, New York Bond, New York Money Market, Virginia Bond, Virginia Money Market, Florida Tax-Free Income, and Florida Tax-Free Money Market Funds (34)

k                 Omitted Financial Statements - Not Applicable
l            SUBSCRIPTIONS AND INVESTMENT LETTERS
    (i)      Florida Bond Fund and Florida Money Market Fund dated June 25,
              1993 (1)
    (ii) Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund dated May 3, 1994 (1)
    (iii)    Subscription and Investment Letter for Global Opportunities Fund
              (31)
    (iv) Subscription and Investment Letter for Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)

m            12b-1 Plans - Not Applicable

n            18f-3 Plans
    (i) Amended and Restated Multiple Class Plan Purchase to Rule 18f-3 USAA Mutual Funds Trust (S&P 500 Index Fund) (33)
    (ii) Amended and Restated Multiple Class Plan Purchase to Rule 18f-3 USAA Mutual Funds Trust (27)

o            Reserved

p            CODE OF ETHICS
    (i)      USAA Investment Management Company dated January 1, 2008 (23)
    (ii)     Northern Trust Investments dated February 1, 2005 (14)
    (iii)    BlackRock, Inc. dated September 30, 2006 (16)
    (iv)     Batterymarch Financial Management, Inc. dated February 1, 2005 (14)
    (v)      Marsico Capital Management, LLC dated September 1, 2008 (31)
    (vi)     Wellington Management Company, LLP dated October 1, 2008 (32)
    (vii)    Loomis, Sayles & Company, L.P. dated June 1, 2006 (15)
    (viii)   Grantham, Mayo, Van Otterloo & Co., LLC dated October 26, 2005
              (15)
    (ix)     Barrow, Hanley, Mewhinney & Strauss, Inc. dated January 3, 2006
              (24)
    (x)      OFI Institutional Asset Management dated March 31, 2006 (15)
    (xi)     The Boston Company Asset Management LLC dated November 2006 (17)
    (xii)    MFS Investment Management dated January 1, 2007 (17)
    (xiii)   Credit Suisse Asset Management, LLC dated April 2006 (15)
    (xiv)    Deutsche Investment Management Americas Inc. dated August 11, 2006
              (20)
    (xv)     Quantitative Management Associates January 9, 2007 (19)
    (xvi)    UBS Global Asset Management June 11, 2007(19)
    (xvii)   Renaissance Investment Management July 2007 (22)

q            POWERS OF ATTORNEY
    (a) Powers of Attorney for Christopher W. Claus, Michael Reimherr, Richard A. Zucker, Barbara B. Dreeben, and Robert L. Mason dated September 13, 2006 (15)
    (b) Powers of Attorney for Barbara Ostdiek and Roberto Galindo, Jr. dated February 27, 2008 (23)

(1) Previously filed with Post-Effective Amendment No. 4 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1995).

(2) Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1996).

(3) Previously filed with Post-Effective Amendment No. 6 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 1997).

(4) Previously filed with Post-Effective Amendment No. 8 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 1999).

(5) Previously filed with Post-Effective Amendment No. 9 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2000).

(6) Previously filed with Post-Effective Amendment No. 10 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 22,
     2001).

(7) Previously filed with Post-Effective Amendment No. 11 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
     2002).

(8) Previously filed with Post-Effective Amendment No. 12 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29,
     2003).

(9) Previously filed with Post-Effective Amendment No. 13 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28, 2004).

(10) Previously filed with Post-Effective Amendment No. 15 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2005).

(11) Previously filed with Post-Effective Amendment No. 16 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
     2005).

(12) Previously filed with Post-Effective Amendment No. 18 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 16, 2006).

(13) Previously filed with Post-Effective Amendment No. 19 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2006).

(14) Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
     2006).

(15) Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 29,
     2006).

(16) Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28,
     2006).

(17) Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1,
     2007).

(18) Previously filed with Post-Effective Amendment No. 24 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26,
     2007).

(19) Previously filed with Post-Effective Amendment No. 25 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 26,
     2007).

(20) Previously filed with Post-Effective Amendment No. 27 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26,
     2007).

(21) Previously filed with Post-effective Amendment No. 28 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28,
     2007).

(22) Previously filed with Post-effective Amendment No. 29 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26,
     2007).

(23) Previously filed with Post-effective Amendment No. 30 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 29,
     2008).

(24) Previously filed with Post-effective Amendment No. 31 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 28,
     2008).

(25) Previously filed with Post-effective Amendment No. 32 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9, 2008).

(26) Previously filed with Post-effective Amendment No. 33 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9, 2008).

(27) Previously filed with Post-effective Amendment No. 34 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 30, 2008).

(28) Previously filed with Post-effective Amendment No. 35 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
     2008).

(29) Previously filed with Post-effective Amendment No. 37 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
     2008).

(30) Previously filed with Post-effective Amendment No. 38 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
     2008).

(31) Previously filed with Post-effective Amendment No. 40 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26,
     2008).

(32) Previously filed with Post-effective Amendment No. 41 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26,
     2008).

(33) Previously filed with Post-effective Amendment No. 42 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 29,
     2009).

(34) Previously filed with Post-effective Amendment No. 44 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 30,
     2009).

(35) Previously filed with Post-effective Amendment No. 45 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
     2009).

(36) Previously filed with Post-effective Amendment No. 46 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28,
     2009).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

          Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Trustees and Officers of the Trust" in the Statement of Additional Information.

ITEM 25.  INDEMNIFICATION

          Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

              (a) THE TRUSTEE AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

              (b) INDEMNIFICATION PROVISIONS UNDER AGREEMENT AND DECLARATION OF TRUST. Under Article VI of the Registrant's Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct,
                    (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

                    Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                    As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

          Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management" and to the section of the Statement of Additional Information captioned "Trustees and Officers of the Trust."

With respect to certain funds of the Registrant, IMCO currently engages the following subadvisers:

(a) Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Growth & Income, Science & Technology Fund, and Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management's current Form ADV as amended and filed with the SEC.

(b) Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund and Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles' current Form ADV as amended and filed with the SEC.

(c) Grantham, Mayo, Van Otterloo & Co. LLC (GMO), located at 40 Rowes Wharf, Boston, Massachusetts 02110 serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of GMO is incorporated herein by reference to GMO's current Form ADV as amended and filed with the SEC.

(d) Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, serves as a subadviser to the Aggressive Growth Fund. The information required by this Item 26 with respect to each director and officer of Marsico is incorporated herein by reference to Marsico's current Form ADV as amended and filed with the SEC.

(e) Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, serves as a subadviser to the Growth & Income Fund and Value Fund. The information required by this Item 26 with respect to each director and officer of BHMS is incorporated herein by reference to BHMS' current Form ADV as amended and filed with the SEC.

(f) Batterymarch Financial Management, Inc. (Batterymarch), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, and Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of Batterymarch is incorporated herein by reference to Batterymarch's current Form ADV as amended and filed with the SEC.

(g) Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund. The information required by this Item 26 with respect to each director and officer of NTI is incorporated herein by reference to NTI's current Form ADV as amended and filed with the SEC.

(h) OFI Institutional Asset Management (OFI Institutional), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of OFI is incorporated herein by reference to OFI's current Form ADV as amended and filed with the SEC.

(i) The Boston Company Asset Management, LLC (The Boston Company), located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408, serves as a subadviser to the Emerging Markets Fund and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of The Boston Company is incorporated herein by reference to The Boston Company's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(j) MFS Investment Management (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, serves as a subadviser to the International Fund and World Growth Fund. The information required by this Item 26 with respect to each director and officer of MFS is incorporated herein by reference to MFS's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(k) Credit Suisse Asset Management, LLC (Credit Suisse), located at Eleven Madison Avenue, New York, New York 10010, serves as a subadviser to the Cornerstone Strategy Fund, First Start Growth Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of Credit Suisse is incorporated herein by reference to Credit Suisse's current Form ADV as amended and filed with the SEC.

(l) Deutsche Investment Management Americas Inc. (DIMA), located at 345 Park Avenue, New York, New York 10154, serves as subadvisor to the
         Balanced Strategy Fund, Total Return Strategy Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of DIMA is incorporated herein by reference to DIMA's current Form ADV as amended and filed with the SEC.

(m)      Quantitative  Management  Associates  (QMA),  located at 466  Lexington
         Avenue,  New  York,  New  York  10017,  serves  as  subadvisor  to  the
         Cornerstone Strategy Fund and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of QMA is incorporated herein by reference to QMA's current Form ADV as amended and filed with the SEC.

(n) UBS Global Asset Management (UBS), located at One North Wacker Drive, Chicago, Illinois 60614, serves as subadvisor to the Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of UBS is incorporated herein by reference to UBS's current Form ADV as amended and filed with the SEC.

(o) Credit Suisse Securities, (USA) LLC (CSSU ), located at Eleven Madison Avenue, New York, New York 10010, serves as a subadviser to the Balanced Strategy Fund, Cornerstone Strategy Fund, Total Strategy Fund, First Start Growth Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of CSSU is incorporated herein by reference to CSSU current Form ADV as amended and filed with the SEC.

(p) The Renaissance Group, LLC (Renaissance), located at 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, serves as a subadviser to the Growth Fund. The information required by this Item 26 with respect to each director and officer of Renaissance is incorporated herein by reference to Renaissance's current Form ADV as amended and filed with the SEC.

ITEM 27. PRINCIPAL UNDERWRITERS

              (a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services.

              (b) Following is information concerning directors and executive officers of USAA Investment Management Company.

  NAME AND PRINCIPAL         POSITION AND OFFICES         POSITION AND OFFICES
   BUSINESS ADDRESS           WITH UNDERWRITER                  WITH FUND

Christopher W. Claus        President and Chairman         President, Trustee
9800 Fredericksburg Road    of the Board of Directors      and Vice Chairman
San Antonio, TX 78288                                      of the Board of
                                                           Trustees

Kristi A. Matus             Director                       None
9800 Fredericksburg Road
San Antonio, TX 78288

Clifford A. Gladson         Senior Vice President,         Vice President
9800 Fredericksburg Road    Fixed Income Investments
San Antonio, TX 78288

Mark S. Howard              Senior Vice President,         Secretary
9800 Fredericksburg Road    Secretary and Counsel
San Antonio, TX 78288

Roberto Galindo, Jr.        Assistant Vice President       Treasurer
9800 Fredericksburg Road    Mutual Fund Financial
San Antonio, TX 78288       Administration

Jeffrey D. Hill             Assistant Vice President       Chief Compliance
9800 Fredericksburg Road    Mutual Funds Compliance        Officer
San Antonio, TX 78288

Dawn Cooper                 Director and Senior            None
9800 Fredericksburg Road    Vice President,
San Antonio, TX 78288       Distribution Services

         (c)      Not Applicable

ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS

             The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

USAA Investment Management Company              Northern Trust Investments, N.A.
9800 Fredericksburg Road                        50 S. LaSalle Street
San Antonio, Texas 78288                        Chicago, Illinois 60603

USAA Shareholder Account Services               Chase Manhattan Bank
9800 Fredericksburg Road                        4 Chase MetroTech
San Antonio, Texas 78288                        18th Floor
                                                Brooklyn, New York 11245
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Growth & Income Fund, Science & Technology Fund, and Small Cap Stock Fund)

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth Fund and Growth & Income Fund)

Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf
Boston, Massachusetts 02110
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Marsico Capital Management, LLC
1200 17th Street
Suite 1600
Denver, Colorado 80202
(records relating to its functions as a subadviser with respect to the Aggressive Growth Fund)

Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue
15th Floor
Dallas, Texas 75204-2429
(records relating to its functions as a subadviser with respect to the Growth & Income Fund and Value Fund)

Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, and Emerging Markets Fund)

Northern Trust Investments, N.A.
50 S. LaSalle Street
Chicago, Illinois 60603
(records relating to its functions as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund)

OFI Institutional Asset Management
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008
(records relating to its functions as a subadviser to the Income Stock Fund)

The Boston Company Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, Massachusetts 02108-4408
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund and Global Opportunities Fund)

MFS Investment Management
500 Boylston Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the nternational Fund and World Growth Fund)

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, First Start Growth Fund, and Global Opportunities
Fund)

Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, New York 10154
(records relating to its functions as a subadviser with respect to the Balanced Strategy Fund, Total Return Strategy Fund, and Global Opportunities Fund)

Quantitative Management Associates
Jennison Associates LLC
466 Lexington Avenue
New York, New York 10017
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund and Global Opportunities Fund)

UBS Global Asset Management
One North Wacker Drive
Chicago, Illinois 60614
(records relating to its functions as a subadviser with respect to the Growth & Income Fund)

Credit Suisse Securities, (USA) LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as a subadviser with respect to the Balanced Strategy Fund, Cornerstone Strategy Fund, Total Strategy Fund,
First Start Growth Fund, and Global Opportunities Fund)

The Renaissance Group, LLC
625 Eden Park Drive, Suite 1200
Cincinnati, Ohio 45202
(records relating to its functions as a subadviser with respect to the Growth
Fund)


ITEM 29. MANAGEMENT SERVICES

         Not Applicable.

ITEM 30. UNDERTAKINGS

         None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this registration statement has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 30th day of September, 2009.

                                                 USAA MUTUAL FUNDS TRUST

                                                  /s/ Christopher W. Claus
                                                 -------------------------
                                                 Christopher W. Claus
                                                 President

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

    (Signature)                    (Title)                        (Date)

/s/ Richard Z. Zucker        Chairman of the                September 30, 2009
----------------------       Board of Trustees
Richard A. Zucker

/s/ Christopher W. Claus     Vice Chairman of the Board     September 30, 2009
----------------------       of Trustees and President
Christopher W. Claus         (Principal Executive Officer)


/s/ Roberto Galinco, Jr.     Treasurer (Principal)          September 30, 2009
----------------------       Financial and
Roberto Galindo, Jr.         Accounting Officer)

/s/ Barbara B. Dreeben
----------------------       Trustee                        September 30, 2009
Barbara B. Dreeben

/s/ Robert L. Mason
-----------------------      Trustee                        September 30, 2009
Robert L. Mason

/s/ Barbara B. Ostdiek
-----------------------      Trustee                        September 30, 2009
Barbara B. Ostdiek

/s/ Micharl F. Reimherr
-----------------------      Trustee                        September 30, 2009
Michael F. Reimherr


                                      C-20
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